                                                        Registration No. 2-59232

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                   Post-Effective Amendment No. 27 to Form S-6
         For Registration Under the Securities Act of 1933 of Securities
               of Unit Investment Trusts Registered on Form N-8B-2

                                       FOR

                             ----------------------

                       PRUDENTIAL'S ANNUITY PLAN ACCOUNT-2
                              (Exact name of trust)
                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                751 Broad Street, Newark, New Jersey 07102-3777
                     (Name of depositor and complete address
                         of principal executive offices)

                             ----------------------


                And Also to Form N-1A for Registration Under the
                Securities Act of 1933 and Registration Statement
                    Under the Investment Company Act of 1940

                                      FOR

                             ---------------------



                       PRUDENTIAL'S GIBRALTAR FUND, INC.
                               751 Broad Street
                             Newark, N.J. 07102-3777
                          (Exact name of co-registrant
                   and address of principal executive offices)

                             ----------------------
                               Caren Cunningham
                                   Secretary
                       Prudential's Gibraltar Fund, Inc.
                  The Prudential Insurance Company of America
                               751 Broad Street
                            Newark, N.J. 07102-3777
                (Name and complete address of agent for service)

                             ----------------------


                                   Copies to:


                             Christopher E. Palmer
                                 Shea & Gardner
                           1800 Massachusetts Avenue N.W.
                             Washington D.C. 20036


                             ----------------------

It is proposed that this filing will become effective (check appropriate space):

     [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
     [x] on April 30, 1998 pursuant to paragraph (b) of Rule 485
              (date)
     [ ] 60 days after filing pursuant to paragraph (a) of Rule 485
     [ ] on ___________ pursuant to paragraph (a) of Rule 485
              (date)

                           VARIABLE ANNUITY CONTRACTS
                       CROSS REFERENCE SHEET TO PROSPECTUS

INFORMATION REQUIRED BY
ITEM OF FORM N-8B-2          LOCATION IN PROSPECTUS
-------------------          ----------------------
 1...........................Prudential's Annuity Plan Account-2


 2...........................Eligibility for Purchase
                             Prudential's Administrative Role

 3...........................Not Applicable


 4...........................Eligibility for Purchase
                             Prudential's Administrative Role

 5-6.........................Prudential's Annuity Plan Account-2

 9...........................Not Applicable

10(a)........................The Variable Annuity Contracts

  (b)........................Prudential's Annuity Plan Account-2

  (c)........................Liquidation (Redemption) of Accumulation Shares
                             Death of Annuitant Before Annuity Date
                             Right to Cancel

  (d)........................Liquidation (Redemption) of Accumulation Shares
                             Texas Supplement
                             Exercising Rights Under the Contracts

  (e)........................Not Applicable

  (f)........................Description of Fund Shares and Voting Rights

  (g)(h)(1)(4)...............Not Applicable

  (g)(h)(2)(3)...............Exercising Rights Under the Contracts

  (i)........................Eligibility for Purchase
                             Supplemental Death Benefit
                             Effecting a Variable Payout
                             Annuity Options Available
                             How Variable Annuity Payments are Determined
                             Income Payments for a Fixed Period
                             Death of Annuitant Before Annuity Date
                             Death of Annuitant After Annuity Date


11...........................Prudential's Annuity Plan Account-2
                             Prudential's Gibraltar Fund, Inc.



12...........................Prudential's Annuity Plan Account-2
                             Custodian, Transfer Agent and Dividend-Paying Agent Prudential's Administrative Role


13...........................Summary
                             Prudential's Gibraltar Fund, Inc.
                             Prudential's Administrative Role
                             Sales and Related Charges
                             Other Charges

CROSS REFERENCE SHEET (VARIABLE ANNUITY) -- PAGE 2

INFORMATION REQUIRED BY
ITEM OF FORM N-8B-2          LOCATION IN PROSPECTUS
-------------------          ----------------------
14...........................Eligibility for Purchase


15...........................The Variable Annuity Contracts
                             Prudential's Administrative Role

16...........................Prudential's Annuity Plan Account-2

17...........................Liquidation (Redemption) of Accumulation Shares
                             Effecting a Variable Payout
                             Income Payments for a Fixed Period
                             Death of Annuitant Before Annuity Date
                             Right to Cancel

18...........................Prudential's Annuity Plan Account-2
                             How Variable Annuity Payments are Determined


19...........................Prudential's Administrative Role

20-22........................Not Applicable

23...........................Directors and Officers

24...........................Not Applicable

25...........................Eligibility for Purchase

26...........................Sales and Related Charges
                             Other Charges

27...........................Eligibility for Purchase
                             Prudential as Manager of the Fund's Investments


28...........................Directors and Officers

29-34........................Not Applicable

35...........................Eligibility for Purchase

37...........................Not Applicable

38-39........................Eligibility for Purchase

40...........................Sales and Related Charges
                             Other Charges

41(a)........................Eligibility for Purchase
                             Prudential as Manager of the Fund's Investments


42...........................Directors and Officers

43...........................Not Applicable

44...........................Prudential's Annuity Plan Account-2
                             How Accumulation Shares are Credited
                             How Variable Annuity Payments are Determined

CROSS REFERENCE SHEET (VARIABLE ANNUITY) -- PAGE 3

INFORMATION REQUIRED BY
ITEM OF FORM N-8B-2          LOCATION IN PROSPECTUS
-------------------          ----------------------
45...........................Not Applicable

46...........................Liquidation (Redemption) of Accumulation Shares
                             Death of Annuitant Before Annuity Date

47...........................Not Applicable

48...........................Eligibility for Purchase
                             State Regulation

49...........................Not Applicable

50...........................Prudential's Annuity Plan Account-2


51...........................The Risks Which Prudential Assumes
                             Supplemental Death Benefit

52...........................Prudential's Annuity Plan Account-2

53...........................Federal Income Taxes

54...........................Not Applicable

55...........................Results Under a Hypothetical Purchase Program

56-58........................Not Applicable


59...........................Financial Statements of Prudential's Annuity
                               Plan Account-2
                             Consolidated Financial Statements of The
                               Prudential Insurance Company of America
                               and Subsidiaries

                        PRUDENTIAL'S GIBRALTAR FUND, INC.
                       CROSS REFERENCE SHEET TO PROSPECTUS


INFORMATION REQUIRED BY

ITEM OF FORM N-1A                  LOCATION IN PROSPECTUS
-----------------                  ----------------------
 1. Cover Page                     Cover Page

 2. Synopsis                       Summary
                                   Fee Table


 3. Condensed Financial            Prudential's Gibraltar Fund, Inc.--Financial
    Information                    Highlights

 4. General Description of         Prudential's Gibraltar Fund, Inc.
    Registrant                     Investment Policies
                                   Restrictions on Investment
                                   Description of Fund Shares and Voting Rights

 5. Management of the Fund         Directors and Officers of the Fund
                                   Prudential's Gibraltar Fund, Inc.
                                   Prudential's Administrative Role
                                   Custodian, Transfer Agent and Dividend-
                                     Paying Agent
                                   Summary of Investment Advisory Contract
                                   Prudential as Manager of the Fund's
                                     Investments
                                   Brokerage


 6. Capital Stock and Other        Description of Fund Shares and Voting Rights
    Securities                     Redemption of Fund Shares
                                   Federal Income Taxes


 7. Purchase of Securities         Prudential's Gibraltar Fund, Inc.
    Being Offered                  Determination of Net Asset Value


 8. Redemption or Repurchase       Redemption of Fund Shares

 9. Pending Legal Proceedings      Not Applicable

10. Cover Page                     Not Applicable

11. Table of Contents              Prospectus Contents

12. General Information            Not Applicable


13. Investment Objective and       Prudential's Gibraltar Fund, Inc.
    Policies                       Investment Policies
                                   Restrictions on Investment
                                   New Jersey Investment Laws
                                   Prudential as Manager of the Fund's
                                     Investments


14. Management of the Fu           Directors and Officers of the Fund


15. Control Persons and            Prudential's Gibraltar Fund, Inc.
    Principal Holders of           Description of Fund Shares and Voting Rights
    Securities                     Directors and Officers of the Fund

16. Investment Advisory and        Prudential's Gibraltar Fund, Inc.
    Other Services                 Summary of Investment Advisory Contract
                                   Prudential as Manager of the Fund's
                                     Investments


17. Brokerage Allocation           Brokerage

CROSS REFERENCE SHEET (PGF) -- PAGE 2

INFORMATION REQUIRED BY
ITEM OF FORM N-1A                  LOCATION IN PROSPECTUS
-----------------                  ----------------------
18. Capital Stock and Other        Description of Fund Shares and Voting Rights
    Securities


19. Purchase, Redemption and       Prudential's Gibraltar Fund, Inc.
    Pricing of Securities          Determination of Net Asset Value
    Being Offered                  Redemption of Fund Shares
                                   Description of Fund Shares and Voting Rights


20. Tax Status                     Federal Income Taxes

21. Underwriters                   Not Applicable

22. Calculation of Performance     Not Applicable
    Data


23. Financial Statements           Financial Statements of Prudential's
                                     Gibraltar Fund, Inc.

PROSPECTUS

MAY 1, 1998



VARIABLE ANNUITY CONTRACTS OF PRUDENTIAL'S ANNUITY PLAN ACCOUNT-2
                                                                      LOGO
(for use in connection with retirement
plans qualifying for special
Federal income tax treatment)

 . Flexible Purchase Payment Contract
 . Single Purchase Payment Contract

PRUDENTIAL'S GIBRALTAR FUND, INC.

The net proceeds derived from the sale of these Variable Annuity Contracts are allocated to Prudential's Annuity Plan Account-2, which is a variable contract account of The Prudential Insurance Company of America. The assets of this account are invested solely in shares of a mutual fund concerned primarily with growth of capital to an extent compatible with a concern for its preservation. Current income is a secondary consideration. The Fund's investment objectives are pursued primarily through the purchase of common stocks.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               MAILING ADDRESS:

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                             751 BROAD STREET
                         NEWARK, NEW JERSEY 07102-3777

                        TELEPHONE: (888) 778-2888

QVA 81636 Ed 5-98
  YOU ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.
                                                              Printed in U.S.A.

                              PROSPECTUS CONTENTS

                                                                           PAGE
                                                                           ----
GLOSSARY OF TERMS USED IN THIS PROSPECTUS.................................    1
SUMMARY...................................................................    2
FEE TABLE.................................................................    4
PRUDENTIAL'S GIBRALTAR FUND, INC. -- FINANCIAL HIGHLIGHTS.................    5
GENERAL PROGRAM INFORMATION...............................................    6
   ELIGIBILITY FOR PURCHASE...............................................    6
   THE VARIABLE ANNUITY CONTRACT..........................................    6
   PRUDENTIAL'S ANNUITY PLAN ACCOUNT-2....................................    7
   PRUDENTIAL'S GIBRALTAR FUND, INC. .....................................    8
   PRUDENTIAL'S ADMINISTRATIVE ROLE.......................................    8
DESCRIPTION OF THE CONTRACTS..............................................    9
   SALES AND RELATED CHARGES..............................................    9
   OTHER CHARGES..........................................................   10
   RIGHT TO CANCEL........................................................   10
   HOW ACCUMULATION SHARES ARE CREDITED...................................   10
   LIQUIDATION (REDEMPTION) OF ACCUMULATION SHARES........................   11
   ASSIGNMENT.............................................................   12
   EXERCISING RIGHTS UNDER THE CONTRACTS..................................   12
   SUPPLEMENTAL DEATH BENEFIT.............................................   12
   RESULTS UNDER A HYPOTHETICAL PURCHASE PROGRAM..........................   12
   EFFECTING A VARIABLE PAYOUT............................................   13
   CHANGING THE ANNUITY DATE..............................................   14
   ANNUITY OPTIONS AVAILABLE..............................................   14
   HOW VARIABLE ANNUITY PAYMENTS ARE DETERMINED...........................   14
   THE RISKS WHICH PRUDENTIAL ASSUMES.....................................   16
   INCOME PAYMENTS FOR A FIXED PERIOD.....................................   16
   DEATH OF ANNUITANT BEFORE ANNUITY DATE.................................   16
   DEATH OF ANNUITANT AFTER ANNUITY DATE..................................   17
DESCRIPTION OF PRUDENTIAL'S GIBRALTAR FUND, INC. .........................   18
   INVESTMENT POLICIES....................................................   18
   RESTRICTIONS ON INVESTMENT.............................................   18
   NEW JERSEY INVESTMENT LAWS.............................................   19
   SUMMARY OF INVESTMENT ADVISORY CONTRACT................................   20
   PRUDENTIAL AS MANAGER OF THE FUND'S INVESTMENTS........................   21
   BROKERAGE..............................................................   22
   DETERMINATION OF NET ASSET VALUE.......................................   23
   REDEMPTION OF FUND SHARES..............................................   24
   DESCRIPTION OF FUND SHARES AND VOTING RIGHTS...........................   24
   CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT....................   24
SUPPLEMENTARY INFORMATION.................................................   25
   PRUDENTIAL-SPONSORED PENSION PLANS.....................................   25
   STATE REGULATION.......................................................   25
   FEDERAL INCOME TAXES...................................................   25
   WITHHOLDING............................................................   26
   ADDITIONAL INFORMATION.................................................   28
   EXPERTS................................................................   28
   LITIGATION.............................................................   28
   YEAR 2000..............................................................   29
DIRECTORS AND OFFICERS OF THE FUND........................................   29
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA--DIRECTORS....................   30


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA--PRINCIPAL OFFICERS..........  32
FINANCIAL STATEMENTS OF PRUDENTIAL'S ANNUITY PLAN ACCOUNT-2..............  A1
FINANCIAL STATEMENTS OF PRUDENTIAL'S GIBRALTAR FUND, INC. ............... AI1
SCHEDULE OF INVESTMENTS.................................................. AI2
CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE COMPANY OF
 AMERICA AND SUBSIDIARIES................................................  B1

EFFECTIVE JANUARY 1, 1984, SALES OF THE CONTRACTS DESCRIBED IN THIS PROSPECTUS TO NEW CUSTOMERS WERE DISCONTINUED. THIS DECISION DOES NOT AFFECT INFORCE PLANHOLDERS WHO MAY CONTINUE TO MAKE SUBSEQUENT PURCHASES ON EITHER A SCHEDULED OR NON-SCHEDULED BASIS.

                   GLOSSARY OF TERMS USED IN THIS PROSPECTUS

ACCUMULATION PERIOD: Period prior to annuity date.

ACCUMULATION SHARE: A measure used to determine the value of an Annuitant's Contract during the accumulation period.

ACCUMULATION SHARE VALUE: The dollar value of one accumulation share.

ANNUITANT: Individual for whom purchases are made under a Flexible Purchase Payment or Single Purchase Payment Variable Annuity Contract. The Annuitant's name is shown in the Contract.

ANNUITY: A series of payments made each month as long as a person, called an Annuitant, is living. In some forms of annuity, payments may continue after the Annuitant's death.

ANNUITY DATE: Date when retirement payments are to begin or, alternatively, when a single payment is to be made. This date is selected by the contract owner and is specified in the Contract.

ANNUITY SHARE VALUE: The monthly dollar value of one annuity share.

BUSINESS DAY: Day on which the New York Stock Exchange, Inc. (NYSE) is open for business.

CONTRACTS: The Flexible Purchase Payment and Single Purchase Payment Variable Annuity Contracts described in this Prospectus which are written agreements between Prudential and the contract owner which set forth the rights, duties and privileges of all parties.

MORTALITY AND EXPENSE RISKS: The risks Prudential assumes because the amount of variable annuity payments will not be affected by losses Prudential may incur if Annuitants live longer than expected or if actual expenses are higher than expected.

PRUDENTIAL'S ANNUITY PLAN ACCOUNT-2 (APA-2 OR ACCOUNT): The separate account in which the Contracts described in this Prospectus participate.

PRUDENTIAL'S GIBRALTAR FUND, INC. (FUND): The mutual fund in whose shares APA-2 invests.

PURCHASE PAYMENT: Money paid under a Contract on behalf of an Annuitant.

RETIREMENT PLANS: Corporate, qualified plans for self-employed individuals, IRA, public school and Section 501(c)(3) plans, and deferred compensation plans for public employees.

SEPARATE ACCOUNT: A separate portfolio of assets held by an insurance company and whose investment experience is kept separate from that of the other investment accounts of the company.

SUPPLEMENTAL DEATH BENEFIT: Death benefit equal to the excess, if any, of (a) purchase payments minus liquidations over (b) the value of accumulation shares held.

SYSTEMATIC LIQUIDATION (OPTION D): Monthly liquidations of an equal number of an Annuitant's accumulation shares. This option, which is an alternative to annuity options, provides the Annuitant with a variable monthly income for a fixed period.

VARIABLE ANNUITY: An annuity whose payments vary with the investment results of APA-2.

                                    SUMMARY

THESE PAGES CONTAIN A BRIEF SUMMARY OF SOME OF THE IMPORTANT FEATURES OF THE VARIABLE ANNUITY CONTRACTS DESCRIBED IN THIS PROSPECTUS, PARTICULARLY THOSE RELATED TO THE CHARGES MADE BY PRUDENTIAL. THIS SUMMARY DOES NOT PROVIDE A FULL DESCRIPTION OF THE CONTRACTS. THE ENTIRE PROSPECTUS SHOULD BE READ FOR THAT PURPOSE. YOU MAY FIND IT HELPFUL TO RE-READ THIS SUMMARY AFTER HAVING READ THE PROSPECTUS.

This Prospectus describes two individual variable annuity contracts that are issued by The Prudential Insurance Company of America (Prudential) in connection with retirement plans entitled to federal income tax benefits. The two contracts are a Flexible Purchase Payment Variable Annuity Contract (Flexible Purchase Contract) and a Single Purchase Payment Variable Annuity Contract (Single Purchase Contract).

The tax-qualified retirement plans for which the Contracts are issued are: (1) corporate pension and profit-sharing plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the Code) (corporate plans);
(2) Individual Retirement Annuities established in accordance with Section 408 of the Code, including those established by employer contributions under a Simplified Employee Pension Plan (SEPP) arrangement; (3) annuity purchase plans adopted by public school systems and tax-exempt Section 501(c)(3) organizations pursuant to Section 403(b) of the Code (Section 403(b) Annuities); and (4) deferred compensation plans for public employees established under the provisions of Section 457 of the Code.

The net purchase payments made under the Contracts, after the deductions described below, are allocated to Prudential's Annuity Plan Account-2 (Account), a variable contract account of Prudential. The assets of the Account are invested at net asset value in shares of Prudential's Gibraltar Fund, Inc. (the Fund). The value of the Contracts before annuity payments begin and the amount of monthly annuity benefits payable under them thereafter will increase or decrease depending on increases or decreases in the market value of the portfolio securities owned by the Fund.

Subject to any limitations contained in the applicable retirement plan, the Contracts may be liquidated at their net asset value at any time during the period before annuity payments begin, although such a liquidation may have tax consequences that should be considered carefully. In addition, federal tax laws impose restrictions on withdrawals from annuity purchase plans subject to
Section 403(b) of the Code. The net asset value of a Contract is the total value of accumulation shares credited to it minus any transfer taxes. Currently no transfer taxes are imposed. See LIQUIDATION (REDEMPTION) OF ACCUMULATION SHARES, page 11. After annuity payments begin the Contracts may no longer be liquidated, in whole or in part. However, liquidations may still be effected after the Annuity Date under an Option D settlement, which provides for a systematic liquidation of interests under a Contract. It affords no protection against longevity. See ANNUITY OPTIONS AVAILABLE, page 14, and INCOME PAYMENTS FOR A FIXED PERIOD, page 16.

The Fund was organized by Prudential to serve as the investment medium of the Account and related individual variable contract accounts of Prudential. The Fund does not sell its shares to the public. It is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company whose investment objective is concerned primarily with growth of capital to an extent compatible with a concern for its preservation. Current income is a secondary consideration. The portfolio of the Fund consists primarily of common stock of a diversified group of companies in a variety of industries. The Contracts are subject to the risks associated with common stock investment, so there can be no assurance that the investment objectives will be achieved. Investment policies of the Fund permit investments in three categories that could entail special risks: the Fund's assets may be invested in American Depository Receipts; up to 10% of the value of the Fund's assets may be invested in securities which are not readily marketable; and up to 3% may be invested in warrants or rights to acquire stock. See SPECIAL RISKS, page 19.

Prudential, a mutual insurance company, was founded in 1875 under the laws of the State of New Jersey. Prudential is subject to regulation by the Department of Insurance of the State of New Jersey and by the insurance departments of all the other states and jurisdictions in which it does business. Prudential is the investment advisor of the Fund. See PRUDENTIAL AS MANAGER OF THE FUND'S INVESTMENTS, page 21. Prudential's financial statements begin on page C1 and should be considered only as bearing upon Prudential's ability to meet its obligations under the Contracts.

Pruco Securities Corporation (Prusec), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Fund and the Account. Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Subject to Board approval, during the second quarter of 1998, Prusec's responsibilities as principal underwriter will be assigned to Prudential Investment Management Services LLC (PIMS). PIMS, also an indirect wholly-owned subsidiary of Prudential, is a limited liability corporation organized under Delaware law in 1996. PIMS will act as principal underwriter under substantially the same terms as Prusec does currently. Both Prusec and PIMS are registered as broker-dealers under the Securities Exchange Act of 1934, as amended, and are members of the National Association of Securities Dealers, Inc. PIMS' principal business address is 751 Broad Street, Newark, New Jersey 07102-3777.

SALES AND RELATED CHARGES. A sales charge is deducted from purchase payments under these Contracts. The charge ranges from 8.5% on the first $5,000 received under a Contract in any contract year to 3.5% on any excess over $20,000 received under that Contract in the same contract year. (Contract years commence on the contract date and on anniversaries of that date.) There is also a charge for supplemental death benefit coverage equal to 1/4 of 1% (0.25%) of each purchase payment.

After determination of these charges, a transaction charge of $1 for each purchase payment, and an annual Contract fee of $7, applicable to the first purchase payment in each contract year, are deducted and the balance of the purchase payment is credited as accumulation shares. See HOW ACCUMULATION SHARES ARE CREDITED, page 10. For the single purchase contract there is, of course, only one purchase payment made. The above charges are applicable to that purchase payment. For the flexible purchase contract, purchase payments scheduled in any contract year may not be less than $300 without Prudential's consent. The sales charge as a percentage of the net amount invested (purchase payment minus sales charge, transaction charge and supplemental death benefit charge) is greatest when purchase payments are smallest and being made at the first $5,000 rate. For a $25 purchase payment, the sales charge would be 9.7% of the net amount invested. For a description of purchase flexibility, see THE VARIABLE ANNUITY CONTRACT, page 6.

These charges are not deducted from any purchase payment to the extent that it is made with the proceeds of another contract issued by Prudential in connection with a tax-qualified retirement plan, including any dividend accumulations or paid-up additions resulting from that contract, but excluding cash dividends.

No sales charge is deducted at the time accumulation shares are used to provide an annuity. Some states impose a premium tax on the consideration applied to provide some tax-qualified variable annuity settlements. The tax ranges from 0.5% to 5% of the amount applied, depending on the jurisdiction and the type of retirement plan, and is deducted where applicable from the value of the accumulation shares used to provide the annuity.

Sales and related charges are discussed in greater detail under SALES AND RELATED CHARGES on page 9. State premium taxes are discussed in greater detail under EFFECTING A VARIABLE PAYOUT on page 13.

OTHER CHARGES. The sales and transaction charges and annual Contract fee are deducted from purchase payments. In addition, other charges are made daily against the assets of the Account and of the Fund. Charges are made against Account assets attributable to the Contracts at an aggregate rate of 1.300% per year for administrative services and for the assumption by Prudential of mortality and expense risks. An investment advisory charge is applied against the Fund assets underlying the Account, at a rate of 0.125% ( 1/8 of 1%) per year. In addition, the Fund has expenses which may be considered to be an indirect charge against assets. See SUMMARY OF INVESTMENT ADVISORY CONTRACT, page 20.

In total, these other charges, exclusive of the charges described under SALES AND RELATED CHARGES on page 9, represent on a yearly basis approximately 1.425% of net assets attributable to the Contracts. See OTHER CHARGES, page 10.

SUPPLEMENTAL DEATH BENEFIT. This benefit is included in all Contracts issued before age 65 with a Contract date which is more than one year before the annuity date. The annuity date is the date elected at issue by the contract owner for the commencement of annuity or systematic liquidation payments to the annuitant under the terms of the Contract. The benefit provides, in effect, that if the Annuitant's death occurs before the earlier of the annuity date and age 65, the amount payable to the beneficiary will not be less than the total purchase payments made. See SUPPLEMENTAL DEATH BENEFIT, page 12.

ILLUSTRATION. To illustrate how the sales and other charges may operate, assume that an employee begins an individual retirement annuity purchase program with a single investment of $1,000. From this are deducted the 8.5% sales charge ($85), the charge for supplemental death benefit coverage ($2.50), the $1 transaction charge and the $7 annual Contract fee, leaving $904.50 as the net amount invested. If the accumulation share value for that business day is $10, this will result in 90.45 shares being credited under the Contract. If there should be no daily change in the accumulation share value during the ensuing year the total charges against assets for the year would be approximately $12.89.

If the employee makes a $1,000 purchase payment each year thereafter until retirement, the net amount invested will be determined as described under SALES AND RELATED CHARGES on page 9. Whether the employee makes only a single purchase under the Single Purchase Contract or periodic purchases under the Flexible Purchase Contract, the total value available at retirement is dependent upon the investment results of the Fund and cannot be guaranteed or projected.

                                   FEE TABLE

PLANHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases (as a percentage of purchase payments)

                  First                         $ 5,000                                   8.50%
                  Next                          $ 5,000                                   6.50%
                  Next                          $10,000                                   4.50%
                  Excess over                   $20,000                                   3.50%

Supplemental Death
Benefit Charge
(as a percentage of
purchase payments)...... 0.25%
Transaction Charge...... $1.00 from each purchase payment.
Annual Contract Fee..... $7.00 from the first purchase payment in each Contract year, if applicable.

SEPARATE ACCOUNT ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE)

Mortality and Expense Risk Fees........................................... 0.80%
Account Fees and Expenses (Administrative Charge)......................... 0.50%
                                                                           ----
Total Separate Account Annual Expenses.................................... 1.30%
                                                                           ====

PRUDENTIAL'S GIBRALTAR FUND, INC. ANNUAL EXPENSES
(AS A PERCENTAGE OF THE FUND'S AVERAGE NET ASSETS)

Investment Management Fees............................................... 0.125%
Other Expenses........................................................... 0.025%
                                                                          -----
Total Prudential's Gibraltar Fund, Inc. Annual Expenses.................. 0.150%
                                                                          =====

                                   EXAMPLES

                                           1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                           ------ ------- ------- --------
If you surrender your Contract at the end
 of the applicable time period:
  You would pay the following expenses
   on a $1,000 investment, assuming 5%
   annual return on assets:                 $109   $137    $167     $252

The purpose of the foregoing table is to assist the Planholder in understanding the expenses of the Account and the Fund that he/she will bear, directly or indirectly. See the sections on Prudential's Gibraltar Fund, Inc., Sales and Related Charges and Other Charges for more complete descriptions of the various costs and expenses. The above table does not include any state premium taxes.

THE EXAMPLE SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

            PRUDENTIAL'S GIBRALTAR FUND, INC.--FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)

The following financial highlights for the two year period ended December 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified and is included in Appendix C to this Prospectus. The following information for each of the years prior to and including the period ended December 31, 1995 has been audited by other independent auditors, whose report thereon was also unqualified. The information set out below should be read in conjunction with the financial statements and related notes that appear in Appendix C to this Prospectus.


                      01/01/97  01/01/96  01/01/95  01/01/94   01/01/93  01/01/92  01/01/91  01/01/90   01/01/89  01/01/88
                         TO        TO        TO        TO         TO        TO        TO        TO         TO        TO
                      12/31/97  12/31/96  12/31/95* 12/31/94*  12/31/93* 12/31/92* 12/31/91* 12/31/90*  12/31/89* 12/31/88*
                      --------  --------  --------- ---------  --------- --------- --------- ---------  --------- ---------
Net Asset Value at
 beginning of year..  $ 11.43   $ 10.14    $ 9.40    $11.29     $11.13    $11.39    $ 9.40    $10.59     $10.29    $ 9.19
                      -------   -------    ------    ------     ------    ------    ------    ------     ------    ------
Income From
 Investment
 Operations:
Net investment
 income.............     0.22      0.16      0.18      0.21       0.18      0.18      0.22      0.34       0.36      0.31
Net realized and
 unrealized gains
 (losses) on
 investments........     1.84      2.56      1.65     (0.40)      2.43      1.77      2.90     (0.64)      1.92      2.00
                      -------   -------    ------    ------     ------    ------    ------    ------     ------    ------
 Total from
  investment
  operations........     2.06      2.72      1.83     (0.19)      2.61      1.95      3.12     (0.30)      2.28      2.31
Distributions to
 Shareholders:
Distributions from
 net investment
 income.............    (0.21)    (0.15)    (0.17)    (0.22)     (0.19)    (0.19)    (0.26)    (0.37)     (0.37)    (0.37)
Distributions from
 realized gains.....    (2.33)    (1.28)    (0.92)    (1.48)     (2.26)    (2.02)    (0.87)    (0.52)     (1.61)    (0.84)
                      -------   -------    ------    ------     ------    ------    ------    ------     ------    ------
  Total
   distributions....    (2.54)    (1.43)    (1.09)    (1.70)     (2.45)    (2.21)    (1.13)    (0.89)     (1.98)    (1.21)
                      -------   -------    ------    ------     ------    ------    ------    ------     ------    ------
Net Asset Value
 at end of year.....  $ 10.95   $ 11.43    $10.14    $ 9.40     $11.29    $11.13    $11.39    $ 9.40     $10.59    $10.29
                      =======   =======    ======    ======     ======    ======    ======    ======     ======    ======
Total Investment
 Rate of Return:**..    18.88%    27.13%    19.13%    (1.33%)    23.79%    17.60%    34.40%    (2.80%)    22.30%    25.60%
Ratios/Supplemental
 Data:
Net assets at end of
 year (in
 millions)..........  $ 325.9   $ 301.3    $261.2    $242.5     $264.3    $230.1    $214.2    $174.4     $197.0    $183.3
Ratio of expenses
 net of
 reimbursement to
 average net
 assets.............     0.15%     0.16%     0.14%     0.15%      0.16%     0.19%     0.19%     0.21%      0.16%     0.16%
Ratio of net
 investment income
 to average net
 assets.............     1.56%     1.38%     1.68%     1.98%      1.45%     1.58%     1.98%     3.38%      3.19%     2.95%
Portfolio turnover
 rate...............      101%       97%      105%       93%        92%       73%       76%      108%        67%       32%
Average commission
 rate per share.....  $0.0578   $0.0576       N/A       N/A        N/A       N/A       N/A       N/A        N/A       N/A

*  Calculations are based on average month-end shares outstanding.

** Total return is at the portfolio level and excludes contract specific charges which would reduce returns. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each reported period and includes reinvestment of dividends and distributions.

  Further information concerning the Fund, its investment policies and restrictions upon its investments and Prudential's role as an investment advisor to the Fund, may be found beginning on page 18. The Fund's Directors and Officers are listed beginning on page 29. Further information about the Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge.

  The above table does not reflect charges against Account assets. Those charges are described under OTHER CHARGES on page 10.

                          GENERAL PROGRAM INFORMATION

ELIGIBILITY FOR PURCHASE

Subject to the conditions stated in the note under PROSPECTUS CONTENTS, the Flexible Purchase Payment and Single Purchase Payment Variable Annuity Contracts (Contracts) described in this Prospectus are issued only for the benefit of persons who are entitled to favorable federal income tax treatment under the Code in connection with retirement plans established for or by such persons.

Included are:

(1) employees of corporations under qualified plans described in Section 401(a) or 404(a)(2) of the Code (corporate plans);

(2) employees under annuity purchase plans adopted by public school systems and tax-exempt Section 501(c)(3) organizations, pursuant to Section 403(b) of the Code (public school and Section 501(c)(3) plans);

(3) employees and self-employed persons (including former employees at the time of separation from employment before retirement), and non-employed spouses of such participants, under Individual Retirement Annuities (IRA plans) established pursuant to Section 408 of the Code, including those established under a Simplified Employee Pension Plan (SEPP) arrangement; and

(4) public employees under a deferred compensation plan described in Section 457 of the Code.

The Contracts are offered by The Prudential Insurance Company of America (Prudential), a mutual life insurance company organized in 1875 under the laws of the State of New Jersey. Its corporate office is located at 751 Broad Street, Newark, New Jersey 07102-3777. The Contracts are sold by registered representatives of Pruco Securities Corporation (Prusec), an indirect wholly-owned subsidiary of Prudential with a principal business address at 751 Broad Street, Newark, New Jersey 07102-3777. It was organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934, as amended (the 1934 Act), and is a member of the National Association of Securities Dealers, Inc. (the NASD). Prusec currently acts as principal underwriter of the Contracts, however, subject to Board approval.

Prusec's responsibilities as principal underwriter will be assigned to PIMS during the second quarter of 1998. PIMS, also an indirect wholly-owned subsidiary of Prudential, is a limited liability corporation organized under Delaware law in 1996. PIMS will act as principal underwriter under substantially the same terms as Prusec does currently. PIMS is registered as a broker-dealer under the 1934 Act and is a member of the NASD. PIMS' principal business address is 751 Broad Street, Newark, New Jersey 07102-3777.

The mailing address of the office which services the tax-qualified contracts described in this Prospectus is: The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey 07102-3777.

Under an employer's corporate plan or qualified plan for self-employed individuals, applications for Contracts for employees are usually made through the employer or through a trustee or custodian for the employer's plan. The Contracts are issued in the names of the individual employees. For the employer who does not have a corporate plan or qualified plan for self-employed individuals in effect and is interested in the establishment of such a plan, Prudential has prepared several examples of plans which may meet its requirements, and which will be supplied upon request. The employer may prefer to modify one of these forms or arrange for the drafting of its own plan, subject to Prudential's willingness to issue contracts under it. See PRUDENTIAL-SPONSORED PENSION PLANS, page 25.

Under public school and Section 501(c)(3) plans and under public employee deferred compensation plans, applications for contracts are usually made by the employee through the employer, after an initial indication by the employer of willingness to adopt such a plan. General authorizing legislation is usually necessary before such plans may be adopted for public school systems or other state or municipal agencies. IRA contract applications may be made directly by the individual desiring such a plan, or, under SEPP arrangements, by the employee through the employer.

Prudential assumes no responsibility for determining whether a particular retirement plan meets the requirements for favorable federal income tax treatment. If, however, Prudential determines that a plan, intended to qualify for such treatment, has not received favorable determination of its qualifications by the Internal Revenue Service and does not so qualify, Prudential may, with some exceptions, terminate any Contract issued in connection with that plan, and return its net asset value as of the termination date to the purchaser.

THE VARIABLE ANNUITY CONTRACT

The Flexible Purchase Payment Variable Annuity Contract (Flexible Purchase Contract) is a deferred contract providing for purchase payments on an annual, semi-annual, quarterly or monthly basis until the annuity date (the date chosen for the commencement of annuity or systematic liquidation payments under the Contract). The scheduled amount, due dates and frequency of purchase payments are described in a Schedule of Purchase Payments in the Contract. All purchase payments are payable at Prudential, Prudential Plaza, Newark, New Jersey 07102-3777.

The Flexible Purchase Contract provides for flexibility in purchase payments. Subject to the provisions of the Contract, Prudential will at any time approve a request for a change in the frequency of purchase payments and will accept any purchase payment received by Prudential on a date or in an amount other than a then effective due date or amount. Purchase payments scheduled in any Contract year may not be less than $300 without Prudential's consent. (Contract years commence on the Contract date and on anniversaries of that date.) The total amount of the purchase payments accepted in any Contract year after the first may exceed 3 times the total amount of the purchase payments due in the first Contract year according to the Schedule of Purchase Payments in the Contract only if Prudential consents.

The Single Purchase Payment Variable Annuity Contract (Single Purchase Contract) is offered as either an immediate or a deferred Contract. That is, it is purchased to provide for an annuity date within a year of the Contract date, or for an annuity date in the more distant future. It provides for only a single purchase payment which is made when the Contract is issued.

Each Contract provides that net purchase payments shall be allocated to Prudential's Annuity Plan Account-2 (Account). Net purchase payments are credited as accumulation shares and during the accumulation period (the period prior to the annuity date) the current value of the Contract is measured in terms of such shares. Each Contract provides for monthly payments to the annuitant beginning on the annuity date, for life under an annuity settlement or for a fixed period of not more than 25 years under a systematic liquidation settlement. During the payout period (the period beginning on the annuity date) the amount of the monthly retirement benefit is measured in terms of annuity shares, if an annuity option is in effect, or accumulation shares, if a systematic liquidation is in effect.

The value of the Contract during the accumulation period and the amount of each annuity or systematic liquidation payment to the annuitant during the payout period beginning on the annuity date will vary, reflecting the investment results of a designated portfolio consisting primarily of common stocks. Investment during the accumulation period does not, of course, assure that you will realize any profit from your investment or that you will be protected against loss in a declining market. Similarly, the amount of each payment is subject to market fluctuations of the portfolio, and in declining markets is likely to be lower than earlier payments. As an alternative to variable monthly payments, the value of the Contract at the end of the accumulation period may be taken in one sum.

Determination of the amount of a net purchase payment, the crediting of accumulation shares, and the determination of share value during the accumulation period are described in detail beginning on page 10. The settlements available on the annuity date and the determination of the amount of monthly payments thereafter are described in detail beginning on page 14.

Unless otherwise indicated, all of the information in this Prospectus applies to both the Flexible Purchase Contract and the Single Purchase Contract.

PRUDENTIAL'S ANNUITY PLAN ACCOUNT-2

The Account was established on August 13, 1968, by resolutions of Prudential's Board of Directors as a variable contract account of Prudential under the laws of the State of New Jersey. It is administered by Prudential under the general direction of Prudential's officers and managerial staff. The Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the 1940 Act), as a unit investment trust. Registration does not imply supervision by the Securities and Exchange Commission of the management or investment policies and practices of the Account or Prudential.

The Account is used only in connection with individual Variable Annuity Contracts issued by Prudential in connection with tax-qualified retirement plans including the Contracts described in this Prospectus. The assets held in the Account are legally segregated from all other assets of Prudential and will always be equal to or greater in value than Prudential's liabilities under the Contracts, calculated in accordance with sound actuarial principles.

The assets of the Account are invested in shares of Prudential's Gibraltar Fund, Inc. (the Fund) at net asset value without sales load. See PRUDENTIAL'S GIBRALTAR FUND, INC. below. Any dividend or capital gain distributions received from the Fund are credited in the form of additional Fund shares at net asset value. Fund shares will be redeemed without redemption fee to the extent necessary to make payments under the Contracts. The Contracts do not provide for a change in the underlying investment of the Account. If, with any required approval of the Securities and Exchange Commission, a change was ever to take place, the substituted shares would be of comparable quality to Fund shares and would be registered under the Securities Act of 1933, as amended.

PRUDENTIAL'S GIBRALTAR FUND, INC.

The Fund was originally incorporated in the State of Delaware on March 14, 1968 and was reincorporated in the State of Maryland effective May 1, 1997. It is registered under the 1940 Act as a diversified open-end management investment company. Registration does not imply supervision by the Securities and Exchange Commission of the management or investment policies and practices of the Fund or Prudential. The Board of Directors of the Fund is responsible for the management of the Fund and, in addition to reviewing the actions of the Fund's investment advisor, decides upon matters of general policy. The Fund's officers conduct and supervise the daily business operations of the Fund.

The Fund's portfolio, which is set forth on pages B2 and B3, is composed primarily of common stocks of a diversified group of companies in a variety of industries. The investment objective of the Fund is concerned primarily with growth of capital to an extent compatible with a concern for its preservation. Current income is a secondary consideration.

The investments of the Fund are subject to the risks of changing economic conditions and the ability of management and the investment advisor of the Fund to anticipate such changes. There can be no assurance that the Fund's investment aims will be achieved.

Fund shares are sold only to separate accounts of Prudential including Prudential's Annuity Plan Account-2. The investment performance of the Fund determines the dollar value of interests in these accounts.

Prudential is the investment advisor to the Fund. Prudential has entered into a service agreement with its wholly-owned subsidiary, The Prudential Investment Corporation (PIC), which provides that PIC will furnish to Prudential such services as Prudential may require in connection with Prudential's performance of its obligations under advisory agreements with clients which are registered investment companies. For its investment advisory services, Prudential is paid 1/8 of 1% (0.125%) per year of the average daily market value of the Fund's net assets ($1.25 per year for each $1,000 of assets). The Fund paid Prudential $390,676 for these services in 1997 and $349,118 in 1996. In addition, the Fund has expenses which may be considered to be an indirect charge against assets; in 1997 these expenses amounted to 0.025% of average net assets of the Fund and in 1996 these expenses were 0.035%. See SUMMARY OF INVESTMENT ADVISORY CONTRACT on page 20, PRUDENTIAL AS MANAGER OF THE FUND'S INVESTMENTS on page 21, and FINANCIAL STATEMENTS OF PRUDENTIAL'S GIBRALTAR FUND, INC. AND NOTES TO FINANCIAL STATEMENTS on pages B1 through B5. For the years ended December 31, 1997 and 1996, the Fund's total expenses were 0.15% and 0.16%, respectively, of the Fund's average net assets.

INVESTMENT RESULTS. The financial highlights table on page 5 shows the net asset value together with operating expense and net investment income ratios, and total investment rate of return for the years indicated.

PRUDENTIAL'S ADMINISTRATIVE ROLE

Prudential acts as transfer agent and dividend-paying agent and performs all administrative services relative to the Contracts and necessary to the operation of the Account. The Account itself has no officers or employees. Prudential pays all expenses relating to its operation.

The services performed by Prudential include safekeeping of and accounting for the assets in the Account, applying the purchase payments after making any deductions authorized by the Contracts, recording all other transactions with respect to the Contracts, furnishing confirmation notices, reports of the value of the Contracts during their accumulation period and records of the details relating to annuities effected, making the annuity payments, and maintaining the pertinent records. As part of its services Prudential also arranges to furnish periodic financial reports of the Account and of the Fund, prospectuses, tax notices and other notices and voting material. Prudential has periodic audits made of the books of the Account and prepares and renders for the Account tax reports and other periodic statements required by law. The charges discussed under the first two headings in the next section of this prospectus compensate Prudential for its services.

                         DESCRIPTION OF THE CONTRACTS

SALES AND RELATED CHARGES

A sales charge, expressed as a percentage of the purchase payment, is deducted from each purchase payment under the Flexible Purchase Contract and from the single purchase payment under the Single Purchase Contract. In addition, when the supplemental death benefit (described under that heading on page 12) is provided under either Contract, a charge for that benefit, amounting to 1/4 of 1% (0.25%) of the purchase payment is deducted from each purchase payment.

The applicable sales charges are as follows:

      TOTAL PURCHASE PAYMENTS
        RECEIVED DURING THE     PERCENT OF ADJUSTED GROSS PERCENT OF NET AMOUNT
           CONTRACT YEAR            PURCHASE PAYMENT            INVESTED*
      -----------------------   ------------------------- ---------------------
      First$ 5,000                        8.50%                   9.29%
      Next$ 5,000                         6.50                    6.95
      Next$10,000                         4.50                    4.71
      Excess over$20,000                  3.50                    3.63

    * Without taking into account any deductions for Supplemental Death Benefit, Transaction Charges, or annual Contract Fee.

The supplemental death benefit is provided in most contracts issued. Thus, considering that benefit, the total percent deducted, for example, from the first $5,000 of purchase payments in each Contract year is 8.75% (8.50% plus 0.25%).

After deduction of the above charges, a $1 transaction charge is deducted from each purchase payment under the Flexible Purchase Contract and the single purchase payment under the Single Purchase Contract. In addition, a $7 annual Contract fee is deducted from the first purchase payment in each Contract year upon which a sales charge is payable under the Flexible Purchase Contract and from the single purchase payment under the Single Purchase Contract. The Contracts do not provide for use of a Letter of Intent by the purchaser.

In determining the sales charge for a current purchase payment, the amounts of the current payment and any previous payments under the Contract in the same Contract year upon which a sales charge was payable are considered. For example, an employer submits two $4,000 purchase payments for an annuitant. The first payment is received at Prudential on May 1, the beginning of the annuitant's contract year.

The second payment is received on the following November 1. As seen from the table above, the rate applicable to the $4,000 purchase in May and also to the first $1,000 of the November purchase is 8.50%. The rate on the remaining $3,000 of the November purchase is 6.50%. Thus, the sales charges for the payments are $340 (8.50% of $4,000) and $280 (8.50% of $1,000 plus 6.50% of
$3,000), respectively.

For purchase payments of $25 and $300 made at the "first $5,000" rate, the sales charges are 9.7% and 9.3%, respectively, of the net amount invested in the Account (purchase payment minus sales charge, charge for supplemental death benefit and transaction charge). In this example, the net amount invested has not been reduced by any deduction that may be made for an annual Contract fee.

During 1997, Prudential received $189 in sales charges, $12 in transaction charges and $14 in annual Contract fees for purchases under these Contracts. The equivalent figures for 1996 were $198, $19, and $14.

PURCHASE PAYMENTS DERIVED FROM THE PROCEEDS OF OTHER PRUDENTIAL TAX-QUALIFIED CONTRACTS. No sales charge or other charge described above is deducted from a purchase payment to the extent that such payment is derived from the proceeds of any other contract issued by Prudential in connection with a tax-qualified retirement plan, including any dividend accumulations or paid-up additions resulting from that contract, but excluding cash dividends. The amount of any such purchase payment will not be taken into account in determining the applicable charge factor for any other purchase payment amount received at Prudential.

There is no transaction charge or any other charge at the time the value of accumulation shares is used to effect a variable annuity settlement, but such value is adjusted by deducting any applicable state premium tax not previously deducted. At present, state premium taxes are deducted only from amounts applied to provide an annuity under these Contracts, not from purchase payments during the accumulation period. See EFFECTING A VARIABLE PAYOUT, page 13.

OTHER CHARGES

An administration charge is applied daily on the value of the portion of the net assets in Prudential's Annuity Plan Account-2 attributable to these Contracts. This charge is to cover services that are rendered in connection with the Contracts but that are not identified with individual contracts. On the first $250 million of assets, the charge is made at an effective annual rate of 1/2 of 1% (0.5%); on the next $250 million, the rate is 9/20 of 1% (0.45%); on the next $500 million, the rate is 2/5 of 1% (0.4%); and on the excess over $1 billion, the rate is 7/20 of 1% (0.35%). The administration charge is designed to reimburse Prudential for the development, administration and modification costs allocable to the Contracts.

A mortality risk charge and an expense risk charge, at effective annual rates of 0.6% and 0.2%, respectively, (for a total of 0.8%, or 8/10 of 1%, per year) are applied daily against Account assets attributable to these Contracts.

These charges are to provide a surplus for use, if necessary, to help Prudential to fulfill its contractual obligations, discussed under the heading THE RISKS WHICH PRUDENTIAL ASSUMES on page 16.

During 1997 and 1996, Prudential received $11,666 and $10,619, respectively, under these Contracts from the charges described in the preceding two paragraphs.

In addition, an investment advisory fee, determined daily at the rate of 0.125% (1/8 of 1%) per year of the average net assets of the Fund, is paid by the Fund to Prudential. Thus, at present, a total charge against assets at a yearly rate of about 1.425% is made in respect to these Contracts. See PRUDENTIAL'S GIBRALTAR FUND, INC., page 8.

RIGHT TO CANCEL

You have the right, within ten days after you receive your Contract, to surrender the Contract by delivering or mailing it, with written notice that you wish to surrender it, to an office of Prudential or to the agent through whom the Contract was purchased. Upon such surrender Prudential will cancel the Contract and pay the owner an amount equal to the sum of (1) the difference between any purchase payments paid and the amounts allocated to any separate accounts under the Contract and (2) the net asset value of the Contract on the date of surrender attributable to the amounts so allocated. However, if applicable state law so requires, the amount of the purchase payment will be returned instead.

HOW ACCUMULATION SHARES ARE CREDITED

Each net purchase payment made during the accumulation period increases the value of the annuitant's current interest under the Contract. (Of course, under the Single Purchase Payment Contract only one such purchase payment is made.) That value will vary, up and down, to reflect the investment results of Prudential's Gibraltar Fund, Inc. To provide a convenient means of measuring the value of the annuitant's interest, that interest is described and recorded in terms of full or fractional accumulation shares. Each net purchase payment made for an annuitant results in the crediting of a number of accumulation shares, determined by dividing the net amount invested by the accumulation share value on the purchase date. Unless a different purchase date is requested or provided for, the crediting of accumulation shares is effected at the close of the day on which the purchase payment is received at Prudential if that is a business day (a day on which the New York Stock Exchange, Inc.
(NYSE) is open for business); otherwise, on the first business day thereafter. (A situation in which the purchase date may be different from the date on which payment is received at Prudential is described on page 26 under IRA PLANS. Deferred purchase will occur under corporate plans or qualified plans for self-employed individuals only at the request of the person submitting the funds.)

For these Contracts the accumulation share value for May 31, 1977 was set at $10. On each subsequent business day the accumulation share value is determined by multiplying the accumulation share change factor for that day by the accumulation share value for the last preceding business day. Sales of these Contracts to the public commenced September 16, 1977. Shown below are the accumulation share values for these Contracts from the last business day of December 1988 to the last business day of December 1997.

LAST BUSINESS DAY OF:   LAST BUSINESS DAY OF: LAST BUSINESS DAY OF: LAST BUSINESS DAY OF:
December
 1988        $    42.41 December 1992  $75.27 September 1994 $93.58 June 1996      $114.52
December
 1989             51.10 March 1993      81.67 December 1994   89.39 September 1996  123.40
December
 1990             48.99 June 1993       86.86 March 1995      96.75 December 1996   132.25
December
 1991             64.90 September 1993  93.28 June 1995      102.70 March 1997      124.79
                        December 1993   91.98 September 1995 109.80 June 1997       145.40
                        March 1994      89.10 December 1995  105.13 September 1997  157.94
                        June 1994       89.31 March 1996     111.70 December 1997   154.46

The accumulation share change factor for any business day is obtained by (1) adding to 1.00 the rate of net investment income earned and the rate of asset value changes in the Account, after provision for any taxes, from the end of the last preceding business day to the end of the current business day, and
(2) deducting therefrom the rates of the administration charge and the mortality and expense risk charges described under OTHER CHARGES beginning on page 10. No provision is currently made for federal income taxes in determining the change factor. See FEDERAL INCOME TAXES, page 25.

LIQUIDATION (REDEMPTION) OF ACCUMULATION SHARES

The Contracts provide that accumulation shares credited under them may be liquidated, either totally or in part, at any time. For the possible tax consequences of a liquidation before the annuity date, including any effect a liquidation may have on the qualification of the retirement plan for special tax treatment, Prudential recommends that the parties involved seek competent tax advice before requesting liquidation of accumulation shares. See FEDERAL INCOME TAXES, page 25.

In addition there are certain restrictions on the withdrawal of salary reduction contributions and earnings invested in annuity contracts subject to
Section 403(b) of the Code. Under such contracts, withdrawals may be made prior to attaining age 59 1/2 in the event of severance of employment, death, total and permanent disability and, in limited circumstances, hardship. The value of your Contract as of December 31, 1988 is exempt from these restrictions. In addition, the withdrawal restrictions do not apply to the direct transfer of all or a part of your interest in the Contract to a Section 403(b) tax-deferred annuity contract of another insurance company or to a mutual fund custodial account under Section 403(b)(7). See SECTION 403(B) ANNUITIES, page 27.

Under certain types of retirement arrangements, the Retirement Equity Act of 1984, as amended, provides that, in the case of a married participant, a withdrawal request must include the consent of the participant's spouse. This consent, which must contain the notarized or properly witnessed signature of the participant's spouse, is required except for withdrawals in the form of a joint and 50% spouse survivor annuity. See ANNUITY OPTIONS AVAILABLE, page 14. These spousal consent requirements are effective beginning January 1, 1985 and apply to married participants in most qualified pension plans and those
Section 403(b) annuities which are considered employee pension benefit plans under the Employee Retirement Income Security Act of 1974 (ERISA), as amended.

A liquidation of accumulation shares is effected as of the end of the business day on which the written request for liquidation is received by Prudential.

In the case of total liquidation Prudential will pay the total value of the accumulation shares credited under the Contract, determined as of the end of the business day on which the liquidation is effected, less any applicable transfer taxes. In the case of partial liquidation the minimum payment permitted is $100, and accumulation shares of a value of at least $200 must remain credited under the Contract after the transaction. Sufficient shares and fractions of shares will be liquidated to pay the amount requested and any applicable transfer taxes. Currently no such taxes are being imposed. (The method of determining the value of an accumulation share is described in the section just preceding this one.)

Any liquidation payment is made within seven days after the request for liquidation is received, except as Prudential may be permitted under any valid and applicable law to suspend the payment. Circumstances under which suspension may be permissible are described under REDEMPTION OF FUND SHARES on page 24.

The systematic liquidation of accumulation share credits over a period of time is a mode of settlement that may be available for the annuitant on the annuity date, or for the beneficiary upon the death of the annuitant before the annuity date. These settlements are described under the headings INCOME PAYMENTS FOR A FIXED PERIOD on page 16 and DEATH OF ANNUITANT BEFORE ANNUITY DATE on page 16.

ASSIGNMENT

Subject to the terms of the retirement plan, the contract owner may assign the Contract. Prudential assumes no responsibility for the validity or sufficiency of any assignment and will not be considered to have knowledge of it unless a copy is filed at Prudential. If an assignment is in effect on the annuity date, Prudential may pay the value of the contract in one sum rather than under any annuity or other periodic payment settlement.

EXERCISING RIGHTS UNDER THE CONTRACTS

Under many retirement plans an employer or trustee, rather than the Annuitant in whose name a Contract is issued, may be legally entitled, during the accumulation period, to many or all of the benefits, rights and privileges under the Contract. In each case the Contract, which includes any endorsements attached thereto as to ownership or limitations of rights, will set forth explicitly which rights and privileges may be exercised by the Annuitant and which may be exercised by the employer or trustee. The terms of the retirement plan itself may also affect the respective rights and privileges of the parties.

SUPPLEMENTAL DEATH BENEFIT

This benefit is included in all Flexible Purchase and Single Purchase Contracts which are issued before the Annuitant's 65th birthday with a Contract date which is more than one year before the annuity date. The benefit covers all purchases made from issue through the last day preceding the earlier of the annuity date and the Annuitant's 65th birthday.

Under this benefit, if the Annuitant's death occurs before age 65 and before the annuity date, while there are accumulation share credits outstanding under the Contract, a supplemental death benefit will be payable equal to the excess, if any, of (a) the total purchase payments paid less the amount of any liquidation payments made, over (b) the value of the accumulation shares credited as of the date proof of the Annuitant's death is received at Prudential.

Any supplemental death benefit payment will be in the form of additional accumulation shares equal in net asset value to such excess as of that date. The additional accumulation shares will be applied in settlement together with and in the same manner as the other accumulation shares credited under the Contract.

Suppose, for example, that an annuitant dies before the annuity date and before age 65, after having made $10,000 in purchase payments. The net value of the accumulation shares on the date proof of death is received at Prudential is $9,200. There had been no liquidation payments under the Contract. Therefore, a supplemental death benefit of $800, credited as accumulation shares, would be payable, and would be applied in settlement together with and in the same manner as the other accumulation shares credited under the Contract. See DEATH OF ANNUITANT BEFORE ANNUITY DATE, page 16.

Supplemental death benefit coverage expires on the earliest to occur of the annuity date, the Annuitant's 65th birthday, and a total liquidation of accumulation shares. Coverage would begin anew if purchase payments resume after total liquidation and before either of these other terminal dates, but in this case the amounts described in item (a) in the second paragraph of this section will be those made subsequent to the last such total liquidation.

The charge for the supplemental death benefit is 1/4 of 1% (0.25%) of the purchase payment. See SALES AND RELATED CHARGES, page 9.

RESULTS UNDER A HYPOTHETICAL PURCHASE PROGRAM

The following table illustrates results under a hypothetical Flexible Purchase Contract purchase program for an annuitant, calling for a $25 purchase payment on the first business day of each month prior to retirement. The results shown are those which would have been achieved had the hypothetical purchase program commenced on the first business day of 1988. Results are shown for the ten years ending December, 1997.

The results shown are based upon the present charge structure, and are representative of those which might have been obtained, assuming a minimum purchase schedule and assuming no deductions for state premium taxes or tax upon liquidation. The results are for a hypothetical program established in the past and are not to be considered as predictive of future results. The results shown are those which would have been achieved had the hypothetical purchase program commenced on the first business day of 1988. Results are shown for the ten years ending December, 1997.

       GROSS PURCHASE                                              NET AMOUNT
          PAYMENTS                  YEARLY DEDUCTIONS               INVESTED
----------------------------- ----------------------------- ------------------------
                               SALES   TRANSACTION CONTRACT              LIQUIDATION
YEAR  CURRENT YEAR CUMULATIVE CHARGES*   CHARGES     FEE    CURRENT YEAR CUMULATIVE   VALUE**
----  ------------ ---------- -------- ----------- -------- ------------ ----------- ---------
1988      $300       $  300    $26.28    $12.00     $7.00     $254.72     $  254.72  $  536.60
1989      $300       $  600    $26.28    $12.00     $7.00     $254.72     $  509.44  $  917.71
1990      $300       $  900    $26.28    $12.00     $7.00     $254.72     $  764.16  $1,134.79
1991      $300       $1,200    $26.28    $12.00     $7.00     $254.72     $1,018.88  $1,788.35
1992      $300       $1,500    $26.28    $12.00     $7.00     $254.72     $1,273.60  $2,359.76
1993      $300       $1,800    $26.28    $12.00     $7.00     $254.72     $1,528.32  $3,158.39
1994      $300       $2,100    $26.28    $12.00     $7.00     $254.72     $1,783.04  $3,319.11
1995      $300       $2,400    $26.28    $12.00     $7.00     $254.72     $2,037.76  $4,171.09
1996      $300       $2,700    $26.28    $12.00     $7.00     $254.72     $2,292.48  $5,495.34
1997      $300       $3,000    $26.28    $12.00     $7.00     $254.72     $2,547.20  $6,631.74

*Including charge for supplemental death benefit.

** At end of calendar year. The liquidation value is calculated upon the basis of the actual investment results realized by the Account that are net of the actual separate account and Prudential's Gibraltar Fund, Inc. annual expenses that were incurred.

EFFECTING A VARIABLE PAYOUT

The annuity date, selected by the contract owner, is specified in the Contract at issue. It is the date on which a retirement settlement is scheduled to be made under the Contract. The annuity date may be changed under certain circumstances. See CHANGING THE ANNUITY DATE, following this section.

Prior to the annuity date of the Contract, the annuitant may elect a form of variable payout subject to the terms of the retirement plan, to commence on the annuity date. The payout elected may be one of the annuity options (Option A, B or C) described on the following page, or may be a systematic liquidation of accumulation shares described under OPTION D -- INCOME FOR FIXED PERIOD BY SYSTEMATIC LIQUIDATION OF ACCUMULATION SHARES on page 16. As an alternative to a variable payout, the Annuitant may elect to receive in one sum, as of the annuity date, the liquidation value of the accumulation shares then credited.

For any variable annuity to be effected, Prudential must receive written instructions in a form satisfactory to Prudential as to the type of annuity desired and proof satisfactory to Prudential of the date of birth of the Annuitant and, if a last survivor annuity is provided, of the contingent Annuitant.

Where a specific settlement has not been elected by the annuity date, settlement will be made under Option B -- Life Annuity -- 10-Year Minimum Period, except as may be provided otherwise by Contract endorsement or by the terms of the retirement plan or any applicable law or regulation. Option B is described below under the heading ANNUITY OPTIONS AVAILABLE.

An annuity is effected by the application of the net value of the Annuitant's accumulation shares. This net value, adjusted by deducting any applicable state premium tax on annuity considerations, is converted as of the annuity date to annuity shares, which measure the value of the monthly retirement benefit. See HOW VARIABLE ANNUITY PAYMENTS ARE DETERMINED, below.

The amount of any applicable premium tax varies depending on the jurisdiction, and is subject to change by the legislature or other authority. In many jurisdictions there is no tax at all. The tax rates for those jurisdictions imposing a tax range from 0.5% to 5%. The timing and incidence of the tax is at the point of purchase payment, or at the date of purchase of an annuity payment option depending upon state law.

The Contract provides that if the first payment under the variable payout settlement elected to take effect on the annuity date would be less than $20, Prudential may void the settlement and instead pay the value of the accumulation shares in one sum as a total liquidation. The effecting of a variable payout is subject to any requirements imposed by federal or state laws or regulations.

CHANGING THE ANNUITY DATE

Prudential will, upon request, change the annuity date under certain conditions. The request, together with the Contract for endorsement, must be received by Prudential at least one month and seven days before the annuity date then in effect. The new annuity date may be the first day of the month in any calendar month and year which is not earlier than seven days after the request is received, and not later than the second to occur of (1) the annuity date before the change and (2) the Contract anniversary next following the Annuitant's 72nd birthday. Another change of annuity date thereafter may be made only with Prudential's consent.

ANNUITY OPTIONS AVAILABLE

The following types of variable annuity are described in these Contracts.

OPTION A -- LIFE ANNUITY. Annuity payments are payable only during the lifetime of the Annuitant. This option provides a larger monthly payment than do Options B and C, described below, because payments cease when the Annuitant dies. For example, it would be possible under this type for the Annuitant to receive only one annuity payment if death were to occur within the first month after the first monthly annuity payment. Accordingly, this option is primarily appropriate where larger income during the Annuitant's lifetime is of greater importance than preservation of a remainder for dependents.

OPTION B -- LIFE ANNUITY -- 10-YEAR MINIMUM PERIOD. Annuity payments are payable during the lifetime of the Annuitant. If the Annuitant dies before the 120th monthly payment is due, monthly annuity payments cease, and, unless otherwise provided, the discounted value of the remaining unpaid payments, to and including the 120th monthly payment, is payable to the Annuitant's estate in one sum.

OPTION C -- LAST SURVIVOR LIFE ANNUITY. Annuity payments are payable as long as either the Annuitant or the designated contingent annuitant is living. Under plans other than corporate plans, only the spouse of the Annuitant can be named as contingent annuitant. As with the Option A -- Life Annuity above, it would be possible under this type of annuity for only one monthly annuity payment to be made, if both the Annuitant and the contingent annuitant died within the first month after annuity payments begin.

Other forms of annuity may be provided, subject to Prudential's consent, or as may be required by any applicable law or regulation.

HOW VARIABLE ANNUITY PAYMENTS ARE DETERMINED

The amount of the monthly variable annuity payment depends on (1) the net value of accumulation shares applied to effect the annuity, (2) the type of annuity selected, (3) the date of birth of the annuitant, and of the contingent annuitant under an Option C Annuity, (4) the annuity rate table selected by Prudential for these Contracts (see ANNUITY SETTLEMENT TABLES, below), and (5) the investment results of Prudential's Annuity Plan Account-2, which, in turn, reflect the investment results of the Fund.

The first four items together provide the basis for determining the dollar amount of monthly annuity that would be paid if there were no change in the monthly value of an annuity share. This dollar amount is called the tabular monthly annuity. It is converted to a monthly number of annuity shares by dividing that amount by the annuity share value as of the annuity date. The monthly number of annuity shares thus established remains the same through the duration of the annuity except for the possibility of temporary additional annuity shares as described in the third paragraph under ANNUITY SETTLEMENT TABLES, below.

The investment results of the Account, item (5), are reflected in changes in the monthly value of the annuity share (the annuity share value) to the extent that the rate of net investment return (after deducting the administrative and risk charges described under OTHER CHARGES on page 10) is greater or less than the effective annual interest rate assumed in the applicable table of annuity rates. The amount payable on the first day of each month beginning with the annuity date is the product of (a) the monthly number of annuity shares and
(b) the annuity share value calculated as of one month and one business day prior to the due date of the payment.

ANNUITY SETTLEMENT TABLES. The tables currently contained in the variable annuity contract are based on the 1971 Individual Annuity Mortality Table with the age reduced one year, and with assumed effective annual interest rates of 3.5% and 5%. The 5% table is applicable in all but a few states in which it is currently not available under the state law or regulations. In these few states (Florida, New Mexico, Texas and West Virginia) the 3.5% table applies.

The 5% table, because it is based upon a higher assumed effective annual interest rate, results in a greater initial monthly annuity payment than is provided under the 3.5% table. However, in reflecting the investment results of the Fund, the annuity share value for an annuity using the 5% table will increase more slowly and decrease more quickly than will the annuity share value for an annuity using the 3.5% table. As a rough rule of thumb, the 3.5% table should turn out to be more advantageous for annuitants who live longer than the average, while the 5% table should be better for annuitants for whom the larger early payments are especially important.

These Contracts are entitled to participate in the divisible surplus of Prudential, as may be determined annually at the sole discretion of Prudential's Board of Directors. The Board has determined that Annuitants receiving annuity payments will so participate in 1998. They will be temporarily credited with an additional number of monthly annuity shares on which annuity payments in 1998 are based. There is no assurance that such participation in the divisible surplus of Prudential or temporary crediting of annuity shares will occur for any future year.

Prudential is currently considering reorganizing itself into a stock company. This form of reorganization, known as demutualization, is a complex process that may take a year or more to complete. No plan of demutualization has been adopted yet by Prudential's Board of Directors. Adoption of a plan of demutualization would occur only after enactment of appropriate legislation in New Jersey and would have to be approved by Prudential's policyholders and appropriate state insurance regulators. Throughout the process, there will be a continuing evaluation by the Board of Directors and management of Prudential as to the desirability of demutualization. Prudential's Board of Directors, in its discretion, may choose not to demutualize or to delay demutualization for a time.

ANNUITY SHARE VALUE. For these Contracts, the annuity share value for May 31, 1977 was set at $1. The annuity share value for any subsequent business day is determined by multiplying the annuity share change factor for that day (see below) by the annuity share value for the immediately preceding business day.

Sales of the Variable Annuity Contracts to the public commenced September 16, 1977. The annuity share change factor for any business day is obtained by (1) adding to 1.00 the rate, after provision for any taxes, of net investment income earned and of asset value changes in Prudential's Annuity Plan Account-2, from the end of the last preceding business day to the end of the current business day, and (2) deducting from such sum the administrative and risk charges. See the section headed OTHER CHARGES on page 10. The remainder is then divided by the sum of 1.00 and the rate of interest on a daily basis at the effective annual rate assumed in the applicable annuity settlement table. No provision is currently made for federal income taxes in determining the change factor. See FEDERAL INCOME TAXES, page 25.

Shown on the following page are the annuity share values at specific times from the last business day of December 1988 to the last business day of December 1997. Each share value listed was used to determine annuity payments for the second succeeding month. For example, the share value as of the last business day in December is used to compute the February annuity payment.

  LAST BUSINESS               LAST BUSINESS              LAST BUSINESS
     DAY OF:      3.5%*  5%      DAY OF:     3.5%*  5%      DAY OF:     3.5%*  5%
  -------------   ----- ----- -------------- ----- ----- -------------- ----- -----
  December
  1988            $2.85 $2.41 March 1994     $5.01 $3.93 March 1996     $5.87 $4.47
  December
  1989             3.32  2.77 June 1994       4.98  3.89 June 1996       5.93  4.50
  December
  1990             3.08  2.53 September 1994  5.18  4.03 September 1996  6.37  4.82
  December
  1991             3.94  3.20 December 1994   4.90  3.80 December 1996   5.57  4.26
  December
  1992             4.42  3.53 March 1995      5.26  4.07 March 1997      6.51  4.89
  March 1993       4.76  3.79 June 1995       5.54  4.27 June 1997       7.32  5.48
  June 1993        5.02  3.98 September 1995  5.87  4.51 September 1997  7.88  5.88
  September
  1993             5.34  4.22 December 1995   5.57  4.26 December 1997   7.64  5.68
  December
  1993             5.22  4.11

 * 3.5% schedule currently applies only in a few states.

THE RISKS WHICH PRUDENTIAL ASSUMES

Prudential assumes the risk (1) that annuitants as a class may live longer than estimated, with the result that payments will continue for longer than expected, and (2) that charges under the contracts may not be enough to cover the actual expenses incurred. In either event the loss will fall on Prudential.

Even though the assets of Prudential's Annuity Plan Account-2 are separately accounted for, the entire general account assets of Prudential are available to meet the expenses and fulfill Prudential's obligations under these Variable Annuity Contracts. The charges Prudential makes for assuming these risks are described in the section headed OTHER CHARGES, page 10.

On the other hand, the charges may exceed the expenses that Prudential ultimately incurs under these Contracts. As the actual experience is realized, the amount by which any such excess is greater than the amount which must prudently be retained to fulfill Prudential's obligations will become a part of the divisible surplus of Prudential.

In the event the Fund suspends the redemption of its shares because of the closing of the NYSE or other emergency reason, Prudential will make annuity payments during the period of suspension out of its general account assets. The amount of such payments will be determined in a fair and equitable manner satisfactory to the Department of Insurance of the State of New Jersey.

INCOME PAYMENTS FOR A FIXED PERIOD

As an alternative to a variable annuity settlement beginning on the annuity date (described on page 13), a variable income may be provided for a fixed period of years under Option D, as described below.

OPTION D -- INCOME FOR FIXED PERIOD BY SYSTEMATIC LIQUIDATION OF ACCUMULATION SHARES. The Annuitant may elect to receive, from the systematic liquidation of the accumulation shares credited under the Contract, monthly installments for a fixed period of not more than 25 years. Installments are computed so that each installment will represent the value as of the payment date of an equal number of accumulation shares. If the Annuitant dies before the end of the fixed period, the value of any unpaid installments, as of the date proof of death and completed claim forms and such other evidence as may be required to properly establish the claim are received by Prudential, will, unless otherwise provided, be paid in one sum to the Annuitant's estate.

At any time while Option D is in effect, the Annuitant may liquidate all or a portion of the remaining accumulation shares credited under the Contract. If a partial liquidation is effected, the remaining period during which monthly installments are payable under Option D will be reduced proportionately. Liquidation of all or a portion of the remaining accumulation shares while Option D is in effect is subject to the conditions and provisions described under LIQUIDATION (REDEMPTION) OF ACCUMULATION SHARES on page 11.

In addition, at any time while Option D is in effect, the Annuitant may, subject to the conditions described under EFFECTING A VARIABLE PAYOUT on page 13, elect that the value of any remaining accumulation shares be applied, as of the first day of any specific future calendar month, under any of the variable annuity options provided under these Contracts.

With respect to contracts used in connection with tax-favored plans, federal tax law limits the maximum permissible payout period to a period no greater than the joint life expectancy of the Annuitant and the Annuitant's spouse. For example, if the Annuitant's life expectancy is 12 years, monthly installments under Option D cannot exceed 12 years.

DEATH OF ANNUITANT BEFORE ANNUITY DATE

Subject to Prudential's approval and the terms of the applicable retirement plan, a beneficiary or beneficiaries may be designated for the accumulation shares credited to an Annuitant if the Annuitant dies before the annuity date, including any additional accumulation shares which may be payable under the supplemental death benefit. See SUPPLEMENTAL DEATH BENEFIT on page 12.

Prudential reserves the right, prior to making payment in accordance with a beneficiary designation, to require due proof of the Annuitant's death and such completed claim forms and other evidence as may be required to properly establish the claim.

Subject to the above, at the death of the Annuitant before the annuity date, a designated beneficiary will be credited with that number of the Annuitant's accumulation shares which represent the beneficiary's interest.

The accumulation shares credited to the beneficiary will be subject to the provisions of THE ACCUMULATION SHARES OPTION, described below, until the shares have been fully liquidated under that option or until they have been applied, by election of the beneficiary, under THE LIFE INCOME OPTION, also described below.

THE ACCUMULATION SHARES OPTION. This option is subject to the same provisions that apply to liquidations, including systematic liquidation under Option D, by an Annuitant. (See pages 11 and 16.) In addition to merely retaining the shares, this option permits the beneficiary to:

(1) liquidate all or a portion of the accumulation shares at any time (see LIQUIDATION (REDEMPTION) OF ACCUMULATION SHARES on page 11); and

(2) receive monthly installments for a fixed period of up to 25 years by the systematic liquidation of accumulation shares. This arrangement is similar to Option D, available to the Annuitant, as described on page 16.

THE LIFE INCOME OPTION (LIFE ANNUITY -- 10-YEAR MINIMUM PERIOD). This option is available only if the value applied to effect an annuity is sufficient to provide an initial monthly payment of at least $20. Proof of the beneficiary's date of birth is required.

The value of the beneficiary's accumulation shares is converted to annuity shares as of the first day of a future calendar month specified by the beneficiary. Annuity payments are payable during the lifetime of the beneficiary with 120 monthly payments assured. At any time during the first 10 years, the beneficiary may elect to receive in one sum the discounted value of such of the 120 payments as then remain unpaid. On payment of such a one sum value, monthly payments to the beneficiary will cease until after the end of the 10-year minimum period. At the end of the 10-year period, if the beneficiary is living, monthly payments will begin again and continue until the beneficiary's death.

If the beneficiary dies before the 120th monthly payment is due, the discounted value of any remaining unpaid payments, to and including the 120th monthly payment, is payable to the beneficiary's estate in one sum.

If the Life Income Option is elected within two years after the Annuitant's death, annuity payments for the beneficiary are determined as described for the Annuitant under HOW VARIABLE ANNUITY PAYMENTS ARE DETERMINED on page 14. If the election is made more than two years after the Annuitant's death, payments will be determined in the same way except that Prudential may substitute for the Annuity Settlement Tables discussed on pages 14 and 15 the Option B Annuity Settlement rates contained in variable annuity contracts regularly issued by Prudential on the date of the Annuitant's death.

Under certain types of retirement arrangements, the Retirement Equity Act of 1984, as amended, provides that in the case of a married participant, a pre-retirement survivor annuity be paid to the participant's spouse if the participant dies prior to his/her retirement under the plan. In general, a participant may waive this coverage with his/her spouse's consent on or after attaining age 35 or upon termination of employment, if earlier. This consent must contain the signatures of the participant and spouse and must be notarized or witnessed by an authorized plan representative. Unless such consent is obtained, the law requires that at least 50% of the participant's account balance as of his/her date of death be used to purchase a life annuity form of payment for the participant's spouse. These spousal consent requirements are generally effective beginning January 1, 1985 and apply to married vested participants in most qualified pension plans and those Section 403(b) annuities which are considered employee pension benefit plans under ERISA.

If the death benefit is payable as a result of the Annuitant's coverage under a qualified plan for self-employed individuals, other qualified plan, IRA or
Section 403(b) Annuity, the Annuitant's death benefit must be distributed within 5 years after the date of death. However, if payments begin within one year of the Annuitant's death, the death benefits may be distributed over the Beneficiary's life or over a period not extending beyond the beneficiary's life expectancy. For example, if the Beneficiary's life expectancy is 12 years, he/she may only elect to receive monthly installments for a fixed period of up to 12 years. If the Annuitant's spouse is the beneficiary, payments need only begin on or before April 1 of the calendar year following the calendar year in which the Annuitant would have attained age 70 1/2 or, in some instances, the remaining interest in the Contract may be rolled over to an IRA owned by the Annuitant's spouse. Special additional rules apply to Contracts used in conjunction with plans subject to Section 457 of the Code.

DEATH OF ANNUITANT AFTER ANNUITY DATE

No amount is payable upon the death of an Annuitant after the annuity date, except for any amount which may be payable under an Option B annuity or an Option D systematic liquidation settlement, as described, respectively, under ANNUITY OPTIONS AVAILABLE on page 14 and under INCOME PAYMENTS FOR A FIXED PERIOD on page 16. Of course, upon the death of either the Annuitant or the designated contingent annuitant under an Option C Annuity (described on page
14) monthly payments will continue in accordance with the provisions of the annuity for the remaining lifetime of the survivor.

               DESCRIPTION OF PRUDENTIAL'S GIBRALTAR FUND, INC.

INVESTMENT POLICIES

The Fund invests primarily in common stocks and other securities convertible into common stocks. Notwithstanding its growth objective, the Fund may invest a relatively small percentage of assets, which Fund management interprets to be not more than 15%, in preferred stocks, bonds, debentures, notes and other evidences of indebtedness, of a character customarily acquired by institutional investors, whether or not publicly distributed. These may or may not be convertible into stock or accompanied by warrants or rights to acquire stock.

At times, when economic conditions or general levels of common stock prices are such that it may be deemed temporarily advisable to curtail investments in common stocks, a larger than usual proportion of the Fund's assets may be invested in such preferred stocks and evidences of indebtedness, or may be held in cash or its equivalents, as a defensive measure. Nevertheless, not more than 10% of the assets of the Fund may be invested in loans made through the purchase of privately placed evidences of indebtedness of a character customarily acquired by institutional investors. See the subheading SPECIAL RISKS, page 19.

In addition, the Fund may hold at times a moderate amount of cash and high-grade, short-term debt securities to facilitate the orderly and flexible programming of investments. Such debt securities may include securities acquired through short-term repurchase transactions which will be "fully collateralized," i.e., the value of the securities held by the Fund will be at least equal to the repurchase price, including accrued interest.

Normally the Fund will hold securities purchased for one year or more, although it will sell individual securities when their current price seems clearly excessive in relation to estimated present or future value or when the situation of the issuer appears to be deteriorating. The Fund's portfolio turnover is discussed under the heading PRUDENTIAL AS MANAGER OF THE FUND'S INVESTMENTS on page 21. The Fund does not plan to trade for short-term profits, but may take advantage of occasional opportunities for such profits if circumstances make this advisable. To the extent that the Fund makes short-term investments, it would incur greater brokerage charges than would otherwise be the case, and any short-term capital gains would constitute ordinary income.

RESTRICTIONS ON INVESTMENT

The Fund operates under a number of investment restrictions. Some arise out of state laws and are summarized under NEW JERSEY INVESTMENT LAWS on page 19. Those which follow, as well as the investment policies described above, are self-imposed, fundamental policies of the Fund. They may not be changed without the vote of a majority of the Fund's outstanding voting securities.

The Fund does not:

 (1) underwrite the securities of other issuers, except where it may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended, as indicated below;

 (2) buy or sell commodities or commodity contracts;

 (3) sell short or buy on margin, or buy, sell or write put or call options or combinations of such options;

 (4) invest for the purpose of exercising control or management;

 (5) buy or hold the securities of any issuer if those officers and directors of the Fund or officers of its investment advisor who own individually more than one-half of 1% of the securities of such issuer or together own more than 5% of the securities of such issuer;

 (6) with respect to 75% of the value of its assets, buy the securities of an issuer if the purchase would cause more than 5% of the value of the Fund's total assets to be invested in the securities of any one issuer (except for obligations of the United States government and its instrumentalities) or result in the Fund owning more than 10% of the voting securities of such issuer;

 (7) concentrate its investments in any one industry (no more than 25% of the value of the Fund's assets will be invested in any one industry);

 (8) borrow money;

 (9) buy or sell real estate, although the Fund may purchase shares of a real estate investment trust;

(10) invest in the securities of other investment companies; or

(11) issue senior securities.

SECURITIES LENDING. The Fund may from time to time lend its portfolio securities to broker-dealers, qualified banks and certain institutional investors, provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. government securities or irrevocable standby letters of credit in an amount equal to at least the market value at all times of the loaned securities. During the time portfolio securities are on loan, the lender continues to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earned interest on the investment of the cash collateral. The right to terminate the loan is given to either party subject to appropriate notice. Upon termination of the loan, the borrower returns to the lender securities identical to the loaned securities. Prudential has advised the Fund's Directors that the lender does not have the right to vote securities on loan, but Prudential would terminate the loan and cause the loaned securities to be returned to the Fund in order to exercise the voting rights if that were considered important with respect to the investment. The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In such event, if the borrower fails to return the loaned securities, the existing collateral might be insufficient to purchase back the full amount of stock loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage; but the Fund would be an unsecured creditor to such shortage and might not be able to recover all or any of it. However, this risk may be minimized by a careful selection of borrowers and securities to be lent.

The Fund will not lend its portfolio securities to broker-dealers affiliated with Prudential, including Prudential Securities Incorporated. This will not affect the Fund's ability to maximize its securities lending opportunities.

AMERICAN DEPOSITORY RECEIPTS. The Fund may invest in American Depository Receipts (ADRs) which are U.S. dollar-denominated certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank by a foreign branch of a United States exchange or in an over-the-counter market.

SPECIAL RISKS. In addition to the previously mentioned restrictions, the Fund may invest no more than 10% of the value of its assets in securities which, because of legal or contractual restrictions upon resale or for other reasons, are not readily marketable. Such securities include the privately placed evidences of indebtedness referred to above. As of December 31, 1997, such restricted securities comprised approximately 1% of the Fund's net assets.

Any investment in such securities may entail special risks because of difficulties in selling them. If the securities were to be sold publicly, the Fund may be deemed an "underwriter" for purposes of the Securities Act of 1933, as amended, and may be required to register the securities under that Act. In that case, the Fund might have to bear the expense of such registration, and the delays in the sale pending the registration could result in a lower selling price. If the securities were to be sold privately, the price obtainable might be lower than would be obtained if the securities could be publicly marketed.

The value of any such securities will be determined in good faith by or under the authority of the Fund's Board of Directors. A determination that the value of particular securities is less than would have been the case had the securities been freely marketable will make the net asset value of Fund shares correspondingly lower.

Investment in ADRs has certain advantages over direct investment in the underlying foreign securities because they are easily transferable, have readily available market quotations, and the foreign issuers are usually subject to comparable auditing, accounting and financial reporting standards as domestic issuers. Nevertheless, as foreign securities, ADRs involve certain risks which should be considered fully by investors. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, and the fact that there may be less publicly available information about a foreign company than about a domestic company.

Investment by the Fund in warrants or rights to acquire stock may also entail risks. The Fund will not purchase any such warrants or rights if after giving effect to such purchase the total cost to the Fund of all warrants and rights then held by it will exceed 3% of the value of its assets. Warrants are basically options to purchase securities at a specified price within a given time. They are highly speculative, have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation that issues them. The price of warrants does not necessarily move parallel with the price of the underlying securities.

NEW JERSEY INVESTMENT LAWS

As long as Prudential, or a subsidiary or affiliate thereof, continues to be the investment advisor of the Fund, the Fund's investments must meet requirements set forth in the Revised Statutes of New Jersey. The Fund has, accordingly, adopted such requirements as part of its investment policy while Prudential, or a subsidiary or affiliate, continues as the investment advisor.

The following is a summary of provisions of New Jersey law which impose additional limitations on the investment policies of the Fund described in the preceding two sections.

1. Evidences of indebtedness of a corporation, joint stock association, business trust, business joint venture or business partnership may not be purchased if in default as to interest.

2. The stock of a corporation may not be purchased unless (i) the corporation has paid a cash dividend on the class of stock during each of the past five years preceding the time of purchase, or (ii) during the five-year period the corporation had aggregate earnings available for dividends on such class of stock sufficient to pay average dividends of 4% per annum computed upon the par value of such stock, or upon stated value if the stock has no par value. This limitation does not apply to any class of stock which is preferred as to dividends over a class of stock whose purchase is not prohibited.

3. Any common stock purchased must be (i) listed or admitted to trading on a securities exchange in the United States or Canada; or (ii) included in the National Association of Securities Dealers' national price listings of "over-the-counter" securities; or (iii) determined by the Commissioner of Insurance of New Jersey to be publicly held and traded and as to which market quotations are available.

4. Additional securities of a corporation may not be purchased if after the purchase more than 10% of the market value of the assets of the Fund would be invested in the securities of such corporation.

These currently applicable requirements of New Jersey law impose substantial limitations on the ability of the Fund to invest in the stock of companies whose securities are not publicly traded or who have not recorded a five-year history of dividend payments or earnings sufficient to support such payments. This means that the Fund will not generally invest in the stock of newly organized corporations. Nonetheless, an investment not otherwise eligible under items 1 and 2 of this section may be made if, after giving effect to the investment, the total cost of all such non-eligible investments does not exceed 5% of the aggregate market value of the assets of the Fund.

Investment limitations may also arise under the insurance laws and regulations of other states where contracts of the Program are sold. Although compliance with the requirements of New Jersey law set forth above will ordinarily result in compliance with any applicable laws of other states, under some circumstances the laws of other states could impose additional restrictions on the portfolio of the Fund.

SUMMARY OF INVESTMENT ADVISORY CONTRACT

Under an Investment Advisory Contract, Prudential has agreed to furnish investment management to the Fund. Such investment management entails the selection of securities for purchase or sale by the Fund and the resulting placement of orders. Periodic reports of such purchases and sales are submitted to the Fund for review by the Board of Directors.

Subject to Prudential's supervision, substantially all of the investment management services provided by Prudential are furnished by its wholly-owned subsidiary, PIC, pursuant to the Service Agreement between Prudential and PIC which provides that Prudential will reimburse PIC for its costs and expenses. PIC is registered as an investment advisor under the Investment Advisers Act of 1940, as amended.

Prudential bears the expenses for investment advisory services incurred in connection with the purchase and sale of securities (but not the brokers' commissions and transfer taxes and other charges and fees attributable to investment transactions), the salaries and expenses of all officers and employees reasonably necessary for the Fund's operations (excluding members of the Fund's Board of Directors who are not officers or employees of Prudential), and the office facilities of the Fund. The amount paid to Prudential for its investment advisory services to the Fund is shown under the heading PRUDENTIAL'S GIBRALTAR FUND, INC. on page 8.

The Investment Advisory Contract and the Service Agreement will continue in effect from year to year provided renewal is approved at least annually by the Fund's Board of Directors, including approval by a majority of those directors who are not interested persons of either party to the Contract or Agreement.

The Investment Advisory Contract also grants the Fund a royalty-free, non-exclusive license to use the words "Prudential's Gibraltar" and the registered service mark of a rock representing the Rock of Gibraltar which appears on the cover of this Prospectus. However, Prudential may terminate this license if Prudential or a company controlled by it ceases to be the Fund's investment advisor. Prudential may also terminate the license for any other reason upon 60 days written notice; but, in this event, the Contract shall also terminate 120 days following receipt by the Fund of such notice, unless a majority of the outstanding voting securities of the Fund vote to continue the Contract notwithstanding termination of the license.

The Investment Advisory Contract may be terminated by the Board of Directors or by the vote of a majority of the Fund's outstanding voting securities on 60 days notice to Prudential. Prudential may terminate the Investment Advisory Contract on 90 days notice to the Fund. The Investment Advisory Contract will also terminate automatically in the event of its assignment.

Prudential will continue to have responsibility for all investment advisory services under its advisory or subadvisory agreements with respect to its clients.

The Investment Advisory Contract with Prudential was approved at the annual meeting of stockholders held on May 21, 1970. The Board of Directors has unanimously approved continuance of the Contract in each year since then, most recently at a meeting held on May 19, 1997.

The Service Agreement between Prudential and PIC will continue in effect as to the Fund for a period of more than two years from its execution, only so long as such continuance is specifically approved at least annually in the same manner as the Investment Advisory Contract between Prudential and the Fund. The Agreement may be terminated by either party upon not less than 30 days prior written notice to the other party, will terminate automatically in the event of its assignment and will terminate automatically as to the Fund in the event of the assignment or termination of the Investment Advisory Contract between Prudential and the Fund. Prudential is not relieved of its responsibility for all investment advisory services under the Investment Advisory Contract between Prudential and the Fund. The Agreement provides for Prudential to reimburse PIC for its costs and expenses incurred in furnishing investment advisory services.

The Service Agreement between Prudential and PIC was ratified by stockholders at their annual meeting held on September 27, 1985. The Board of Directors has unanimously approved continuance of the Agreement in each year since then, most recently at a meeting held on May 19, 1997.

A separate contract between Prudential and the Fund provides that, as long as the Fund sells its shares only to Prudential, its separate accounts or organizations approved by it, Prudential will pay all expenses of the Fund not covered by the Investment Advisory Contract (except for the fees and expenses of members of the Fund's Board of Directors who are not officers or employees of Prudential, brokers' commissions, transfer taxes and other charges and fees attributable to investment transactions, and any other local, state or federal taxes). Prudential has accordingly paid the organizational expenses of the Fund and such other expenses as those incurred in connection with the registration of the Fund and Fund shares with the Securities and Exchange Commission, the cost of preparing and printing Fund prospectuses, and fees for auditors and lawyers. Under the present contractual arrangements, it will continue to pay any such expenses incurred in the future.

PRUDENTIAL AS MANAGER OF THE FUND'S INVESTMENTS

Prudential Mutual Fund Investment Management (PMFIM), a part of Prudential Investments and a division of PIC, supplies the services with respect to equity securities. PMFIM analyzes industries and companies within these industries in order to recommend purchases and sales of equity securities. PMFIM is responsible for the management of approximately $85 billion of publicly-traded U.S. and global equity and fixed income securities. These assets represent Prudential's mutual fund and annuity accounts, as well as institutional clients and Prudential's general account and subsidiaries.

Jeffrey Rose, Vice President, PIC, has been portfolio manager for the Fund since March 1998. Mr. Rose also co-manages the Prudential Balanced Fund.

PMFIM's investment staff selects companies and diversifies investments over many firms and industries. It provides continuous supervision and management over the performance of the investments. This is to reduce the risk of developments which may adversely affect the market value of the securities of one company or industry. But the emphasis is on the careful choice of investments believed to have potential for growth, rather than upon diversification alone.

In implementing the Fund's investment objectives, each securities analyst is assigned the responsibility of keeping abreast of developments in specific industries and companies within those industries. On the basis of periodic contacts with company managements, consultants and research staffs of investment banking and brokerage firms, as well as analyses of company reports, business periodicals and standard statistical services, each analyst makes projections of earnings and dividends, and determines the relative attraction of the companies he/she follows based on these projections in the light of current conditions and market price. Securities will be purchased for the Fund's portfolio and sold from it on the basis of these analyses.

These methods of selection and supervision, like diversification, while they do not guarantee successful investment or eliminate the risks involved therein, are ones which the average individual may not have the time, facilities, training or funds to employ on his/her own.

PORTFOLIO TURNOVER. The Fund's portfolio turnover rates for the last ten years are shown in the table on page 5. (This rate is used to measure the activity of a fund's portfolio securities. It is calculated by dividing purchases or sales, whichever is less, by the average monthly value of the portfolio securities, in each case excluding securities with maturities of one year or less.)

As noted elsewhere in this Prospectus, the Fund seeks long-term growth of capital rather than short-term trading profits. However, during any period when changing economic or market conditions are anticipated, successful management requires an aggressive response to such changes, which may increase the rate of portfolio turnover. The rate of portfolio activity will usually affect the brokerage costs of the Fund. It is anticipated that under normal circumstances the portfolio turnover rate would not exceed 100%. During 1997 and 1996 the portfolio turnover rates were 101% and 97%, respectively.

Prudential manages several other securities portfolios, including the portfolios of The Prudential Series Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10 and The Prudential Variable Contract Account-11, registered under the 1940 Act as open-end management investment companies. Some of these portfolios invest in common stock. Investment opportunities may become available from time to time that are suitable both for the Fund and for these other common stock portfolios. On these occasions, an allocation of the securities available will be made, taking into account the suitability of the security in the light of the investment objectives of each portfolio, the size and composition of the respective portfolios and the availability of cash.

BROKERAGE

Prudential is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Transactions on a stock exchange in equity securities will be executed primarily through brokers that will receive a commission paid by the Fund. Fixed income securities, on the other hand, as well as equity securities traded in the over-the-counter market, will not normally incur any brokerage commissions. These securities are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Certain of these securities may also be purchased directly from an issuer, in which case neither commissions nor discounts are paid.

In placing orders for securities transactions, primary consideration is given to obtaining the most favorable price and efficient execution. An attempt is made to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. However, a higher commission than would otherwise be necessary for a particular transaction may be paid if to do so appears to further the goal of obtaining the best available execution.

In connection with any securities transaction that involves a commission payment, the commission is negotiated with the broker on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates. Periodically, Prudential and PIC review the allocation among brokers of orders for equity securities and the commissions that were paid.

When selecting a broker or dealer in connection with a transaction for any portfolio, consideration is given to whether the broker or dealer has furnished Prudential or PIC with certain services, provided this does not jeopardize the objective of obtaining the best price and execution. These services, which include statistical and economic data and research reports on particular companies and industries, are services that brokerage houses customarily provide to institutional investors. Prudential or PIC use these services in connection with all investment activities, and some of the data or services obtained in connection with the execution of transactions for the Fund may be used in connection with the execution of transactions for other investment accounts.

Conversely, brokers and dealers furnishing such services may be selected for the execution of transactions of such other accounts, while the data or service may be used in providing investment management for the Fund. Although Prudential's present policy is not to permit higher commissions to be paid on transactions in order to secure research and statistical services from brokers, Prudential might in the future authorize the payment of higher commissions, but only with the prior concurrence of the Board of Directors of the Fund, if it is determined that the higher commissions are necessary in order to secure desired research and are reasonable in relation to all of the services that the broker provides.

When investment opportunities arise that may be appropriate for more than one entity for which Prudential serves as investment manager or advisor, one entity will not be favored over another and allocation of investments among them will be made in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entity's investment objectives and its current cash and investment positions. Because the various entities for which Prudential acts as investment manager or advisor have different investment objectives and positions, from time to time a particular security may be purchased for one or more such entities while at the same time such securities may be sold for another.

Prudential Securities Incorporated (Prudential Securities) may act as a securities broker for the Fund. In order for Prudential Securities to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow Prudential Securities to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. The Fund may not engage in any transactions in which Prudential or its affiliates, including Prudential Securities, acts as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal.

Prudential or its affiliates, including PIC, may enter into business transactions with brokers or dealers for purposes other than the execution of portfolio securities transactions for accounts Prudential manages. These other transactions will not affect the selection of brokers or dealers in connection with portfolio transactions for the Fund.

During the calendar year 1997, $329,585 was paid to various brokers in connection with securities transactions for the Fund. Of this amount, approximately 91.0% was allocated to brokers who provided research and statistical services to Prudential. The equivalent figures for 1996 were $662,074 and 64.9%, respectively, and for 1995 were $756,838 and 77.52%, respectively.

Of the total brokerage fees paid by the Fund during 1997, $24,750 or 7.5% was paid to Prudential Securities Incorporated (Prudential Securities), an affiliated broker. For 1997, Prudential Securities effected 5.1% of the transactions involving the payment of commissions, on an aggregate dollar basis. The equivalent figures for 1996 were $19,301, 2.9% and 2.2%. For 1995, no money or percentage was paid.

DETERMINATION OF NET ASSET VALUE

Shares of the Fund are sold to Prudential's Investment Plan Account, Prudential's Annuity Plan Account and Prudential's Annuity Plan Account-2, which invest the money paid for purchases under the tax-qualified and non-tax-qualified contracts of the Program. Sales of Fund shares are made at the net asset value next determined after such purchases are made.

Prudential determines the net asset value of Fund shares on each business day (a day on which the NYSE is open for business). The net asset value is computed by dividing the net assets by the number of outstanding shares of the Fund. Net assets are the total of cash and other assets, including investment securities taken at value, minus liabilities.

NASDAQ National Market System equity securities and securities for which the primary market is an exchange are generally valued at the last sale price on such system or exchange on that day or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices on that day or the bid price on such day in the absence of an asked price. Other over-the-counter equity securities are valued by an independent pricing agent or principal market maker. Debt obligations with maturities of less than 60 days are valued at amortized cost. Portfolio securities or assets for which market quotations are not readily available will be valued at fair value as determined in good faith by or under authority of the Fund's Board of Directors.

REDEMPTION OF FUND SHARES

Redemptions of Fund shares result from liquidations of interests under the Contracts of the Program, and are made at the net asset value next determined after such liquidations are made. Payment for shares redeemed will ordinarily be made within 7 days after the redemption request is received from Prudential.

This right of redemption may, however, be suspended for any period during which the NYSE is closed other than a regular holiday or weekend, or trading thereon is restricted, or for any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund either to dispose of securities owned by it or to determine the value of its assets fairly. Redemption may also be suspended in the event the Securities and Exchange Commission has provided for such suspension for the protection of security holders. See withdrawal restrictions applicable to Section 403(b) annuities discussed in SECTION 403(b) ANNUITIES, page 27.

DESCRIPTION OF FUND SHARES AND VOTING RIGHTS

The Fund's authorized capital is 75,000,000 shares of common stock, $1 par value. Common stock is purchased with amounts arising from payments made by participants in the separate accounts of the Prudential Financial Security Program. All shares of Fund stock are entitled to participate equally in dividends and distributions of the Fund and in its net assets remaining upon liquidation after satisfaction of outstanding liabilities. Fund shares are fully paid and nonassessable when issued and have no preemptive, conversion or exchange rights. Such shares are redeemable upon request, except under the circumstances described in the preceding section, REDEMPTION OF FUND SHARES.

After a distribution of investment income and realized net capital gains in December of each year, the balance of the Fund's investment income and realized net capital gains for the calendar year then ending are normally distributed during the first calendar quarter after the end of that calendar year. Any such distributions to the accounts will ordinarily be credited in the form of additional Fund shares at net asset value. However, partial distributions may be made in cash to meet expenses of the accounts. See FEDERAL INCOME TAXES, page 25.

Each share of common stock outstanding is entitled to one vote. Fund shares are held only by separate accounts of Prudential. At December 31, 1997, Prudential's Annuity Plan Account-2, the account discussed in this Prospectus, held approximately 18% of all Fund shares outstanding. Prudential's Investment Plan Account and Prudential's Annuity Plan Account, separate accounts of Prudential which are not discussed in this Prospectus, held approximately 81% and 1%, respectively. Fund shares are voted by Prudential in accordance with voting instructions received from participants in those accounts. Instruction forms for this purpose will be furnished by Prudential. If there are Fund shares held in the Account for which voting instructions are not received, Prudential will vote those shares on each matter in the same proportion as it votes the Fund shares held in the account for which it received instructions.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64104-1716, is the custodian of the Fund's assets and transfer agent and dividend paying-agent of the Fund. The Fund's custodian maintains certain financial and accounting books and records on behalf of the Fund pursuant to an agreement with the Fund.

                           SUPPLEMENTARY INFORMATION

PRUDENTIAL-SPONSORED PENSION PLANS

Prudential has prepared several examples of pension plans for proprietorships and partnerships, and pension and profit-sharing plans for corporations, designed to qualify under Section 401(a) of the Code. Each of these plans provides that Prudential will provide the insurance and annuity contracts called for under the plan.

The forms of Prudential-sponsored master and prototype plans have been approved by the Internal Revenue Service (IRS). Approval by the IRS of a plan as a master or prototype plan is limited to the form of a plan, and does not constitute approval of any particular plan using the master or prototype. IRS approval of a particular plan may have to be requested by the employer.

STATE REGULATION

Prudential is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Prudential is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Prudential is required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

FEDERAL INCOME TAXES

PRUDENTIAL'S GIBRALTAR FUND, INC. Under the provisions of the Code applicable to regulated investment companies, the Fund, by distributing substantially all of its net investment income and realized capital gains, will be relieved of federal income tax on the income and gains so distributed. The Fund has qualified for such tax treatment and intends to continue to so qualify. Qualification of the Fund as a regulated investment company does not involve government supervision of management or of investment practices or policies. See DESCRIPTION OF FUND SHARES AND VOTING RIGHTS on page 24. There is a 4% excise tax on a portion of the undistributed income of a regulated investment company if that company fails to distribute required percentages of its ordinary income and capital gain net income. The Fund intends to employ practices that will eliminate or minimize the imposition of this excise tax.

PRUDENTIAL'S ANNUITY PLAN ACCOUNT-2. The operations of Prudential's Annuity Plan Account-2 form a part of, and are taxed with, the operations of Prudential. No federal income tax is currently payable on distributions of income received on the Fund shares held in the Account for the benefit of Annuitants, on capital gains realized by Prudential on redemptions of Fund shares, or on capital gains dividends received by the Account from the Fund.

RETIREMENT PLANS USING THESE CONTRACTS. The provisions of the Code that apply to retirement plans are complex, and Annuitants would be well advised to consult a qualified tax advisor, particularly if liquidation under a Contract is contemplated. Withdrawals may be subject to income tax consequences, including tax penalties. In general, assuming that the requirements and limitations of the applicable provisions of the Code are adhered to by Annuitants, employers and trustees, contributions made to a qualified retirement plan (other than after-tax employee contributions) are deductible by the employer and not currently taxable to Annuitants.

The principal tax advantages to Annuitants under these plans derive from the facts that within certain limits the amounts set aside each year are in pre-tax rather than after-tax dollars, and that no federal income tax is currently imposed upon investment income or realized gains earned by the Account in which the accumulated purchase payments are held. When an annuity becomes payable under these plans, all or a portion of the monthly payments are taxable as ordinary income under Section 72 of the Code. Lump sum distributions are generally treated as ordinary income, but may in certain circumstances be treated part as long-term capital gains and part as ordinary income. The amount of the tax on lump sum distributions may also be limited in some cases by a special income-averaging rule.

Taxable payments under the Contract will generally be subject to withholding by the payer. In some circumstances, recipients of pensions and annuities may elect for withholding not to apply. However, taxable payments to participants under an eligible deferred compensation plan subject to Section 457 of the Code are treated as the payment of wages for federal income tax purposes and thus are subject to the general withholding requirements.

Recipients, including those who have elected out of withholding, must supply their Taxpayer Identification Number (Social Security Number) to payers of distributions for tax reporting purposes. Failure to furnish this number when required may result in the imposition of a tax penalty and subject the distribution to the back up withholding requirements of the law.

WITHHOLDING

Certain distributions from qualified retirement plans and 403(b) annuities will be subject to mandatory 20% withholding unless the distribution is an eligible rollover distribution that is "directly" rolled over into another qualified plan, 403(b) annuity or IRA. Unless the Contract owner elects to the contrary, the portion of any taxable amounts received under the Contract will be subject to withholding to meet federal income tax obligations. The rate of withholding on annuity payments where mandatory withholding is not required will be determined on the basis of the withholding certificate filed by the Contract owner with Prudential. For payments not subject to mandatory withholding, if no such certificate is filed, the Contract owner will be treated, for purposes of determining the withholding rate, as a married person with three exemptions; the rate of withholding on all other payments made under the Contract, such as amounts received upon withdrawals, will be 10%. Thus, if the Contract owner fails to elect that there be no withholding, Prudential will withhold from every withdrawal or annuity payment the appropriate percentage of the amount of the payment that is taxable. Prudential will provide the Contract owner with forms and instructions concerning the right to elect that no amount be withheld from payments. Generally, there will be no withholding for taxes until payments are actually received under the Contract. Distributions to Contract owners under an eligible deferred compensation plan subject to Section 457 of the Code are treated as the payment of wages for federal income tax purposes and thus are subject to the general withholding requirements.

The few additional comments which follow concerning possible tax consequences under qualified plans for self-employed individuals, other qualified plans, IRA, Section 403(b) annuities and Eligible State Deferred Compensation Plans are intended merely to call attention to certain features of those plans. They do not purport to be a complete discussion, and are not intended as tax advice. As suggested above, a qualified tax advisor should be consulted for advice and answers to any questions.

QUALIFIED PLANS FOR SELF-EMPLOYED INDIVIDUALS. For self-employed individuals who establish such plans, contributions are deductible within the limits prescribed by the Code. Annual deductible contributions cannot exceed the lesser of $30,000 or 25% of "earned income." "Earned income" is computed after the deduction for contributions to the plan is considered.

Under these plans, payments are subject to certain minimum distribution requirements, and generally must begin by April 1 of the calendar year following the later of the calendar year in which the employee: (1) attains age 70 1/2; or (2) retires.

IRA PLANS. For persons who establish such plans, the annual contribution limit is the lesser of $2,000 or 100% of earned income. An IRA contribution of up to $2,000 for each spouse is permitted (including a non-working spouse) if the combined compensation of both spouses is at least equal to the contributed amount, provided that the non-working spouse earns less than the working spouse and they file a joint return. Payments to the Annuitant must begin by April 1 of the year following the calendar year in which age 70 1/2 is attained and are subject to certain minimum distribution requirements. Any distributions before age 59 1/2 generally may result in certain tax penalties. Certain penalties may result if the contribution or age limitations are exceeded.

Deductions for IRA contributions in those cases where an individual or an individual's spouse is an active participant in an employer sponsored pension plan, Simplified Employee Pension (SEP), savings incentive match plans for employees (SIMPLE), Section 403(a) or Section 403(b) annuity are limited to individuals whose adjusted gross income is less than certain specified amounts.

For a married individual who is an active participant and who files a joint tax return, the adjusted gross income limit is $50,000. For a single individual, the limit is $30,000. Partial deductions for IRA contributions will be available for married, joint filers who have adjusted gross income of more than $50,000 and less than $60,000 and single individuals whose adjusted gross income is less than $40,000. These limits will increase by $1,000 per year in 1999-2002. For a married individual who is not an active participant, but whose spouse is, and who files a joint return, the adjusted gross income limit is $150,000. For married individuals filing separately the limit is zero.

The Code permits persons who receive certain qualifying distributions from a qualified pension or profit sharing plan, Section 403(b) annuity, IRA, SEP or SIMPLE to make, within 60 days, a tax-free "rollover" transfer of all or any part of the amount of such distribution to an IRA which they established. Additionally, the spouse of a deceased employee may roll over to an IRA all or any portion of a lump sum distribution received by the spouse from a qualified pension or profit-sharing plan on account of the employee's death.

SEP PLANS. For employees covered by such plans, under this arrangement annual employer contributions to an IRA plan established by an employee are excludible from gross income up to the lesser of $30,000 or 15% of the employee's earned income (excluding the employer's contribution to the SEP). As with the regular IRA, payments to the Annuitant must begin by April 1 of the year following the calendar year in which age 70 1/2 is attained and are subject to certain minimum distribution requirements. Any distributions before age 59 1/2 generally may result in certain tax penalties. Certain penalties may result if the contribution or age limitations are exceeded.

Certain SEP arrangements are permitted to allow employees to elect to reduce their salaries by as much as $9,500 (in 1996, indexed) and have their employer make contributions on their behalf to the SEP. These arrangements, called Salary Reduction SEPs, are available only if the employer maintaining the SEP has 25 or fewer employees and at least 50% of the eligible employees elect to make salary deferral contributions. Other limitations may reduce the permissible contribution level for highly compensated employees. New Salary Reduction SEPs may not be established after 1996.

In accordance with regulations released by the IRS, persons applying for one of these Contracts in connection with an IRA, including one established under a SEP arrangement, are given disclosure material prepared by Prudential. The material includes a prospectus, a specimen copy of the Contract being applied for, and a brochure containing information about eligibility, contribution limits, tax consequences and other particulars concerning such plans. The regulations require that such persons be given seven days thereafter in which to affirm or reverse their decision to establish the plan. Therefore, any funds accompanying an application for one of these Contracts in connection with an IRA plan, including one established under a SEPP arrangement, will not be used to make a purchase until the first business day no earlier than seven days after the date the application is completed and signed.

SECTION 403(B) ANNUITIES. The amounts contributed under these arrangements and increments thereon are not taxable as income until distributed as annuity income or otherwise. In general, the maximum amount that can be contributed by salary reduction is $9,500. However, under certain special rules, the limit could be increased as much as $3,000. In addition, the Code permits certain total distributions from a Section 403(b) Annuity to be "rolled over" to another Section 403(b) Annuity or IRA. Certain partial distributions from a
Section 403(b) Annuity may be "rolled over" to an IRA.

An annuity contract will not qualify as a Section 403(b) Annuity unless under such contract distributions from salary reduction contributions and earnings thereon (other than distributions attributable to assets held as of December 31, 1988) may be paid only on account of death, disability, separation from service, attainment of age 59 1/2 or hardship. (Such hardship withdrawals are permitted, however, only to the extent of salary reduction contributions and not earnings thereon.) These Section 403(b) withdrawal restrictions do not apply to the transfer of all or part of a participant's interest in his/her Contract among the available investment options offered by Prudential and do not apply to the direct transfer of all or part of the Participant's interest in the Contract to a Section 403(b) tax-deferred annuity contract of another insurance company or to a mutual fund custodial account under Section 403(b)(7).

In imposing the restrictions on withdrawals as described above, Prudential is relying upon a no-action letter dated November 28, 1988 from the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance.

Employer contributions are subject generally to the same coverage, minimum participation and nondiscrimination rules applicable to qualified plans.

Distributions from a Section 403(b) Annuity generally must commence by April 1 of the calendar year following the later of: (1) the calendar year in which an employee attains age 70 1/2; or (2) the calendar year in which the employee retires. However, for governmental and church plans, distributions may be delayed until April 1 of the calendar year following the calendar year the employee retires, if that is later. Distributions must satisfy minimum distribution requirements similar to those that apply to qualified plans generally.

PENALTY FOR EARLY WITHDRAWALS. A 10% penalty tax will generally apply to the taxable part of distributions received from an IRA, SEP, SIMPLE (25% penalty in certain situations), Section 403(b) annuity, qualified plans for self-employed individuals, and other qualified retirement plans before age 59 1/2. Limited exceptions are provided, such as where amounts are paid in the form of a qualified life annuity, upon death of the employee, to pay certain medical expenses, and in certain instances disability or upon separation from service on or after attainment of age 55.

ELIGIBLE DEFERRED COMPENSATION PLANS OF STATE OR LOCAL GOVERNMENTS AND TAX EXEMPT ORGANIZATIONS. A Contract may be used to fund an eligible deferred compensation plan of a state or local government or a tax-exempt organization. The amounts contributed under these plans and increments thereon are not taxable as income until distributed or otherwise made available to the employee or other beneficiary. If the requirements of Section 457 of the Code are not met, however, employees may be required to include in gross income all or part of the contributions and earnings thereon. Although assets of deferred compensation plans are generally part of the employer's general assets, subject to certain transition rules, governmental plans must hold assets in a trust, annuity contract or custodial account. Contributions generally may not exceed the lesser of $7,500 (as indexed) or 33 1/3% of the employee's compensation. Distributions must begin by the later of (1) April 1 of the calendar year following the calendar year in which the employee attains age 70 1/2 or (2) April 1 of the calendar year following the calendar year in which an employee retires, and are subject to special minimum distribution rules, in addition to the minimum distribution requirements for qualified plans. Rollovers are not permitted (other than between Section 457 plans).

ADDITIONAL INFORMATION

This Prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The information so omitted may be obtained from the Commission's principal office in Washington, D.C., upon payment of the fees prescribed by the Commission.

EXPERTS

The financial statements and financial highlights included in this Prospectus for the fiscal years 1997 and 1996, have been audited by Price Waterhouse LLP, independent accountants, as stated in their reports appearing herein. Such financial statements and financial highlights have been included herein in reliance upon the reports of such firms given upon their authority as experts in accounting and auditing. Price Waterhouse LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

LITIGATION

On October 28, 1996, Prudential entered into a Stipulation of Settlement in a multidistrict proceeding involving allegations of various claims relating to Prudential's life insurance sales practices. (In re Prudential Insurance Company of America Sales Practices Litigation, D.N.J., MDL No. 1061, Master Docket No. 95-4704 (AMW)). On March 7, 1997, the United States District Court for the District of New Jersey approved the Stipulation of Settlement as fair, reasonable and adequate, and later issued a Final Order and Judgment in the consolidated class actions before the Court, 962 F. Supp. 450 (March 17, 1997, as amended April 14, 1997). The Court's Final Order and Judgment approving the class Settlement has been appealed to the United States Court of Appeals for the Third Circuit, which held a hearing on January 26, 1998. The Court has not yet issued a ruling on the appeal.

Pursuant to the Settlement, Prudential agreed to provide and has begun to implement an Alternative Dispute Resolution (ADR) process for class members who believe they were misled concerning the sale or performance of their life insurance policies. Management now has information which allows for computation of a reasonable estimate of losses associated with ADR claims. Based on this information, management estimated the cost of remedying policyholder claims in the ADR process before taxes to be approximately $2.05 billion. While management believes these to be reasonable estimates based on information currently available, the ultimate amount of the total cost of remedied policyholder claims is dependent on complex and varying factors, including actual claims by eligible policyholders, the relief options chosen and the dollar value of those options. There are also additional elements of the ADR process which cannot be fully evaluated at this time (e.g., claims which may be successfully appealed) which could increase this estimate.

In addition, a number of actions have been filed against Prudential by policyowners who have excluded themselves from the Settlement; Prudential anticipates that additional suits may be filed by other policyowners.

Also, on July 9, 1996, a Multi-State Life Insurance Task Force, comprised of insurance regulators from 29 states and the District of Columbia, released a report on Prudential's activities. As of February 24, 1997, Prudential had entered into consent orders or agreements with all 50 states and the District of Columbia to implement a remediation plan, which terms closely parallel the Settlement approved in the MDL proceeding, and agreed to a series of payments allocated to all 50 states and the District of Columbia amounting to a total of approximately $65 million. These agreements are now being implemented through Prudential's implementation of the class Settlement.

Litigation is subject to many uncertainties, and given the complexity and scope of these suits, their outcome cannot be predicted. It is also not possible to predict the likely results of any regulatory inquiries or their effect on litigation which might be initiated in response to widespread media coverage of these matters.

Accordingly, management is unable to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome of all pending litigation and regulatory inquiries. It is possible that the results of operations or the cash flow of Prudential, in particular quarterly or annual periods, could be materially affected by an ultimate unfavorable outcome of certain pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters referred to above should not have a material adverse effect on Prudential's financial position after consideration of applicable reserves.


YEAR 2000

The services provided to the Contract owners by Prudential, Prusec and PIMS depend on the smooth functioning of their respective computer systems. The year 2000, however, holds the potential for a significant disruption in the operation of these systems. Many computer programs cannot distinguish the year 2000 from the year 1900 because of the way in which dates are encoded. Left uncorrected, the year "00" could cause systems to perform date comparisons and calculations incorrectly that in turn could compromise the integrity of business records and lead to serious interruption of business processes.

Prudential identified this issue as a critical priority in 1995 and has established quality assurance procedures including a certification process to monitor and evaluate enterprise-wide conversion and upgrading of systems for "Year 2000" compliance. Prudential has also initiated an analysis of potential exposure that could result from the failure of major service providers such as suppliers, custodians and brokers, to achieve Year 2000 compliance. Prudential expects to complete its adaptation, testing and certification of software for Year 2000 compliance by December 31, 1998. During 1999, Prudential plans to conduct additional internal testing, to participate in securities industry-wide test efforts and to complete major service provider analysis and contingency planning.

The expenses of Prudential's Year 2000 compliance are allocated across its various businesses, including those businesses not engaged in providing services to Contract owners. Accordingly, while the expense is substantial in the aggregate, it is not expected to have a material impact on the ability of Prudential, Prusec and PIMS to meet their contractual commitments to Contract owners.

Prudential believes that it is well positioned to achieve the necessary modifications and mitigate Year 2000 risks. However, if such efforts are not completed on a timely basis, the Year 2000 issue could have a material adverse impact on Prudential's operations, those of its subsidiary and affiliate companies and/or its separate accounts such as IPA and APA. Moreover, there can be no assurance that the measures taken by Prudential's external service providers will be sufficient to avoid any material adverse impact on Prudential's operations or those of its subsidiary and affiliate companies.

                      DIRECTORS AND OFFICERS OF THE FUND


The directors and executive officers of the Fund are listed below, together with their addresses and information as to their principal occupations during the past five years.

MENDEL A. MELZER, CFA*, 37, CHAIRMAN OF THE BOARD--Chief Investment Officer of Prudential Investments since 1996; 1995 to 1996: Chief Financial Officer of the Money Management Group of Prudential; 1993 to 1995: Senior Vice President and Chief Financial Officer of Prudential Preferred Financial Services; Prior to 1993: Managing Director, The Prudential Investment Corporation. Address:
751 Broad Street, Newark, New Jersey 07102.

JONATHAN M. GREENE*, 54, PRESIDENT AND DIRECTOR--President of Investment Management, Prudential Investments, since 1996. Vice President and Portfolio Manager, T. Rowe Price Associates, Inc. from 1974 to 1996. Address: 751 Broad Street, Newark, New Jersey 07102.

SAUL K. FENSTER, 65, DIRECTOR--President of New Jersey Institute of Technology. Address: 323 Martin Luther King Boulevard, Newark, New Jersey 07102.

W. SCOTT MCDONALD, JR., 61, DIRECTOR--Vice President, Kaludis Consulting Group since 1997; 1995 to 1996: Principal, Scott McDonald & Associates; Prior to 1995: Executive Vice President of Fairleigh Dickinson University. Address: 9 Zamrok Way, Morristown, New Jersey 07960.

JOSEPH WEBER, 74, DIRECTOR--Vice President, Interclass (international corporate learning). Address: 37 Beachmont Terrace, North Caldwell, New Jersey 07006.

CAREN A. CUNNINGHAM, SECRETARY--Assistant General Counsel of Prudential Investments Fund Management, Inc. (PIFM), since 1997; 1994 to 1997: Vice President and Associate General Counsel of Smith Barney Mutual Fund Management Inc.; 1992 to 1994: Assistant Vice President and Counsel, The Boston Company.
Address: 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102.

GRACE C. TORRES, TREASURER AND PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER-- First Vice President of PIFM since 1996; 1994 to 1996: First Vice President of Prudential Securities Inc.; Prior to 1994: Vice President of Bankers Trust Corporation. Address: 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102.

STEPHEN M. UNGERMAN, ASSISTANT TREASURER--Vice President and Tax Director of Prudential Investments since 1996; 1993 to 1996: First Vice President of Prudential Mutual Fund Management, Inc. Address: 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102.

* These members of the Board are interested persons of Prudential, its affiliates or the Fund as defined in the 1940 Act. Certain actions of the Board, including the annual continuance of the Investment Advisory Contract between the Fund and Prudential, must be approved by a majority of the members of the Board who are not interested persons of Prudential, its affiliates or the Fund. Mr. Melzer and Mr. Greene, two of the five members of the Board, are interested persons of Prudential and the Fund, as that term is defined in the 1940 Act, because they are officers and/or affiliated persons of Prudential, the investment advisor to the Fund. Messrs. Fenster, McDonald and Weber are not interested persons of Prudential, its affiliates or the Fund. However, Mr. Fenster is President of the New Jersey Institute of Technology. The Prudential has issued a group annuity contract to the Institute and provides group life and group health insurance to its employees.

The following table sets forth the aggregate compensation paid by the Fund to the Directors who are not affiliated with Prudential for the fiscal year ended December 31, 1997 and the aggregate compensation paid to such Directors for service on the Fund's Board and the Boards of any other investment companies managed by Prudential for the calendar year ended December 31, 1997.

                            COMPENSATION TABLE

                           AGGREGATE        PENSION OR                         TOTAL
                          COMPENSATION      RETIREMENT        ESTIMATED     COMPENSATION
                              FROM       BENEFITS ACCRUED      ANNUAL     RELATED TO FUNDS
                           GIBRALTAR   AS PART OF GIBRALTAR BENEFITS UPON    MANAGED BY
NAME AND POSITION             FUND        FUND EXPENSES      RETIREMENT      PRUDENTIAL
-----------------         ------------ -------------------- ------------- ----------------
Jonathan M. Green(1)            --              --               --               --
Saul K. Fenster              $3,000            None              N/A          $26,200 (5)*
W. Scott McDonald, Jr.       $3,000            None              N/A          $26,200 (5)*
Mendel A. Melzer, CFA(1)        --              --               --               --
Joseph Weber                 $3,000            None              N/A          $26,200 (5)*

(1) Directors who are "interested" do not receive compensation from Prudential (including the Fund).

 * Indicates number of funds (including the Fund) to which aggregate compensation relates.

As of April 30, 1998, the Directors and officers of the Fund, as a group, beneficially owned less than one percent of the outstanding shares of the Fund's capital stock.

               THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                DIRECTORS

FRANKLIN E. AGNEW, DIRECTOR since 1994 (current term expires April, 2000). Member, Committee on Dividends; Member, Finance Committee; Member Corporate Governance Committee. Business consultant since 1987. Senior Vice President, H.J. Heinz from 1971 to 1986. Mr. Agnew is also a director of Bausch & Lomb, Inc. John Wiley & Sons, Inc. and Erie Plastics Corporation. Age 63. Address:
600 Grant Street, Suite 660, Pittsburgh, PA 15219.

FREDERICK K. BECKER, DIRECTOR since 1994 (current term expires April, 1999). Member, Auditing Committee, Member, Committee on Business Ethics; Member, Corporate Governance Committee. President, Wilentz Goldman and Spitzer, P.A. (law firm) since 1989, with firm since 1960. Age 62. Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

JAMES G. CULLEN, DIRECTOR since 1994 (current term expires April, 2001). Member, Compensation Committee; Member, Committee on Business Ethics. President & Chief Executive Officer, Telecom Group, Bell Atlantic Corporation, since 1997. Vice Chairman, Bell Atlantic Corporation from 1995 to 1997. President, Bell Atlantic Corporation from 1993 to 1995. Mr. Cullen is also a director of Bell Atlantic Corporation and Johnson & Johnson. Age 55. Address:
1310 North Court House Road, 11th Floor, Alexandria, VA 22201.

CAROLYNE K. DAVIS, DIRECTOR since 1989 (current term expires April, 2001). Member, Finance Committee; Member Committee on Business Ethics; Member, Compensation Committee. Independent Health Care Advisor. National and International Health Care Advisor, Ernst & Young, LLP from 1985 to 1997. Dr. Davis is also a director of Beckman Instruments, Inc., Merck & Co., Inc., Science Applications International Corporation, Minimed Incorporated, and Beverley Enterprises. Age 65. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102.

ROGER A. ENRICO, DIRECTOR since 1994 (current term expires April, 2002). Member, Committees on Nominations & Corporate Governance; Member, Compensation Committee. Chairman and Chief Executive Officer, PepsiCo, Inc. since 1996. Originally with PepsiCo, Inc. since 1971. Mr. Enrico is also a director of A.M. Belo Corporation and Dayton Hudson Corporation. Age 53. Address: 700 Anderson Hill Road, Purchase, NY 10577.

ALLAN D. GILMOUR, DIRECTOR since 1995 (current term expires April, 1999). Member, Finance Committee; Member, Committee on Dividends. Retired since 1995. Vice Chairman, Ford Motor Company, from 1993 to 1995. Mr. Gilmour originally joined Ford in 1960. Mr. Gilmour is also a director of Whirlpool Corporation, USWest, Inc., The Dow Chemical Company and DTE Energy Company. Age 63.
Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102.

WILLIAM H. GRAY, III, DIRECTOR since 1991 (current term expires April, 2000). Member, Executive Committee; Member, Finance Committee; Chairman, Committees on Nominations & Corporate Governance. President and Chief Executive Officer, The College Fund/UNCF since 1991. Mr. Gray served in Congress from 1979 to 1991. Mr. Gray is also a director of Chase Manhattan Corporation, The Chase Manhattan Bank, Lotus Development Corporation, Municipal Bond Investors Assurance Corporation, Rockwell International Corporation, Union-Pacific Corporation, Warner-Lambert Company, Westinghouse Electric Corporation, and Electronic Data Systems. Age 56. Address: 8260 Willow Oaks Corp. Drive, Fairfax, VA 22031-4511.

JON F. HANSON, DIRECTOR since 1991 (current term expires April, 2003). Member, Finance Committee; Member, Committee on Dividends. Chairman, Hampshire Management Company since 1976. Mr. Hanson is also a director of United Water Resources, Orange & Rockland Utilities, Inc., and Consolidated Delivery and Logistics. Age 61. Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.

GLEN H. HINER, JR., DIRECTOR since 1997. (current term expires April, 2001). Member, Compensation Committee. Chairman and Chief Executive Officer, Owens Corning since 1991. Senior Vice President and Group Executive, Plastics Group, General Electric Company from 1983 to 1991. Mr. Hiner is also a director of Dana Corporation. Age 64. Address: One Owens Corning Parkway, Toledo, OH 43659.

CONSTANCE J. HORNER, DIRECTOR since 1994 (current term expires April, 2002). Member, Auditing Committee; Member, Committees on Nominations & Corporate Governance. Guest Scholar, The Brookings Institution since 1993. Ms. Horner is also a director of Foster Wheeler Corporation, Ingersoll-Rand Corporation, and Pfizer, Inc. Age 55. Address: 1775 Massachusetts Ave., N.W. Washington, D.C. 20036-2188.

GAYNOR N. KELLEY, DIRECTOR since 1997 (current term expires April, 2001). Member, Auditing Committee. Retired since 1996. Former Chairman and Chief Executive Officer, The Perkins Elmer Corporation from 1990 to 1996. Mr. Kelley is also a director of Hercules Incorporated, Arrow Electronics, Inc., and Alliant Techsystems. Age 66. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102-3777.

BURTON G. MALKIEL, DIRECTOR since 1978 (current term expires April, 2002). Chairman, Finance Committee; Member, Executive Committee; Member, Committee on Dividends. Professor of Economics, Princeton University, since 1988. Dr. Malkiel is also a director of Banco Bilbao Vizcaya, Baker Fentress & Company, The Jeffrey Company. The Southern New England Telecommunications Company, and Vanguard Group, Inc. Age 65. Address: Princeton University, 110 Fisher Hall, Prospect Avenue, Princeton, NJ 08544-1021.

ARTHUR F. RYAN, CHAIRMAN OF THE BOARD, President and Chief Executive Officer of Prudential since 1994. President and Chief Operating Officer, Chase Manhattan Corp. from 1990 to 1994, with Chase since 1972. Age 55. Address: 751 Broad Street, Newark, NJ 07102.

IDA F.S. SCHMERTZ, DIRECTOR since 1997 (current term expires April, 2004). Member, Finance Committee. Principal, Investment Strategies International since 1994. Age 63. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102.

CHARLES R. SITTER, DIRECTOR since 1995 (current term expires April, 1999). Member, Finance Committee; Member, Committee on Dividends. Retired since 1996. President, Exxon Corporation from 1993 to 1996. Mr. Sitter began his career with Exxon in 1957. Age 67. Address: 5959 Las Colinas Boulevard, Irving, TX 75039-2298.

DONALD L. STAHELI, DIRECTOR since 1995 (current term expires April, 1999). Member, Compensation Committee; Member, Auditing Committee. Retired since 1997. Chairman and Chief Executive Officer, Continental Grain Company from 1994 to 1997. President and Chief Executive Officer, Continental Grain Company from 1988 to 1994. Mr. Staheli is also director of Bankers Trust Company and Bankers Trust New York Corporation. Age 66. Address: 39 Locust Street, Suite 204, New Canaan, CT 06840.

RICHARD M. THOMSON, DIRECTOR since 1976 (current term expires April, 2000). Chairman, Executive Committee; Chairman, Compensation Committee; Member, Committee on Nominations & Corporate Governance. Chairman of the Board, The Toronto-Dominion Bank since 1997. Chairman and Chief Executive Officer from 1978 to 1997. Mr. Thomson is also a director of CGC, Inc., INCO, Limited, S.C. Johnson & Son, Inc., The Thomson Corporation, and Canadian Occidental Petroleum, Ltd. Age 64. Address: P.O. Box 1, Toronto-Dominion Centre, Toronto, Ontario, M5K 1A2, Canada.

JAMES A. UNRUH, DIRECTOR since 1996 (current term expires April, 2000). Member, Compensation Committee. Retired since 1997. Chairman and Chief Executive Officer, Unisys Corporation, from 1990 to 1997. Mr. Unruh is also a director of Ameritech Corporation. Age 55. Address: Two Bala Plaza, Suite 300, Bala Cynwyd, PA 19004.

P. ROY VAGELOS, M.D., DIRECTOR since 1989 (current term expires April, 2001). Chairman, Auditing Committee; Member, Executive Committee; Member, Committees on Nominations & Corporate Governance. Chairman, Regeneron Pharmaceuticals since 1995. Chairman and Chief Executive Officer, Merck & Co., Inc. from 1986 to 1994. Dr. Vagelos is also a director of The Estee Lauder Companies, Inc. and PepsiCo., Inc. Age 68. Address: One Crossroads Drive, Building A, 3rd Floor, Bedminster, NJ 07921.

STANLEY C. VAN NESS, DIRECTOR since 1990 (current term expires April, 2002). Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Auditing Committee. Counselor at Law, Picco Herbert Kennedy (law firm) from 1990. Mr. Van Ness is also a director of Jersey Central Power & Light Company. Age 63. Address: 22 Chambers Street, Princeton, NJ 08542.

PAUL A. VOLCKER, DIRECTOR since 1988 (current term expires April, 2000). Chairman, Committee on Dividends; Member, Executive Committee; Member, Committee on Nominations & Corporate Governance. Consultant since 1996. Chairman, James D. Wolfensohn, Inc. from 1988 to 1996. Chief Executive Officer, James D. Wolfensohn, Inc. from 1995 to 1996. Mr. Volcker is also a public member of the Board of Governors of the American Stock Exchange, a member of the Board of Overseers of TIAA-CREF, and a director of Nestl, S.A., UAL Corporation, and Bankers Trust New York Corporation. Age 70, Address: 610 Fifth Avenue, Suite 420, New York, NY 10020.

JOSEPH H. WILLIAMS, DIRECTOR since 1994 (current term expires April, 2002). Member, Committee on Dividends; Member, Auditing Committee. Director, The Williams Companies since 1971. Chairman & Chief Executive Officer, The Williams Companies from 1979 to 1993. Mr. Williams is also a director of Flint Industries, The Orvis Company, and MTC Investors, LLC. Age 64. Address: One Williams Center, Tulsa, OK 74172.

               THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                            PRINCIPAL OFFICERS

ARTHUR F. RYAN, CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER since 1994; prior to 1994, President and Chief Operating Officer, Chase Manhattan Corporation, New York, NY. Age 55.

E. MICHAEL CAULFIELD, CHIEF EXECUTIVE OFFICER, Prudential Investments since 1996; Chief Executive Officer, Money Management Group from 1995 to 1996; prior to 1995, President, Prudential Preferred Financial Services. Age 51.

MICHELE S. DARLING, EXECUTIVE VICE PRESIDENT, Human Resources since 1997; prior to 1997, Executive Vice President, Canadian Imperial Bank of Commerce, Toronto, Canada. Age 44.

ROBERT C. GOLDEN, EXECUTIVE VICE PRESIDENT, Corporate Operations and Systems since 1997; prior to 1997, Executive Vice President, Prudential Securities, New York, NY. Age 51.

MARK B. GRIER, EXECUTIVE VICE PRESIDENT, Financial Management since 1997; Chief Financial Officer from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation, New York, NY. Age 44.

RODGER A. LAWSON, EXECUTIVE VICE PRESIDENT, Marketing and Planning since 1996; President and CEO, Van Eck Global, New York, NY, from 1994 to 1996; prior to 1994, President and CEO, Global Private Banking, Bankers Trust Company, New York, NY. Age 50.

JOHN V. SCICUTELLA, CHIEF EXECUTIVE OFFICER, Individual Insurance Group since 1997; Executive Vice President Operations and Systems from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation. Age 48.

JOHN R. STRANGFELD, EXECUTIVE VICE PRESIDENT, Private Asset Management Group
(PAMG) since 1998; President, PAMG, from 1996 to 1998; prior to 1996, Senior Managing Director. Age 44.

R. BROCK ARMSTRONG, SENIOR VICE PRESIDENT, Individual Insurance Development since 1997; prior to 1997, Executive Vice President, London Life Insurance Company, London, Canada. Age 50.

JAMES J. AVERY, JR., SENIOR VICE PRESIDENT & CHIEF ACTUARY since 1997; President Prudential Select from 1995 to 1997; prior to 1995, Chief Financial Officer, Prudential Select. Age 46.

MARTIN A. BERKOWITZ, SENIOR VICE PRESIDENT AND COMPTROLLER since 1995; prior to 1995, Senior Vice President and CFO, Prudential Investment Corporation. Age 48.

WILLIAM M. BETHKE, CHIEF INVESTMENT OFFICER since 1997; prior to 1997, Senior Vice President. Age 50.

RICHARD J. CARBONE, SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER since 1997. Controller, Salomon Brothers, New York, NY, from 1995 to 1997; prior to 1995, Controller, Bankers Trust, New York, NY. Age 50.

LEO J. CORBETT, SENIOR VICE PRESIDENT, Individual Insurance Marketing since 1997; prior to 1997, Managing Director, Lehman Brothers, New York, NY. Age 49.

MARK R. FETTING, PRESIDENT, Prudential Retirement Services since 1996; prior to 1996, President, Prudential Defined Contribution Services. Age 43.

WILLIAM D. FRIEL, SENIOR VICE PRESIDENT AND CHIEF INFORMATION OFFICER since 1993. Age 59.

JONATHAN M. GREENE, PRESIDENT, Investment Management since 1996; prior to 1996, Vice President, T. Rowe Price, Baltimore, MD. Age 54.

JEAN D. HAMILTON, PRESIDENT, Diversified Group since 1995; prior to 1995, President, Prudential Capital Group. Age 51.

RONALD P. JOELSON, SENIOR VICE PRESIDENT, Guaranteed Products since 1997; President, Prudential Investments Guaranteed Products from 1996 to 1998; prior to 1996, Managing Director, Enterprise Planning Unit. Age 40.

IRA J. KLEINMAN, EXECUTIVE VICE PRESIDENT, International Insurance Group, since 1997; prior to 1997, Senior Vice President. Age 51.

NEIL A. McGUINNESS, SENIOR VICE PRESIDENT, Marketing, Prudential Investments, since 1996; prior to 1996, Managing Director, Putnam Investments, Boston, MA. Age 51.

PRISCILLA A. MYERS, SENIOR VICE PRESIDENT, Audit, Compliance and Investigation since 1995. Vice President and Auditor from 1989 to 1995. Age 48.

RICHARD O. PAINTER, PRESIDENT, Prudential Insurance & Financial Services since 1995; prior to 1995, Senior Vice President, New York Life, New York, NY. Age 50.

I. EDWARD PRICE, SENIOR VICE PRESIDENT AND ACTUARY since 1995; prior to 1995, Chief Executive Officer, Prudential International Insurance. Age 55.

KIYOFUMI SAKAGUCHI, PRESIDENT, International Insurance Group since 1995; prior to 1995, Chairman and CEO, The Prudential Life Insurance Co., Ltd., Japan. Age 55.

BRIAN M. STORMS, PRESIDENT, Mutual Funds and Annuities, Prudential Investments since 1996; prior to 1996, Managing Director, Fidelity Investments, Boston. Age 43.

ROBERT J. SULLIVAN, SENIOR VICE PRESIDENT, Sales, Prudential Investments since 1997; prior to 1997, Managing Director, Fidelity Investments, Boston. Age 59.

SUSAN J. BLOUNT, VICE PRESIDENT AND SECRETARY since 1995; prior to 1995, Assistant General Counsel. Age 40.

C. EDWARD CHAPLIN, VICE PRESIDENT AND TREASURER since 1995; prior to 1995, Managing Director and Assistant Treasurer. Age 41.

                            FINANCIAL STATEMENTS OF
                      PRUDENTIAL'S ANNUITY PLAN ACCOUNT-2

STATEMENT OF NET ASSETS
December 31, 1997

  Investment in 5,375,179 shares of
   Prudential's Gibraltar Fund at net
   asset value of $10.9472 per share
   [Cost: $51,006,076] ............................................ $58,843,374
  Accrued expenses payable to Prudential ..........................     (14,965)
                                                                    -----------
  NET ASSETS....................................................... $58,828,409
                                                                    ===========
  NET ASSETS, representing:
   Equity of planholders [Note 8] ................................. $56,975,703
   Equity of annuitants [Note 8] ..................................     623,313
   Equity of The Prudential
    Insurance Company
    of America [Note 2] ...........................................   1,229,393
                                                                    -----------
                                                                    $58,828,409
                                                                    ===========

STATEMENT OF OPERATIONS
Year Ended December 31, 1997

  INVESTMENT INCOME
   Dividend distributions received .............................. $ 1,016,408
  EXPENSES
   Charges to planholders and annuitants for assuming mortality
    and expense risks and for administration [Note 3] ...........     382,418
                                                                  -----------
  NET INVESTMENT INCOME..........................................     633,990
                                                                  -----------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Capital gains distributions received .........................  10,695,864
   Realized gain on shares redeemed
    [identified cost basis] .....................................   1,168,584
   Net change in unrealized gain on investments .................  (2,547,937)
                                                                  -----------
  NET GAIN ON INVESTMENTS........................................   9,316,511
                                                                  -----------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........... $ 9,950,501
                                                                  ===========

STATEMENTS OF CHANGES IN NET ASSETS

                                                   YEARS ENDED DECEMBER 31,
                                                   --------------------------
                                                       1997          1996
                                                   ------------  ------------
  OPERATIONS:
   Net investment income ......................... $    633,990  $    340,329
   Capital gains distributions received ..........   10,695,864     5,956,471
   Realized gain on shares redeemed ..............    1,168,584       891,850
   Net change in unrealized gain (loss) on
    investments ..................................   (2,547,937)    5,257,088
                                                   ------------  ------------
  NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS ....................................    9,950,501    12,445,738
                                                   ------------  ------------
  ACCUMULATION AND ANNUITY TRANSACTIONS:
   Purchase payments .............................      680,355       636,829
   Accumulation Shares liquidated ................   (6,961,083)   (5,978,227)
   Annuity benefit payments ......................     (102,923)      (73,649)
                                                   ------------  ------------
  NET DECREASE IN NET ASSETS RESULTING FROM
   ACCUMULATION
   AND ANNUITY TRANSACTIONS.......................   (6,383,651)   (5,415,047)
                                                   ------------  ------------
  NET (DECREASE) INCREASE IN NET ASSETS RESULTING
   FROM EQUITY TRANSFERS..........................   (1,688,445)      579,007
                                                   ------------  ------------
  TOTAL INCREASE IN NET ASSETS ...................    1,878,405     7,609,698
  NET ASSETS:
   Beginning of year .............................   56,950,004    49,340,306
                                                   ------------  ------------
   End of year ................................... $ 58,828,409  $ 56,950,004
                                                   ============  ============

            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A2 THROUGH A3

                                       A1

                         NOTES TO FINANCIAL STATEMENTS

                     FOR THE YEAR ENDED DECEMBER 31, 1997

PRUDENTIAL'S ANNUITY PLAN ACCOUNT--2

NOTE 1:GENERAL

     The Annuity Plan Account-2 (the "Account") was established on August 13, 1968, by resolution of Prudential's Board of Directors as a separate variable contract account of The Prudential Insurance Company of America ("Prudential") under the laws of the State of New Jersey. It is administered by Prudential under the general direction of Prudential's officers and managerial staff. The Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (1940 Act), as a unit investment trust. Registration does not imply supervision by the Securities and Exchange Commission of the management or investment policies and practices of the Account or Prudential. The assets of the Account are invested in shares of Prudential's Gibraltar Fund (the "Fund") at the net asset value without sales load.

     PRUDENTIAL'S GIBRALTAR FUND

     The Fund was incorporated in the State of Delaware on March 14, 1968. It is registered under the 1940 Act as a diversified open-end management investment company. Registration does not imply supervision by the Securities and Exchange Commission of the management or investment policies and practices of the Fund or Prudential. The Board of Directors of the Fund is responsible for the management of the Fund and, in addition to reviewing the actions of the Fund's investment advisor, decides upon matters of general policy. The Fund's officers conduct and supervise the daily business operations of the Fund.

NOTE 2:SIGNIFICANT ACCOUNTING POLICIES

     The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

     Investment--The investment in shares of the Fund is stated at the net asset value.

     Security Transactions--Realized gains and losses on security transactions are reported on an identified cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

     Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Fund and are recorded on the ex-dividend date.

     Equity of The Prudential Insurance Company of America--Prudential maintains a position in the Account for liquidity purposes including unit purchases and redemptions, fund share transactions and expense processing. Prudential monitors the balance daily and transfers funds based upon anticipated activity.

NOTE 3:MORTALITY RISK, EXPENSE RISK AND ADMINISTRATION CHARGES

     The following charges, at effective annual rate as indicated, are applied daily against the net assets of the Account attributable to the respective contracts and are paid to Prudential.

     A. Mortality Risk and Expense Risk Charge

     For the class of contracts introduced prior to September 16, 1977, the mortality risk charge and expense risk charge are 0.10% and 0.20%, respectively, during the accumulation period and 0.075% and 0.15%, respectively, during the payout period.

     For the class of contracts introduced on September 16, 1977, the mortality risk charge and expense risk charge are 0.60% and 0.20%, respectively, during both the accumulation and the payout period.

     Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the policies may exceed the estimated expenses. For the year ended December 31, 1997, the amount of these charges paid to Prudential was $172,235.

                                      A2

     B. Administration Charge

     For the class of contracts introduced prior to September 16, 1977, the administration charge is 0.375% during the accumulation period and 0.15% during the payout period.

     For the class of contracts introduced on September 16, 1977, the administration charge is 0.50% during both the accumulation and the payout period.

     These charges, which were paid to Prudential, include costs associated with issuing the Contract, establishing and maintaining records, and providing reports to Contract owners. For the year ended December 31, 1997, the amount of these charges paid to Prudential was $210,183.

NOTE 4:TAXES

     Prudential is taxed as a "life insurance company" as defined by the Internal Revenue Code and the results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.

NOTE 5:NET INCREASE IN NET ASSETS RESULTING FROM EQUITY TRANSFERS

     The increase in net assets resulting from equity transfers represents the net contributions of Prudential to the Account.

NOTE 6:PURCHASES AND SALES OF INVESTMENTS

     The aggregate costs of purchases and proceeds from sales of investments in the Fund for the year ended December 31, 1997 were as follows:

             Purchases................................... $        0
             Sales....................................... $8,449,408

NOTE 7:ACCUMULATION SHARE TRANSACTIONS

     The number of Accumulation Shares purchased and liquidated for the years ended December 31, 1997 and 1996 were as follows:

                                                                    1997   1996
                                                                   ------ ------
        Accumulation Shares Purchased.............................  2,629  4,202
        Accumulation Shares Liquidated............................ 40,530 41,763

NOTE 8:EQUITY OF PLANHOLDERS AND ANNUITANTS

     Equity of Planholders at December 31, 1997:

                                                         SHARE
                                             SHARES      VALUE      EQUITY
                                           ----------- ---------- -----------
        Class of contracts introduced
         prior to Sept. 16, 1977 ......... 301,932.278 $185.66869 $56,059,370
        Class of contracts introduced on
         Sept. 16, 1977 ..................   5,932.682 $154.45506 $   916,333
                                                                  -----------
                                                                  $56,975,703
                                                                  ===========

     Equity of Annuitants at December 31, 1997:

        Annuity Contracts assuming 3.5%
         investment result ...............  10,540.972 $  7.65552 $    80,697
        Annuity Contracts assuming 5%
         investment result ............... 106,533.357 $  5.09339 $   542,616
                                                                  -----------
                                                                  $   623,313
                                                                  ===========

                                      A3

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners of Prudential's Annuity Plan Account - 2 and the Board of Directors of The Prudential Insurance Company of America

  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Prudential's Annuity Plan Account
- 2 at December 31, 1997, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of The Prudential Insurance Company of America's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in Prudential's Gibraltar Fund, Inc. at December 31, 1997, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York March 20, 1998

                                      A4

                             FINANCIAL STATEMENTS OF
                           PRUDENTIAL'S GIBRALTAR FUND

STATEMENT OF ASSETS AND LIABILITIES STATEMENT OF OPERATIONS
December 31, 1997                         Year Ended December 31, 1997

ASSETS.........................................................     INVESTMENT INCOME
  Investments, at value (cost: $276,988,335)......$ 322,652,484       Dividends (net of $28,169 foreign withholding.
  Cash....................................................1,502         tax).........................................    $3,968,815
  Receivable for investments sold.....................5,655,023       Interest.......................................     1,369,649
  Interest and dividends receivable.....................427,753                                                           5,338,464
    Total Assets....................................328,736,762

    EXPENSES

LIABILITIES....................................................       Investment advisory fee........................       390,676
  Payable for investments purchased...................2,669,207       State franchise tax expense....................        61,320
  Payable to investment adviser.........................103,022       Directors' fees................................         9,000
  Accrued expenses.......................................45,786       Miscellaneous expenses.........................         8,515
  .............................................................       Custodian expense..............................         6,439
    Total Liabilities.................................2,818,015
    Total expenses......................................475,950

NET ASSETS........................................$ 325,918,747       Less custodian fee credit......................       (1,439)
  Net assets were comprised of:                                         Net expenses.................................       474,511
    Common stock, at $1 par value...................$29,771,740     NET INVESTMENT INCOME............................     4,863,953
    Paid-in capital, in excess of par...............247,676,370
    ................................................277,448,110     NET REALIZED AND UNREALIZED GAIN ON
Accumulated net realized gains on investments.........2,806,488     INVESTMENTS

Net unrealized appreciation on investments...........45,664,149     Net realized gain on investments.................    50,505,594
                                                                    Net change in unrealized appreciation on
Net assets, December 31, 1997.....................$ 325,918,747       investments....................................       547,282
Net asset value and redemption price per
  share, 29,771,740 outstanding shares of......................   NET GAIN ON INVESTMENTS............................    51,052,876
  common stock (authorized 75,000,000..........................   NET INCREASE IN NET ASSETS RESULTING
  shares)...............................................$ 10.95   FROM OPERATIONS....................................   $55,916,829

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                         Years Ended December 31,
                                                                                                         ------------------------
                                                                                                           1997            1996
   INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income.............................................................................$4,863,953   $   3,868,291
     Net realized gain on investments..................................................................50,505,594      35,522,025
   Net change in unrealized appreciation on investments...................................................547,282      28,188,380
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................................550916,829      67,578,696
DIVIDENDS AND DISTRIBUTIONS:
   Dividends from net investment income...............................................................(5,623,695)      (3,659,501)
   Distributions from net realized capital gains.....................................................(59,469,378)     (31,301,947)
   TOTAL DIVIDENDS AND DISTRIBUTIONS.................................................................(65,093,073)     (34,961,448)
CAPITAL TRANSACTIONS:
   Capital stock sold [232,480 and -0- shares, respectively]............................................3,000,000            --
   Capital stock issued in reinvestment of dividends and distributions [5,819,002 and 2,971,950
     shares, respectively].............................................................................63,060,874      33,969,659
   Capital stock repurchased [(2,645,935) and (2,374,885) shares, respectively].......................(3,262,504)     (26,513,694)
   NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS......................................33,798,370       7,455,965

TOTAL INCREASE IN NET ASSETS...........................................................................24,622,126      40,073,213
NET ASSETS:
   Beginning of year..................................................................................301,296,621     261,223,408
   End of year.......................................................................................$325,918,747    $301,296,621


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      AI1

                          PRUDENTIALS GIBRALTAR FUND

December 31, 1997

LONG-TERM INVESTMENTS - 95.1%                             Value
COMMON STOCKS - 94.1% Shares                            (Note 1)
Banks and Savings & Loans - 1.4%
   Chase Manhattan Corp......................30,500     $3,339,750
   Washington Mutual, Inc.....................21,400     1,365,587
   .................................................     4,705,337
   MULi2is-Ferrous - 1.9%

Chemicals - 0.7%....................................
   Agrium, Inc...............................177,300     2,160,844
Computer Services - 3.4%............................
   Bay Networks, Inc. (a)....................200,000     5,112,500
   Larscom, Inc. (Class "A" Stock) (a) ......167,700     1,593,150
   Microsoft Corp. (a).......................34,000.     4,394,500
   .................................................    11,100,150

Computers - 6.6%....................................
   3Com Corp. (a)............................234,000     8,175,375
   Cisco Systems, Inc. (a)...................237,600    13,246,200
   .................................................    21,421,575
   .................................................    15,620,993
Cosmetics & Soaps - 3.1%

   Avon Products, Inc.........................73,200     4,492,650
   Colgate Palmolive Co.......................77,900     5,725,650
   .................................................    10,218,300
   .................................................
Diversified Operations - 3.1 %......................
   General Electric Co.......................136,500    10,015,687
   .................................................
Drugs and Medical Supplies - 8.9%...................
   Bristol-Myers Squibb Co....................58,200     5,507,175
   Johnson & Johnson..........................82,000     5,401,750
   Novartis Corp., AG, ADR..........................
     (Switzerland)...........................150,600    12,236,250
   Pfizer, Inc................................78,200     5,830,787
   .................................................    28,975,962
Electronics - 0.5%..................................
   VLSI Technology, Inc. (a)..................67,400     1,592,325
Environmental Services - 1.1%.......................
   U.S.A. Waste Services, Inc. (a)............90,000     3,532,500
Financial Services - 4.0%...........................
   Federal National Mortgage........................
     Association.............................126,000     7,189,875
   Imperial Credit Industries, Inc. (a).......26,800       549,400
   The Money Store, Inc......................257,400     5,405,400
   .................................................    13,144,675
Food & Beverages - 4.0%.............................
   Archer-Daniels-Midland Co.................157,500     3,415,781
   PepsiCo, Inc..............................260,800     9,502,900
   .................................................    12,918,681
Hospitals/ Hospital Management - 2.1%...............
   Columbia/HCA Healthcare Corp., . .........156,800     4,645,200
     Manor Care, Inc..........................66,400     2,324,000
     ...............................................     6,969,200
Insurance - 6.0%

   Aetna, Inc.................................59,200     4,177,300
American International Group, Inc.............27,255     2,963,981
CIGNA Corp....................................35,400     6,126,412
Provident Companies, Inc......................63,000     2,433,375
Travelers Group, Inc..........................73,999     3,986,696
 ....................................................    19,687,764
Leisure - 6.0%......................................
   Carnival Corp. (Class "A" Stock)...........89,000     4,928,375
   Hilton Hotels Corp........................144,200     4,289,950


  December 31, 1997

  COMMON                                                      Value
  STOCKS (Continued)                        Shares          (Note 1)
     La Quinta Inns, Inc.                       222,300     $4,293,169
  Wall Disney Co.                                 62,000     6,141,875
                                                            19,653,369

     UCAR International, Inc. (a)................156,100     6,234,244

  Metals-Non Ferrous - 0.7%
     Aluminum Company of America..................31,800     2,237,925
  Miscellaneous - Consumer Growth/Stable..........- 2.4%
     Unilever N.V., ADR (United Kingdom).........124,000     7,742,250
  Oil & Gas - 4.8%

     Exxon Corp..................................108,600     6,644,962
     Pioneer Natural Resources Co. . . . ........165,500     4,789,156
     Texaco, lnc..................................77,000     4,186,875


  Oil & Gas Services - 9.7%
     Bouyges Offshore SA, ADR
       (France) (a)..............................184,200     4,006,350
     J. Ray McDermott, SA........................126,600     5,443,800
     ..................................................1
     McDermott International, Inc................213,500     7,819,438
     Schlumberger Ltd............................119,800     9,643,900
     Smith International, Inc. (a)................74,600     4,578,575

     ...................................................    31,492,063
  Real Estate Development - 2.5%
     CCA Prison Realty Trust......................80,200     3,578,925
     Developers Diversified Realty................89,000     3,404,250
     Patriot American Hospitality, Inc............46,300     1,334,019
     ...................................................     B,317,194

  Retail - 7.4%
     American Stores Co..........................180,600     3,713,588
     CVS Corp.....................................52,900     3,388,906
     Nordstrom, Inc..............................139,600     8,428,350
     Sears, Roebuck & Co..........................62,000     2,805,500
     Toys `R' Us, Inc. (a).......................181,000     5,690,188
     ...................................................    24,026,532
  Telecommunications - 6.0%
     ADC Telecommunications, Inc. (a)............107,500     4,488,125
     BellSouth Corp...............................60,200     3,390,013
     Glenayre Technologies, Inc. (a).............200,000     1,975,000
     Tellabs, Inc. (a)............................45,000     2,379,375
     Uniphase Corp. (a)..........................178,200     7,373,025
     ...................................................    19,605,538
     Tobacco - 1.8%
       Phillip Morris Co. Inc....................127,400     5,772,813


  Utility - Electric - 6.0%
       Duke Energy Corp..........................133,000     7,364,875
       Long Island Lighting Co....................76,800     2,313,600
       Pinnacle West Capital Corp................137,000     5,805,375
       Texas Utilities Co.........................98,600     4,098,063
        .................................................    19,581,913
     TOTAL COMMON STOCKS
        (cost $260,817,908)..............................   306,727,834


                       SEE NOTES TO FINANCIAL STATEMENTS

                                      AI2

PRUDENTIALS GIBRALTAR FUND (Con
December 31, 1997

                                    Moody's      Principal

CONVERTIBLE                        Rating         Amount        Value

BONDS - 1.0%                     (Unaudited)        (000)       (Note 1)
Retail - 1.0%
   Sunglass Hut International,
     5.25%, 06/15103
     (cost $3,461,427)                B2          $ 4,405         $3,215,650

TOTAL LONG-TERM INVESTMENTS
   (cost $264,279,335)................                 309,943,484


SHORT-TERM
INVESTMENTS - 3.9%
Commercial Paper - 3.9%
   BBL North America,
     6.73%, 01/02198
     (cost $12,709,000)...............NR      12,709    12,709,000
TOTAL INVESTMENTS - 99.0%
   (cost $276,988,335; Note 3)........                 322,652,484
OTHER ASSETS IN EXCESS OF
   LIABILITIES - 1.0%.................                   3,266,263
TOTAL NET ASSETS - 100.0%.............               $ 325,918,747



The following abbreviations are used in portfolio descriptions:
ADR American Depository Receipt
         SA Societe Anonyme (French Corporation)

(a)      Non-income producing security

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      AI3

                     NOTES TO THE FINANCIAL STATEMENTS OF
                          PRUDENTIAL'S GIBRALTAR FUND

             General

             Prudential's Gibraltar Fund (the "Fund") was originally incorporated in the State of Delaware on March 14, 1968 and was reincorporated in the State of Maryland effective May 1, 1997. It is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The Fund was organized by The Prudential Insurance Company of America (The Prudential) to serve as the investment medium for the variable contracts accounts of The Prudential Financial Security Program. The Fund does not sell its shares to the public. The accounts will redeem shares of the Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

Note 1:      Accounting Policies

             The following is a summary of significant accounting policies followed by the fund in the preparation of its financial statements.

             Securities Valuation: Securities traded on a national securities exchange are valued at the last sales price (or the last bid price if there were no sales of the security that day) on the New York Stock Exchange, or if not traded on such exchange, such last sales or bid price at the time of close of the New York Stock Exchange on the principal exchange on which such securities are traded. For any securities not traded on a national securities exchange but traded in the over-the-counter market, the value is the last bid price available, except that securities for which quotations are furnished through a nationwide automated quotation system approved by the National Association of Securities Dealers, Inc. (NASDAQ) are valued at the closing best bid price on the date of valuation provided by a pricing service which utilizes NASDAQ quotations.

             Short-term securities which mature in more than 60 days are valued at current market quotations, Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

             In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

             Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

             Dividends and Distributions: Dividends from net investment income are declared and paid semi-annually. The Fund will distribute at least annually net capital gains in excess of capital loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and net realized capital gains of the Fund will normally be declared and reinvested in additional full and fractional shares twice a year. Some dividends are paid in cash. ,

             Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

             Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required. State franchise taxes were paid for the period that the Fund was incorporated in Delaware. No such commitments exist following reincorporation in Maryland. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

                                      AI4

             Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants (A.I.C.PA.). Statement of Position 93- 2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income by $42,059, increased net realized gains by $2,789 and increased paid-in capital in excess of par by $39,270. In addition the Fund reclassified $199,247 of dividends in excess of net investment income to accumulated capital gain. Such reclassifications had no effect on net assets, results of operations, or net asset value per share.

Note 2:Investment Advisory Fee and Other Transactions with Affiliates

             Investment Advisory Fee:


             The investment advisory fee,whichis computed daily at an effective annual rate of 0.1 25% of the net assets of the Fund, is payable quarterly to The Prudential Insurance Company of America ("The Prudential") as required under the investment advisory agreement. The Prudential pays all expenses of the Fund except for fees and expenses of those members of the Fund's Board of Directors who are not officers or employees of The Prudential and its affiliates; transfer and any other local, state or federal taxes; and brokers' commissions and other fees and charges attributable to investment transactions.

             During the year ended December 31, 1997, Prudential Securities Incorporated, an affiliate of The Prudential, earned approximately $25,000 in brokerage commissions as a result of executing transactions in portfolio securities on behalf of the Fund.

Note 3: Portfolio Securities

             Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1997 aggregated $297,205,094 and $303,041,488, respectively.

             The federal income tax basis of the Fund's investments at December 31, 1997 was substantially the same as for financial reporting purposes, $276,988,335 and, accordingly, net unrealized appreciation for federal income tax purposes was $45,664,149 (gross unrealized appreciation $57,881,924; gross unrealized depreciation $12,217,775).


                                      AI5

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Prudential's Gibraltar Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential's Gibraltar Fund, Inc. (the "Fund") at December 31, 1997, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above. The financial highlights for each of the three years in the period ended December 31, 1995 were audited by other independent accountants whose report thereon dated February 15, 1996 expressed an unqualified opinion on those statements.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036
February 11, 1998

                                      AI6


                       REPORT OF INDEPENDENT ACCOUNTANTS
                       ---------------------------------


March 5, 1998

To the Board of Directors and Policyholders of The Prudential Insurance Company of America

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 1997 and 1996, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
The Prudential Insurance Company of America
Newark, New Jersey

We have audited the accompanying consolidated statements of operations, changes in equity, and cash flows of The Prudential Insurance Company of America and subsidiaries for the year ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated statements of operations, changes in equity, and cash flows present fairly, in all material respects, the results of operations and cash flows of The Prudential Insurance Company of America and subsidiaries for the year ended December 31, 1995 in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
June 4, 1997


                                         THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                        CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
                                          DECEMBER 31, 1997 AND 1996 (IN MILLIONS)

                                                                                                   1997               1996
                                                                                                -----------        -----------
ASSETS
  Fixed maturities:
    Available for sale, at fair value (amortized cost, 1997: $71,496; 1996: $64,545) .......... $    75,270        $    66,553
    Held to maturity, at amortized cost (fair value, 1997: $19,894; 1996: $21,362) ............      18,700             20,403
  Trading account assets, at fair value........................................................       6,044              4,219
  Equity securities, available for sale, at fair value (cost, 1997: $2,376; 1996: $2,103) .....       2,810              2,622
  Mortgage loans on real estate ...............................................................      16,004             17,097
  Investment real estate ......................................................................       1,519              2,586
  Policy loans ................................................................................       6,827              6,692
  Securities purchased under agreements to resell .............................................       8,661              5,347
  Cash collateral for borrowed securities .....................................................       5,047              2,416
  Short-term investments ......................................................................      12,106              9,294
  Other long-term investments .................................................................       3,360              2,995
                                                                                                -----------        -----------
    Total investments .........................................................................     156,348            140,224

  Cash ........................................................................................       3,636              2,091
  Deferred policy acquisition costs ...........................................................       5,994              6,291
  Accrued investment income ...................................................................       1,909              1,828
  Receivables from broker-dealer clients ......................................................       6,273              5,281
  Other assets ................................................................................      11,276              9,990
  Separate Account assets .....................................................................      74,046             63,358
                                                                                                -----------        -----------
TOTAL ASSETS .................................................................................. $   259,482        $   229,063
                                                                                                ===========        ===========

LIABILITIES AND EQUITY

LIABILITIES
  Future policy benefits ...................................................................... $    65,581        $    63,955
  Policyholders' account balances .............................................................      32,941             36,009
  Other policyholders' liabilities ............................................................       6,659              6,043
  Policyholders' dividends ....................................................................       1,269                714
  Securities sold under agreements to repurchase ..............................................      12,347              7,503
  Cash collateral for loaned securities .......................................................      14,117              8,449
  Short-term debt .............................................................................       6,774              6,562
  Long-term debt ..............................................................................       4,273              3,760
  Income taxes payable ........................................................................         500              1,544
  Payables to broker-dealer clients ...........................................................       3,338              3,018
  Securities sold but not yet purchased .......................................................       3,533              1,900
  Other liabilities ...........................................................................      14,774              8,238
  Separate Account liabilities ................................................................      73,658             62,845
                                                                                                -----------        -----------
    TOTAL LIABILITIES .........................................................................     239,764            210,540
                                                                                                ===========        ===========

COMMITMENTS AND CONTINGENCIES (SEE NOTES 12, 13 AND 14)

EQUITY
  Retained earnings ...........................................................................      18,051             17,443
  Net unrealized investment gains .............................................................       1,752              1,136
  Foreign currency translation adjustments ....................................................         (85)               (56)
                                                                                                -----------        -----------
    TOTAL EQUITY ..............................................................................      19,718             18,523
                                                                                                -----------        -----------
TOTAL LIABILITIES AND EQUITY .................................................................. $   259,482        $   229,063
                                                                                                ===========        ===========


                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS




                                         THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                            CONSOLIDATED STATEMENTS OF OPERATIONS
                                 YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (IN MILLIONS)

                                                                                    1997            1996             1995
                                                                                ------------     -----------      -----------
REVENUES
  Premiums .................................................................... $     18,534     $    18,962      $    19,783
  Policy charges and fee income ...............................................        1,828           1,912            1,824
  Net investment income .......................................................        9,863           9,742           10,178
  Realized investment gains, net ..............................................        2,187           1,138            1,503
  Commissions and other income ................................................        4,661           4,521            3,952
                                                                                ------------     -----------      -----------
    Total revenues ............................................................       37,073          36,275           37,240
                                                                                ------------     -----------      -----------

BENEFITS AND EXPENSES
  Policyholders' benefits .....................................................       18,208          19,306           19,470
  Interest credited to policyholders' account balances ........................        2,043           2,251            2,739
  Dividends to policyholders ..................................................        2,429           2,339            2,317
  General and administrative expenses .........................................       11,926          10,875           10,345
  Sales practice remediation costs ............................................        1,640             410               --
                                                                                ------------     -----------      -----------
    Total benefits and expenses ...............................................       36,246          35,181           34,871
                                                                                ------------     -----------      -----------

INCOME FROM OPERATIONS BEFORE INCOME TAXES ....................................          827           1,094            2,369
                                                                                ------------     -----------      -----------
  Income taxes
    Current ...................................................................          (46)            406            1,293
    Deferred ..................................................................          263            (390)            (167)
                                                                                ------------     -----------      -----------
                                                                                         217              16            1,126
                                                                                ------------     -----------      -----------

NET INCOME .................................................................... $        610     $     1,078      $     1,243
                                                                                ============     ===========      ===========

                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                  CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY
           YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (IN MILLIONS)



                                                                      FOREIGN           NET
                                                                      CURRENCY       UNREALIZED
                                                     RETAINED       TRANSLATION      INVESTMENT        TOTAL
                                                     EARNINGS       ADJUSTMENTS        GAINS           EQUITY
                                                    ---------       -----------      ----------      ---------
BALANCE, JANUARY 1, 1995 ........................   $  15,126       $     (42)       $      16       $  15,100
  Net income ....................................       1,243              --               --           1,243
  Change in foreign currency translation
    adjustments .................................          --              18               --              18
  Change in net unrealized investment gains .....          --              --            2,381           2,381
                                                    ---------       ---------        ---------       ---------

BALANCE, DECEMBER 31, 1995 ......................      16,369             (24)           2,397          18,742
  Net income ....................................       1,078              --               --           1,078
  Change in foreign currency translation
    adjustments .................................          --             (32)              --             (32)
  Change in net unrealized investment gains .....          --              --           (1,261)         (1,261)
  Additional pension liability adjustment .......          (4)             --               --              (4)
                                                    ---------       ---------        ---------       ---------

BALANCE, DECEMBER 31, 1996 ......................      17,443             (56)           1,136          18,523
  Net income ....................................         610              --               --             610
  Change in foreign currency translation
    adjustments .................................          --             (29)              --             (29)
  Change in net unrealized investment gains .....          --              --              616             616
  Additional pension liability adjustment .......          (2)             --               --              (2)
                                                    ---------       ---------        ---------       ---------
BALANCE, DECEMBER 31, 1997 ......................   $  18,051       $     (85)       $   1,752       $  19,718
                                                    =========       =========        =========       =========

                             SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
           YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (IN MILLIONS)


                                                                        1997             1996             1995
                                                                     ----------        ---------        ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income .....................................................   $     610         $   1,078        $   1,243
  Adjustments to reconcile net income to
   net cash provided by operating activities:
    Realized investment gains, net ...............................      (2,187)           (1,138)          (1,503)
    Policy charges and fee income ................................        (258)             (208)            (201)
    Interest credited to policyholders' account balances .........       2,043             2,128            2,616
    Depreciation and amortization ................................         258               266              398
    Other, net ...................................................       4,681            (1,180)          (2,628)
    Loss (gain) on divestitures ..................................        --                (116)             297
    Change in:
      Deferred policy acquisition costs ..........................         143              (122)            (214)
      Policy liabilities and insurance reserves ..................       2,477             2,471            2,382
      Securities purchased under agreements to resell ............      (3,314)             (217)             461
      Trading account assets .....................................      (1,825)             (433)           2,579
      Income taxes receivable/payable ............................      (1,391)             (937)             194
      Cash collateral for borrowed securities ....................      (2,631)             (332)              25
      Broker-dealer client receivables/payables ..................        (672)             (607)            (420)
      Securities sold but not yet purchased ......................       1,633               251             (225)
      Securities sold under agreements to repurchase .............       4,844              (490)            (712)
                                                                     ---------         ---------        ---------
       CASH FLOWS FROM OPERATING ACTIVITIES ......................   $   4,411         $     414        $   4,292
                                                                     ---------         ---------        ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from the sale/maturity of:
   Fixed maturities, available for sale ..........................   $ 123,550         $ 123,368        $  97,084
   Fixed maturities, held to maturity ............................       4,042             4,268            3,767
   Equity securities, available for sale .........................       2,572             2,162            2,370
   Mortgage loans on real estate .................................       4,299             5,731            5,553
   Investment real estate ........................................       1,842               615              435
   Other long-term investments ...................................       5,081             3,203            3,385
   Divestitures ..................................................        --                  52              790
  Payments for the purchase of:
   Fixed maturities, available for sale ..........................    (129,854)         (125,093)        (101,197)
   Fixed maturities, held to maturity ............................      (2,317)           (2,844)          (6,803)
   Equity securities, available for sale .........................      (2,461)           (2,384)          (1,391)
   Mortgage loans on real estate .................................      (3,363)           (1,906)          (3,015)
   Investment real estate ........................................        (241)             (142)            (387)
   Other long-term investments ...................................      (4,148)           (2,060)          (1,849)
  Cash collateral for securities loaned (net) ....................       5,668             2,891            3,471
  Short-term investments (net) ...................................      (2,848)           (1,915)           2,793
                                                                     ---------         ---------        ---------
       CASH FLOWS FROM INVESTING ACTIVITIES ......................   $   1,822         $   5,946        $   5,006
                                                                     ---------         ---------        ---------

                              SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

              YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (IN MILLIONS)


                                                                        1997              1996             1995
                                                                     ---------         ---------         ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account deposits ................................   $   5,020         $   2,799         $   2,724
  Policyholders' account withdrawals .............................      (9,873)           (8,099)           (9,164)
  Net increase(decrease) in short-term debt ......................         305               583            (3,077)
  Proceeds from the issuance of long-term debt ...................         324                93               763
  Repayments of long-term debt ...................................        (464)           (1,306)              (30)
                                                                     ---------         ---------         ---------

       CASH FLOWS USED IN FINANCING ACTIVITIES ...................      (4,688)           (5,930)           (8,784)
                                                                     ---------         ---------         ---------

NET INCREASE IN CASH .............................................       1,545               430               514

CASH, BEGINNING OF YEAR ..........................................       2,091             1,661             1,147
                                                                     ---------         ---------         ---------

CASH, END OF YEAR ................................................   $   3,636         $   2,091         $   1,661
                                                                     =========         =========         =========

SUPPLEMENTAL CASH FLOW INFORMATION:

Income taxes paid ................................................   $     968         $     793         $     430
                                                                     ---------         ---------         ---------

Interest paid ....................................................   $   1,243         $   1,404         $   1,413
                                                                     ---------         ---------         ---------


                                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS

    The Prudential Insurance Company of America and its subsidiaries (collectively, "the Company") provide insurance and financial services throughout the United States and many locations worldwide. Principal products and services provided include life and health insurance, annuities, pension and retirement related investments and administration, managed healthcare, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    BASIS OF PRESENTATION

    The consolidated financial statements include the accounts of the Prudential Insurance Company of America, a mutual life insurance company, and its subsidiaries, and those partnerships and joint ventures in which the Company has a controlling interest. The consolidated financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). All significant intercompany balances and transactions have been eliminated.

    USE OF ESTIMATES

    The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

    INVESTMENTS

    FIXED MATURITIES classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity." The amortized cost of fixed maturities are written down to estimated fair value when considered impaired and the decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale," net of income tax, the effect on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Net unrealized investment gains."

    TRADING ACCOUNT ASSETS are carried at estimated fair value.

    EQUITY SECURITIES, available for sale, comprised of common and non-redeemable preferred stock, are carried at estimated fair value. The associated unrealized gains and losses, net of income tax, the effect on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Net unrealized investment gains."

     MORTGAGE LOANS ON REAL ESTATE are stated primarily at unpaid principal balances, net of unamortized discounts and allowance for losses on impaired loans. Impaired loans are identified by management as loans in which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans are measured based on the present value of expected future cash flows, discounted at the loan's effective interest rate or the fair value of the collateral, if the loan is collateral dependent. The Company's periodic evaluation of the adequacy of the allowance for losses is based on a number of factors, including past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans.

    Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues the accrual of interest on impaired loans after the loans are 90 days delinquent as to principal or interest or earlier when management has serious doubts about collectibility. When a loan is recognized as

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


    impaired, any accrued but unpaid interest previously recorded on such loan is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where interest has been interrupted for a substantial period, a regular payment performance has been established.

    INVESTMENT REAL ESTATE, which the Company has the intent to hold for the production of income, is carried at depreciated cost less any write-downs to fair value for impairment losses. Depreciation on real estate is computed using the straight-line method over the estimated lives of the properties. Real estate to be disposed of is carried at the lower of depreciated cost or fair value less selling costs and is not depreciated once classified as such.

    POLICY LOANS are carried at unpaid principal balances.

    SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL AND SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession of securities purchased under agreements to resell. The market value of securities to be repurchased is monitored, and additional collateral is requested, where appropriate, to protect against credit exposure.

    SECURITIES BORROWED AND SECURITIES LOANED are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities borrowed and loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the Consolidated Statements of Financial Position. Substantially, all the Company's securities borrowed contracts are with other brokers and dealers, commercial banks and institutional clients. Substantially, all of the Company's securities loaned are with large brokerage firms.

    These transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

    SHORT-TERM INVESTMENTS, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are carried at amortized cost, which approximates fair value.

    OTHER LONG-TERM INVESTMENTS primarily represent the Company's investments in joint ventures and partnerships in which the Company does not have control and derivatives held for purposes other than trading. Joint venture and partnership investments are recorded using the equity method of accounting, reduced for other than temporary declines in value.

    REALIZED INVESTMENT GAINS, NET are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments considered to be other than temporary. Allowances for losses on mortgage loans on real estate are netted against asset categories to which they apply and provisions for losses on investments are included in "Realized investment gains, net." Unrealized gains and losses on trading account assets are included in "Commissions and other income."

    CASH

    Cash includes cash on hand, amounts due from banks, and money market instruments.

    DEFERRED POLICY ACQUISITION COSTS

    The costs which vary with and that are related primarily to the production of new insurance business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in equity.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


    For life insurance, deferred policy acquisition costs are amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. The effect of changes in estimated gross margins is reflected in earnings in the period they are revised. Policy acquisition costs related to interest-sensitive products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 15 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated periodically. The effect of revisions to estimated gross profits on unamortized deferred acquisition costs is reflected in earnings in the period such estimated gross profits are revised.

    For property and casualty contracts, deferred policy acquisition costs are amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of deferred policy acquisition costs.

    For disability insurance, health insurance, group life insurance and most group annuities, acquisition costs are expensed as incurred.

    POLICYHOLDERS' DIVIDENDS

    The amount of the dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.

    SEPARATE ACCOUNT ASSETS AND LIABILITIES

    Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension fund and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for Separate Accounts generally accrue to the policyholders and are not included in the Consolidated Statement of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income."

    INSURANCE REVENUE AND EXPENSE RECOGNITION

    Premiums from participating insurance policies are generally recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded using the net level premium method.

    Premiums from non-participating group annuities with life contingencies are generally recognized when due. For single premium immediate annuities and structured settlements, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

    Amounts received as payment for interest sensitive investment contracts, deferred annuities and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges, surrender charges and interest earned from the investment of these account balances. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

    For disability insurance, group life insurance, health insurance and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


    FOREIGN CURRENCY TRANSLATION ADJUSTMENTS

    Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. Translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to equity. The cumulative effect of changes in foreign exchange rates are included in "Foreign currency translation adjustments."

    COMMISSIONS AND OTHER INCOME

    Commissions and other income principally includes securities and commodities, commission revenues, asset management fees, investment banking revenue and realized and unrealized gains on trading account assets of the Company's broker-dealer subsidiary.

    DERIVATIVE FINANCIAL INSTRUMENTS

    Derivatives include swaps, forwards, futures, options and loan commitments subject to market risk, all of which are used by the Company in both trading and other than trading activities. Income and expenses related to derivatives used to hedge are recorded on the accrual basis as an adjustment to the carrying amount or to the yield of the related assets or liabilities over the periods covered by the derivative contracts. Gains and losses relating to early terminations of interest rate swaps used to hedge are deferred and amortized over the remaining period originally covered by the swap. Gains and losses relating to derivatives used to hedge the risks associated with anticipated transactions are deferred and utilized to adjust the basis of the transaction once it has closed. If it is determined that the transaction will not close, such gains and losses are included in "Realized investment gains, net."

    DERIVATIVES HELD FOR TRADING PURPOSES are used in the Company's securities broker-dealer business and in a limited-purpose swap subsidiary to meet the risk management needs of its customers by structuring transactions that allow customers to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities and when possible, matched trading positions are established to minimize risk to the Company. Derivatives used for trading purposes are recorded at fair value as of the reporting date. Realized and unrealized changes in fair values are included in "Commissions and other income" in the period in which the changes occur.

    DERIVATIVES HELD FOR PURPOSES OTHER THAN TRADING are primarily used to hedge or reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix consistent with the Company's risk management activities.

    INCOME TAXES

    The Company and its domestic subsidiaries file a consolidated federal income tax return. The Internal Revenue Code (the "Code") limits the amount of non-life insurance losses that may offset life insurance company taxable income. The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imputes an additional tax to the Company based on a formula that calculates the difference between stock and mutual insurance companies' earnings. Income taxes include an estimate for changes in the total equity tax to be paid for current and prior years. Subsidiaries operating outside the United States are taxed under applicable foreign statutes.

    Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion which management believes is more likely than not to be realized.

    NEW ACCOUNTING PRONOUNCEMENTS

    In June 1996, the Financial Accounting Standards Board ("FASB") issued the Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


    125"). The statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities and provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS 125 became effective January 1, 1997 and is to be applied prospectively. Subsequent to June 1996, FASB issued SFAS No. 127 "Deferral of the Effective Date of Certain Provisions of SFAS 125" ("SFAS 127"). SFAS 127 delays the implementation of SFAS 125 for one year for certain provisions, including repurchase agreements, dollar rolls, securities lending and similar transactions. The Company will delay implementation with respect to those affected provisions. Adoption of SFAS 125 has not and will not have a material impact on the Company's results of operations, financial condition and liquidity.

    In June of 1997, FASB issued SFAS No. 130, "Reporting Comprehensive Income," which is effective for years beginning after December 15, 1997. This statement defines comprehensive income as "the change in equity of a business enterprise during a period from transactions and other events and circumstances from non-owner sources, excluding investments by owners and distributions to owners" and establishes standards for reporting and displaying comprehensive income and its components in financial statements. The statement requires that the Company classify items of other comprehensive income by their nature and display the accumulated balance of other comprehensive income separately from retained earnings in the equity section of the Statement of Financial Position. In addition, reclassification of financial statements for earlier periods must be provided for comparative purposes.

    RECLASSIFICATIONS

    Certain amounts in the prior years have been reclassified to conform to current year presentation.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3. INVESTMENTS


   FIXED MATURITIES AND EQUITY SECURITIES

   The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) as of December 31:


                                                                                     1997
                                                      ------------------------------------------------------------------
                                                                             GROSS             GROSS
                                                         AMORTIZED        UNREALIZED        UNREALIZED        ESTIMATED
                                                           COST              GAINS            LOSSES         FAIR VALUE
                                                      --------------    --------------    --------------    ------------
FIXED MATURITIES AVAILABLE FOR SALE                                              (IN MILLIONS)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies.........  $        9,755    $          783    $           --    $     10,538

Obligations of U.S. states and
   their political subdivisions.....................           1,375                93                --           1,468

Foreign government bonds............................           3,177               218                17           3,378

Corporate securities................................          49,997             2,601               144          52,454

Mortgage-backed securities..........................           6,828               210                 5           7,033

Other fixed maturities..............................             364                35                --             399
                                                      --------------    --------------    --------------    ------------
Total fixed maturities available for sale...........  $       71,496    $        3,940    $          166    $     75,270
                                                      ==============    ==============    ==============    ============
EQUITY SECURITIES AVAILABLE FOR SALE................  $        2,376    $          680    $          246    $      2,810
                                                      ==============    ==============    ==============    ============


                                                                                     1997
                                                      ------------------------------------------------------------------
                                                                             GROSS             GROSS
                                                         AMORTIZED        UNREALIZED        UNREALIZED         ESTIMATED
                                                           COST              GAINS            LOSSES          FAIR VALUE
                                                      --------------    --------------    --------------    ------------
FIXED MATURITIES HELD TO MATURITY                                                (IN MILLIONS)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies.........  $           88    $            -    $            -    $         88

Obligations of U.S. states and
  their political subdivisions......................             152                 4                 1             155

Foreign government bonds............................              33                 5                 -              38

Corporate securities................................          18,282             1,212                34          19,460

Mortgage-backed securities..........................               1                 -                 -               1

Other fixed maturities..............................             144                 8                 -             152
                                                      --------------    --------------    --------------    ------------
Total fixed maturities held to maturity.............  $       18,700    $        1,229    $           35    $     19,894
                                                      ==============    ==============    ==============    ============


                                         THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                          NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


3. INVESTMENTS (CONTINUED)

                                                                                     1996
                                                     -------------------------------------------------------------------
                                                                             GROSS             GROSS
                                                         AMORTIZED        UNREALIZED        UNREALIZED         ESTIMATED
                                                           COST              GAINS            LOSSES          FAIR VALUE
                                                     ---------------    --------------    --------------    ------------
FIXED MATURITIES AVAILABLE FOR SALE                                              (IN MILLIONS)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies.........  $       10,618    $          361    $           77    $     10,902

Obligations of U.S. states and
  their political subdivisions......................           1,104                29                 2           1,131

Foreign government bonds............................           2,814               137                12           2,939

Corporate securities................................          43,593             1,737               284          45,046

Mortgage-backed securities..........................           6,377               140                21           6,496

Other fixed maturities..............................              39                 1                 1              39
                                                     ---------------    --------------    --------------    ------------

Total fixed maturities available for sale........... $        64,545    $        2,405    $          397    $     66,553
                                                     ===============    ==============    ==============    ============

EQUITY SECURITIES AVAILABLE FOR SALE................ $         2,103    $          659    $          140    $      2,622
                                                     ===============    ==============    ==============    ============

                                                                                     1996
                                                     -------------------------------------------------------------------
                                                                             GROSS             GROSS
                                                         AMORTIZED        UNREALIZED        UNREALIZED         ESTIMATED
                                                           COST              GAINS            LOSSES          FAIR VALUE
                                                     ---------------    --------------    --------------    ------------
FIXED MATURITIES HELD TO MATURITY                                                (IN MILLIONS)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies......... $           309    $            3    $            6    $        306

Obligations of U.S. states and
  their political subdivisions......................               7                --                --               7

Foreign government bonds............................             162                11                --             173

Corporate securities................................          19,886             1,033                82          20,837

Mortgage-backed securities..........................              26                --                --              26

Other fixed maturities..............................              13                --                --              13
                                                     ---------------    --------------    --------------    ------------
Total fixed maturities held to maturity............. $        20,403    $        1,047    $           88    $     21,362
                                                     ===============    ==============    ==============    ============

                          INSURANCE COMPANY OF AMERICA
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3. INVESTMENTS (CONTINUED)


   The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 1997, is shown below:

                                                            AVAILABLE FOR SALE                HELD TO MATURITY
                                                   --------------------------------    ------------------------------
                                                                       ESTIMATED                          ESTIMATED
                                                     AMORTIZED           FAIR               AMORTIZED       FAIR
                                                       COST              VALUE                COST          VALUE
                                                   --------------    --------------    --------------    ------------
                                                            (IN MILLIONS)                       (IN MILLIONS)
   Due in one year or less.......................  $        1,991    $        2,011    $          686    $        695
   Due after one year through five years.........          18,916            19,226             4,496           4,659
   Due after five years through ten years........          16,776            17,494             7,161           7,551
   Due after ten years...........................          26,985            29,506             6,356           6,988

   Mortgage-backed securities....................           6,828             7,033                 1               1
                                                   --------------    --------------    --------------    ------------
   Total.........................................  $       71,496    $       75,270    $       18,700    $     19,894
                                                   ==============    ==============    ==============    ============

   Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations

   Proceeds from the repayment of held to maturity fixed maturities during 1997, 1996 and 1995 were $4,042 million, $4,268 million, and $3,767 million, respectively. Gross gains of $62 million, $78 million, and $27 million, and gross losses of $1 million, $7 million, and $0.2 million were realized on prepayment of held to maturity fixed maturities during 1997, 1996 and 1995, respectively.

   Proceeds from the sale of available for sale fixed maturities during 1997, 1996 and 1995 were $120,604 million, $121,910 million and $96,134 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 1997, 1996 and 1995 were $2,946 million, $1,458 million, and $950 million, respectively. Gross gains of $1,310 million, $1,562 million, and $2,052 million and gross losses of $639 million, $1,026 million, and $941 million were realized on sales and prepayments of available for sale fixed maturities during 1997, 1996 and 1995, respectively.

   Write downs for impairments of fixed maturities which were deemed to be other than temporary were $13 million, $54 million and $100 million for the years 1997, 1996 and 1995, respectively.

   During the year ended December 31, 1997, there were no securities classified as held to maturity that were sold and two securities so classified were transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in credit worthiness. The aggregate amortized cost of the securities transferred was $26 million with gross unrealized investment gains of $0.5 million charged to "Net unrealized investment gains."

   During the year ended December 31, 1996, one security classified as held to maturity was sold and two securities so classified were transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in credit worthiness. The amortized cost of the security sold was $35 million with a related realized investment loss of $0.7 million; the aggregate amortized cost of the securities transferred was $26 million with gross unrealized investment losses of $6 million charged to "Net unrealized investment gains."

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.   INVESTMENTS (CONTINUED)


     MORTGAGE LOANS ON REAL ESTATE

     The Company's mortgage loans were collateralized by the following property types at December 31:

                                                                 1997                                  1996
                                                 ---------------------------------      --------------------------------
                                                                                (IN MILLIONS)
Office buildings...............................  $         4,692             28.5%      $        6,056             34.4%
Retail stores..................................            3,078             18.7%               3,676             20.9%
Residential properties.........................              891              5.4%                 961              5.4%
Apartment complexes............................            3,551             21.6%               2,954             16.8%
Industrial buildings...........................            1,958             11.9%               1,807             10.3%
Agricultural properties........................            1,666             10.1%               1,550              8.8%
Other..........................................              618              3.8%                 608              3.4%
                                                 ---------------         ---------      --------------            ------
                                       Subtotal           16,454            100.0%              17,612            100.0%
                                                                         =========                                ======
Allowance for losses...........................             (450)                                 (515)
                                                 ---------------                        --------------
Net carrying value.............................  $        16,004                        $       17,097
                                                 ===============                        ==============

     The mortgage loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (25.3%) and New York (8.3%) at December 31, 1997. Included in the above balances are mortgage loans receivable from affiliated joint ventures of $225 million and $461 million at December 31, 1997 and 1996, respectively.

     Activity in the allowance for losses for all mortgage loans, for the years ended December 31, is summarized as follows:

                                                                1997               1996              1995
                                                          ----------------   ----------------   ---------------
                                                                              (IN MILLIONS)
Allowance for losses, beginning of year..............     $            515   $            862   $         1,004
Additions charged to operations......................                   19                  9                 6
Release of allowance for losses......................                  (60)              (256)              (32)
Charge-offs, net of recoveries.......................                  (24)              (100)             (116)
                                                           ---------------   ----------------   ---------------
Allowance for losses, end of year....................     $            450   $            515   $           862
                                                          ================   ================   ===============

     The $60 million, $256 million and $32 million reduction of the mortgage loan allowance for losses in 1997, 1996 and 1995, respectively, is primarily attributable to the improved economic climate, changes in the nature and mix of borrowers and underlying collateral and a significant decrease in impaired loans consistent with a general decrease in the mortgage loan portfolio due to prepayments, sales and foreclosures.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.   INVESTMENTS (CONTINUED)


     Impaired mortgage loans and related allowance for losses at December 31, are as follows:

                                                                        1997                     1996
                                                                 -----------------        ------------------
                                                                               (IN MILLIONS)
Impaired mortgage loans with allowance for losses .............  $             330        $              941
Impaired mortgage loans with no allowance for losses ..........              1,303                     1,491
Allowance for losses ..........................................                (97)                     (189)
                                                                 -----------------        ------------------
Net carrying value of impaired mortgage loans .................  $           1,536        $            2,243
                                                                 =================        ==================

     Impaired mortgage loans with no provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $2,102 million, $2,842 million and $4,146 million during 1997, 1996 and 1995, respectively. Net investment income recognized on these loans totaled $140 million, $265 million and $415 million for the years ended December 31, 1997, 1996 and 1995, respectively.

     INVESTMENT REAL ESTATE

     The Company's "investment real estate" of $1,519 million and $2,586 million at December 31, 1997 and 1996, respectively, is held through direct ownership. Of the Company's real estate, $1,490 million and $406 million consists of commercial and agricultural assets held for disposal at December 31, 1997 and 1996, respectively. Impairment losses and the valuation allowances aggregated $40 million, $38 million and $124 million for the years ended December 31, 1997, 1996 and 1995, respectively, and are included in "Realized investment gains, net."

     RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $2,783 million and $2,453 million at December 31, 1997 and 1996, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $2,352 million at December 31, 1997, were held in voluntary trusts. Of this amount, $1,801 million related to the multi-state policyholder settlement as described in Note 14. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders. The terms of these trusts provide that the assets are to be used for payment of the designated settlement and dividend benefits, as the case may be. Assets valued at $741 million and $3,414 million at December 31, 1997 and 1996, respectively, were maintained as compensating balances or pledged as collateral for bank loans and other financing agreements. Restricted cash and securities of $1,835 million and $1,614 million at December 31, 1997, and 1996, respectively, were included in the consolidated financial statements. The restricted cash represents funds deposited by clients and funds accruing to clients as a result of trades or contracts.

     OTHER LONG-TERM INVESTMENTS

     The Company's "Other long-term investments" of $3,360 million and $2,995 million as of December 31, 1997 and 1996, respectively, are composed of $1,349 million and $832 million in real estate related interests and $2,011 million and $2,163 million of non-real estate related interests, including a $149 million net investment in a leveraged lease entered into in 1997. The Company's share of net income from such entities was $411 million, $245 million, and $326 million for 1997, 1996, and 1995, respectively, and is reported in "Net investment income."

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.   INVESTMENTS (CONTINUED)


     INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

     NET INVESTMENT INCOME arose from the following sources for the years ended December 31:


                                                                   1997             1996            1995
                                                              --------------   --------------   -----------
                                                                              (IN MILLIONS)
Fixed maturities-available for sale........................   $        5,074   $        4,871  $       4,774
Fixed maturities-held to maturity..........................            1,622            1,793          1,717
Trading account assets.....................................              504              444            588
Equity securities-available for sale ......................               52               81             57
Mortgage loans on real estate..............................            1,555            1,690          2,075
Real estate ...............................................              565              685            742
Policy loans...............................................              396              384            392
Securities purchased under agreements to resell............               15               11             19
Receivables from broker-dealer clients.....................              706              579            678
Short-term investments.....................................              697              536            590
Other investment income....................................              573              725            983
                                                              --------------   --------------  -------------
Gross investment income....................................           11,759           11,799         12,615
Less investment expenses...................................           (1,896)          (2,057)        (2,437)
                                                              --------------   --------------  -------------
Net investment income......................................   $        9,863   $        9,742  $      10,178
                                                              ==============   ==============  =============

     REALIZED INVESTMENT GAINS, NET, including changes in allowances for losses and charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:


                                                                   1997             1996            1995
                                                              --------------   --------------   -----------
                                                                               (IN MILLIONS)
Fixed maturities.......................................       $          684   $          513   $     1,180
Mortgage loans on real estate .........................                   68              248            67
Investment real estate ................................                  700               76           (19)
Equity securities-available for sale ..................                  363              267           400
Other gains (losses)...................................                  372               34          (125)
                                                              --------------   --------------   -----------

Realized investment gains, net.........................       $        2,187   $        1,138   $     1,503
                                                              ==============   ==============   ===========


     NET UNREALIZED INVESTMENT GAINS on securities available for sale are included in the consolidated statement of financial position as a component of equity, net of tax. Changes in these amounts for the years ended December 31, are as follows:


                                                                       1997                  1996
                                                                -----------------     -----------------
                                                                             (IN MILLIONS)
Balance, beginning of year.................................     $          1,136      $           2,397
Changes in unrealized investment
  gains(losses) attributable to:
   Fixed maturities .......................................                1,766                 (2,892)
   Equity securities.......................................                  (85)                   254
   Participating group annuity contracts...................                 (564)                   479
   Deferred policy acquisition costs.......................                 (154)                   261
   Deferred federal income taxes...........................                 (347)                   637
                                                                -----------------     -----------------
   Sub-total...............................................                  616                 (1,261)
                                                                -----------------     -----------------
Balance, end of year.......................................     $          1,752      $           1,136
                                                                =================     =================

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.   INVESTMENTS (CONTINUED)


     Based on the carrying value, assets categorized as "non-income producing" for the year ended December 31, 1997 included in fixed maturities available for sale, mortgage loans on real estate and other long term investments totaled $26 million, $93 million and $7 million, respectively.

4.   DEFERRED POLICY ACQUISITION COSTS

     The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:



                                                                   1997             1996            1995
                                                              --------------   --------------   -----------
                                                                               (IN MILLIONS)
Balance, beginning of year ............................       $        6,291   $        6,088   $     6,403
Capitalization of commissions, sales and issue expenses                1,049              931           919
Amortization and other adjustments.....................               (1,192)            (989)         (783)
Change in unrealized investment gains .................                 (154)             261          (451)
                                                              --------------   --------------   -----------
Balance, end of year ..................................       $        5,994   $        6,291   $     6,088
                                                              ==============   ==============   ===========


5.   FUTURE POLICY BENEFITS AND OTHER POLICYHOLDERS' LIABILITIES

     FUTURE POLICY BENEFITS at December 31 are as follows:


                                                                       1997                  1996
                                                                -----------------     -----------------
                                                                             (IN MILLIONS)
Life insurance ............................................     $         46,712      $          44,118
Annuities .................................................               15,469                 14,828
Other contract liabilities ................................                3,400                  5,009
                                                                -----------------     -----------------
Future policy benefits ....................................     $         65,581      $          63,955
                                                                =================     =================

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends, premium deficiency reserves and certain health benefits. Annuity liabilities include reserves for immediate annuities and non-participating group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

The following table highlights the key assumptions generally utilized in calculating these reserves:


          PRODUCT                  MORTALITY                INTEREST RATE            ESTIMATION METHOD
-------------------------     ------------------------      ---------------          ------------------------
Life insurance                Generally rates               2.5% to 7.5%             Net level premium
                              guaranteed in calculating                              based on non-forfeiture
                              cash surrender values                                  interest rate

Individual immediate          1983 Individual               3.25% to 11.25%          Present value of
annuities                     Annuity Mortality                                      expected future payments
                              Table with certain                                     based on historical
                              modifications                                          experience

Group annuities in            1950 Group                    3.75% to 17.35%          Present value of
payout status                 Annuity Mortality                                      expected future payments
                              Table  with certain                                    based on historical
                              modifications                                          experience

Other contract liabilities    --                            6.0% to 7.0%             Present value of
                                                                                     expected future payments
                                                                                     based on historical
                                                                                     experience

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


5.   FUTURE POLICY BENEFITS AND OTHER POLICYHOLDERS' LIABILITIES (CONTINUED)

     For the above categories, premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses. A premium deficiency reserve has been recorded for the group single premium annuity business, which consists of limited-payment, long duration, traditional non-participating annuities. A liability of $1,645 million and $1,320 million is included in "Future policy benefits" with respect to this deficiency for the years ended December 31, 1997 and 1996, respectively.

     POLICYHOLDERS' ACCOUNT BALANCES at December 31, are as follows:


                                                                          1997            1996
                                                                       ---------       ---------
                                                                             (IN MILLIONS)
     Individual annuities........................................      $   5,695       $   6,408
     Group annuities & guaranteed investment contracts...........         19,053          21,706
     Interest-sensitive life contracts...........................          3,160           2,888
     Dividend accumulations......................................          5,033           5,007
                                                                       ---------       ---------
     Policyholders' account balances.............................      $  32,941       $  36,009
                                                                       =========       =========

     Policyholders' account balances for interest-sensitive life and investment-type contracts are equal to policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges.

     Certain contract provisions that determine the policyholder account balances are as follows:

                                                                               WITHDRAWAL/
    PRODUCT                                      INTEREST RATE              SURRENDER CHARGES
    -----------------------------------   ------------------------    -------------------------------------
    Individual annuities                  3.1% to 6.6%                0% to 8% for up to 8 years

    Group annuities                       5.0% to 12.7%               Contractually  limited  or  subject to
                                                                      market value adjustments

    Guaranteed investment contracts       3.9% to 14.34%              Subject  to  market  value  withdrawal
                                                                      provisions  for  any  funds  withdrawn
                                                                      other than for benefit  responsive and
                                                                      contractual payments

    Interest sensitive life contracts     4.0% to 6.5%                Various up to 10 years

    Dividend accumulations                3.0% to 4.0%

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


5.   FUTURE POLICY BENEFITS AND OTHER POLICYHOLDERS' LIABILITIES (CONTINUED)

     OTHER POLICYHOLDERS' LIABILITIES. The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expense for property and casualty and accident and health insurance, which is included in "Other policyholder's liabilities" at December 31:

                                                                          1997         1996          1995
                                                                      ----------    ----------    ----------
                                                                                  (IN MILLIONS)
     Balance at January 1.........................................    $    6,043    $    5,933    $    7,983
       Less reinsurance recoverables..............................           563           572           865
                                                                      ----------    ----------    ----------

     Net balance at January 1.....................................         5,480         5,361         7,118
                                                                      ----------    ----------    ----------

     Incurred related to:
       Current year...............................................        10,691        10,281        10,534
       Prior years................................................            11           (91)          141
                                                                      ----------    ----------    ----------

     Total incurred...............................................        10,702        10,190        10,675
                                                                      ----------    ----------    ----------

     Paid related to:
       Current year...............................................         7,415         7,497         7,116
       Prior years................................................         2,651         2,574         2,800
                                                                      ----------    ----------    ----------

     Total paid...................................................        10,066        10,071         9,916
                                                                      ----------    ----------    ----------
     Less Reinsurance
       Segment....................................................            --            --         2,516
                                                                      ----------    ----------    ----------

     Net balance at December 31...................................         6,116         5,480         5,361
       Plus reinsurance recoverables..............................           543           563           572
                                                                      ----------    ----------    ----------

     Balance at December 31.......................................    $    6,659    $    6,043    $    5,933
                                                                      ==========    ==========    ==========

     The changes in provision for claims and claim adjustment expenses related to prior years of $11 million, $(91) million and $141 million in 1997, 1996 and 1995, respectively, are due to such factors as changes in claim cost trends in healthcare, an accelerated decline in indemnity health business, and lower than anticipated property and casualty unpaid claims and claim adjustment expenses.

     The other policyholders' liabilities presented above consist primarily of unpaid claim liabilities which include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the statement of operations periodically as the estimates are revised. Accident and health unpaid claims liabilities for 1997 and 1996 included above are discounted using interest rates ranging from 6.0% to 7.5%.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


6.   SHORT-TERM AND LONG-TERM DEBT

     Debt consists of the following at December 31:

     SHORT-TERM DEBT

                                                                         1997                     1996
                                                                    --------------           --------------
                                                                                (IN MILLIONS)
     Commercial paper..........................................     $        4,268           $        4,511
     Notes payable.............................................              2,151                    1,614
     Current portion of long-term debt.........................                355                      437
                                                                    --------------           --------------

          Total short-term debt................................     $        6,774           $        6,562
                                                                    ==============           ==============

     The weighted average interest rate on outstanding short-term debt was approximately 6.0% and 5.6% at December 31, 1997 and 1996, respectively.

     The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. Commercial paper borrowings are supported by various lines of credit.

     LONG-TERM DEBT

     DESCRIPTION                                        MATURITY DATES          RATE             1997            1996
     ------------------------------------             -----------------    --------------      ---------       ----------
                                                                                                     (IN MILLIONS)
     Floating rate notes ("FRN")                              1998               6.5%          $       40      $      128
     Long term notes                                      1998 - 2023          4% - 12%             1,194           1,023
     Zero coupon notes                                    1998 - 1999          8.6% (a)               334             365
     Australian dollar notes                                  1997                9%                   --              55
     Canadian dollar notes                                1997 - 1998        7.0% - 9.125%            117             320
     Japanese yen notes                                   1998 - 2000         0.5% - 4.6%             178              90
     Swiss francs notes                                       1998              3.875%                120             103
     Canadian dollar FRN                                      2003               5.89%                 96              96
     Surplus notes                                        2003 - 2025        6.875% - 8.3%            986             985
     Commercial paper backed by long-term
        credit agreements                                                                           1,500           1,000
     Other notes payable                                  1998 - 2017          4% - 7.5%               63              32
                                                                                               ----------      ----------
     Sub-total.............................................................................         4,628           4,197
        Less: current portion of long-term debt............................................          (355)           (437)
                                                                                               ----------      ----------
     Total long-term debt..................................................................    $    4,273      $    3,760
                                                                                               ==========      ==========

     (a) The rate shown for zero coupon notes, which do not bear interest, represents a level yield to maturity.

     Payment of interest and principal on the surplus notes of $686 million issued after 1993 may be made only with the prior approval of the Commissioner of Insurance of the State of New Jersey.

     In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The effect of these derivative instruments is included in the calculation of the interest expense on the associated debt, and as a result, the effective interest rates on the debt may differ from the rates reflected in the tables above. Floating rates are determined by formulas and may be subject to certain minimum or maximum rates.

     Scheduled principal repayments of long-term debt as of December 31, 1997, are as follows: $357 million in 1998, $808 million in 1999, $260 million in 2000, $32 million in 2001, $1,814 million in 2002 and $1,379 million thereafter.

     At December 31, 1997, the Company had $8,257 million in lines of credit from numerous financial institutions of which $5,160 million were unused. These lines of credit generally have terms ranging from 1 to 5 years.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


7.   EMPLOYEE BENEFIT PLANS

     PENSION PLANS

     The Company has one funded non-contributory defined benefit pension plan, which covers substantially all of its employees. The Company also has several non-contributory non-funded defined benefit plans covering certain executives. Benefits are generally based on career average earnings and credited length of service. The Company's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Service contribution guidelines.

     Prepaid and accrued pension costs are included in "Other assets" and "Other liabilities," respectively, in the Company's consolidated statements of financial position. The status of these plans as of September 30, adjusted for fourth quarter activity related to funding activity and contractual termination benefits is summarized below:


                                                                 1997                                   1996
                                                  ---------------------------------      --------------------------------
                                                       ASSETS          ACCUMULATED           ASSETS          ACCUMULATED
                                                       EXCEED           BENEFITS             EXCEED           BENEFITS
                                                    ACCUMULATED          EXCEED            ACCUMULATED         EXCEED
                                                      BENEFITS           ASSETS             BENEFITS           ASSETS
                                                  ---------------    --------------      --------------     -------------
                                                                                (IN MILLIONS)
     Actuarial present value of
       benefit obligation:
       Vested benefit obligation..............      $     (4,129)     $       (205)        $    (3,826)     $        (180)
                                                    ============      ============         ===========      =============

       Accumulated benefit obligation.........      $     (4,434)     $       (226)        $    (4,121)     $        (198)
                                                    ============      ============         ===========      =============

     Projected benefit obligation.............      $     (5,238)     $       (319)        $    (4,873)     $        (274)

     Plan assets at fair value................             8,489                --               7,306                 --
                                                    ------------      ------------         -----------      -------------
     Plan assets in excess of (less than)
       projected benefit obligation...........             3,251              (319)              2,433               (274)
     Unrecognized transition amount...........              (662)                1                (769)                 1
     Unrecognized prior service cost..........               317                10                 356                 11
     Unrecognized net (gain) loss.............            (1,689)               45                (916)                16
     Additional minimum liability.............                --               (11)                 --                (10)
     Effect of fourth quarter activity........               (67)                4                 (98)                 4
                                                    ------------      ------------         -----------      -------------
     Prepaid (accrued) pension cost
       at December 31.........................      $      1,150      $       (270)        $     1,006      $        (252)
                                                    ============      ============         ===========      =============

     Plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $6,022 million and $5,668 million are included in Separate Account assets and liabilities at December 31, 1997 and 1996, respectively.

     Effective December 31, 1996, The Prudential Securities Incorporated Cash Balance Plan (the "PSI Plan") was merged into The Retirement System for United States Employees and Special Agents of The Prudential Insurance Company of America (the "Prudential Plan"). The name of the merged plan is The Prudential Merged Retirement Plan ("Merged Retirement Plan"). All of the assets of the Merged Retirement Plan are available to pay benefits to participants and their beneficiaries who are covered by the Merged Retirement Plan. The merger of the plans had no effect on the December 31, 1996 consolidated financial position or results of operations.

     During 1996, the Prudential Plan was amended to provide cost of living adjustments for retirees. The effect of this plan amendment increased benefit obligations and unrecognized prior service cost by $170 million at September 30, 1996. In addition, the Prudential Plan was amended to provide contractual termination benefits to certain plan participants who were notified between September 15, 1996 and December 31, 1997 that their employment had been terminated. During 1997, the Prudential Retirement Plan Document, a component of the Merged Retirement Plan was amended to extend the contractual termination benefits to December 31, 1998. Costs related to these amendments are reflected below in contractual termination benefits.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


7.   EMPLOYEE BENEFIT PLANS (CONTINUED)

     Net periodic pension income included in "General and administrative expenses" in the Company's consolidated statement of operations for the years ended December 31, 1997, 1996 and 1995 include the following components:


                                                                     1997                1996                 1995
                                                                --------------       -------------       --------------
                                                                                     (IN MILLIONS)
     Service cost-benefits earned during the year.........      $          127       $         140       $          133
     Interest cost on projected benefit obligation........                 376                 354                  392
     Actual return on plan assets.........................              (1,693)               (748)              (1,288)
     Net amortization and deferral........................               1,012                  73                  629
     Contractual termination benefits.....................                  30                  63                   --
                                                                --------------       -------------       --------------
     Net periodic pension income..........................      $         (148)      $        (118)      $         (134)
                                                                ==============       =============       ==============

     The assumptions at September 30 used by the Company are to calculate the projected benefit obligations as of that date and determine the pension expense for the following fiscal year:


                                                                       1997                1996                 1995
                                                                  --------------       -------------       --------------

     Discount rate..........................................           7.25%               7.75%                7.50%

     Rate of increase in compensation levels................           4.50%               4.50%                4.50%

     Expected long-term rate of return on plan assets.......           9.50%               9.50%                9.00%

     OTHER POSTRETIREMENT BENEFITS

     The Company provides certain life insurance and health care benefits for its retired employees, their beneficiaries and covered dependents. Substantially all of the Company's employees may become eligible to receive benefits if they retire after age 55 with at least 10 years of service, or under circumstances after age 50 with at least 20 years of continuous service.

     The Company has elected to amortize its transition obligation over 20 years. Post-retirement benefits are funded as considered necessary by Company management. The Company's funding of its postretirement benefit obligations totaled $43 million, $38 million and $94 million in 1997, 1996 and 1995, respectively.

     In 1995 the Company modified the restrictions on certain post-retirement plan assets to allow these assets to be used for benefits related to both active and retired employees. Formerly, these benefits were available only for retired employees. In connection with this modification, the Company transferred $120 million from one of these plans in 1995. Of the $120 million transferred, $45 million went to Union Post-Retirement Benefits and $75 million went to Union Medical Benefits.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


7.   EMPLOYEE BENEFIT PLANS (CONTINUED)

     The status of the plan at September 30, adjusted for assets transferred to the plan in the fourth quarter, is provided below. Accrued post-retirement benefit costs are included in "Other liabilities" in the Company's consolidated statement of financial position.

                                                                                  1997            1996
                                                                               ----------      ----------
                                                                                     (IN MILLIONS)
     Accumulated postretirement benefit obligation (APBO):
        Retirees..........................................................     $  (1,516)      $  (1,423)
        Fully eligible active plan participants...........................           (36)            (35)
        Other active plan participants....................................          (576)           (544)
                                                                               ---------       ---------
           Total APBO.....................................................        (2,128)         (2,002)
     Plan assets at fair value............................................         1,354           1,313
                                                                               ---------       ---------
     Funded status........................................................          (774)           (689)
     Unrecognized transition amount.......................................           707             787
     Unrecognized net gain ...............................................          (364)           (428)
     Effects of fourth quarter activity...................................            33              28
                                                                               ---------       ---------
     Accrued postretirement benefit cost at December 31...................     $    (398)      $    (302)
                                                                               =========       =========

     Plan assets with respect to this coverage consist of group and individual variable life insurance policies, group life and health contracts, common stocks, U.S. government securities and short-term investments. Plan assets include $1,044 million and $1,003 million of Company insurance policies and contracts at December 31, 1997 and 1996, respectively.

     Net periodic postretirement benefit cost included in "General and administrative expenses" for the years ended December 31, 1997, 1996 and 1995 includes the following components:


                                                                       1997           1996            1995
                                                                    ----------     -----------     -----------
                                                                                  (IN MILLIONS)
     Service cost..............................................    $        38     $        45     $        44
     Interest cost.............................................            149             157             169
     Actual return on plan assets..............................           (120)           (105)           (144)
     Net amortization and deferral.............................             70              53             111
                                                                   -----------     -----------     -----------
     Net periodic postretirement benefit cost..................    $       137     $       150     $       180
                                                                   ===========     ===========     ===========

     The following assumptions at September 30 are used to calculate the APBO as of that date and determine postretirement benefit expense for the following fiscal year:


                                                                       1997            1996            1995
                                                                     ---------       ---------       ---------
     Discount rate.............................................          7.25%           7.75%           7.50%
     Rate of increase in compensation levels...................           4.5%            4.5%            4.5%
     Expected long-term rate of return on plan assets..........           9.0%            9.0%            8.0%
     Health care cost trend rates..............................      8.2-11.8%       8.5-12.5%       8.9-13.3%
     Ultimate health care cost trend rate after gradual
     decrease until 2006.......................................           5.0%            5.0%            5.0%


                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


7.   EMPLOYEE BENEFIT PLANS (CONTINUED)

     The effect of a 1% increase in health care cost trend rates for each future year on the following costs at December 31, are as follows:


                                                                     1997             1996             1995
                                                                  ----------       ----------       ----------
                                                                                  (IN MILLIONS)
     Accumulated postretirement benefit obligation............    $    (218)       $    (207)       $    (217)
     Service and interest costs...............................           24               25               27

     POSTEMPLOYMENT BENEFITS

     The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 1997 and 1996 was $144 million and $156 million, respectively, and is included in "Other liabilities."

     OTHER EMPLOYEE BENEFITS

     The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to three percent of annual salary, resulting in $63 million, $57 million, and $61 million of expenses included in "General and administrative expenses" for 1997, 1996 and 1995, respectively.

8.   INCOME TAXES

     The components of income tax expense for the years ended December 31, were as follows:


                                                                     1997             1996             1995
                                                                  ---------        ---------        ---------
                                                                                 (IN MILLIONS)
     Current tax expense (benefit):
     U.S......................................................    $    (158)       $     255        $   1,189
     State and Iocal..........................................           48              103               38
     Foreign..................................................           64               48               66
                                                                  ---------        ---------        ---------
     Total....................................................    $     (46)       $     406        $   1,293
                                                                  =========        =========        =========

     Deferred tax expense (benefit):
     U.S......................................................    $     227        $    (442)       $    (166)
     State and Iocal..........................................            3               (2)             (10)
     Foreign..................................................           33               54                9
                                                                  ---------        ---------        ---------
     Total....................................................    $     263        $    (390)       $    (167)
                                                                  =========        =========        =========

     Total income tax expense.................................    $     217        $      16        $   1,126
                                                                  =========        =========        =========

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


8.   INCOME TAXES (CONTINUED)

     The Company's income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:


                                                                        1997         1996         1995
                                                                      --------     --------     --------
                                                                                 (IN MILLIONS)
     Expected federal income tax expense..........................    $    290     $    382     $    829
     Equity tax...................................................         (91)        (365)         163
     State and local income taxes.................................          51          100           28
     Tax-exempt interest and dividend received deduction..........         (67)         (50)         (77)
     Other........................................................          34          (51)         183
                                                                      --------     --------     --------
     Total income tax expense.....................................    $    217     $     16     $  1,126
                                                                      ========     ========     ========


     Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:


                                                                         1997             1996
                                                                       -------          --------
                                                                             (IN MILLIONS)
     Deferred tax assets
       Insurance reserves..........................................   $  1,482          $  1,316
       Policyholder dividends......................................        250               257
       Net operating loss carryforwards............................         80               268
       Depreciation................................................         --                44
       Litigation related reserves.................................        178               297
       Employee benefits...........................................         42                10
       Other.......................................................        360               329
                                                                      --------          --------
       Deferred tax assets before valuation allowance..............      2,392             2,521
       Valuation allowance.........................................        (18)              (36)
                                                                      --------          --------
       Deferred tax assets after valuation allowance...............      2,374             2,485
                                                                      --------          --------
     Deferred tax liabilities
       Investments.................................................      1,867             1,183
       Deferred acquisition costs..................................      1,525             1,707
       Depreciation................................................         36                --
       Other.......................................................         73               110
                                                                      --------          --------
       Deferred tax liabilities....................................      3,501             3,000
                                                                      --------          --------
     Net deferred tax liability....................................   $  1,127          $    515
                                                                      ========          ========


     The Company's income taxes payable of $500 million and $1,544 million includes a $627 million current income tax receivable at December 31, 1997 and a $1,029 million current income taxes payable at December 31, 1996.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


8.   INCOME TAXES (CONTINUED)

     Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its net deferred tax asset after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 1997, the Company had state non-life operating loss carryforwards for tax purposes approximating $800 million.

     The Internal Revenue Service (the "Service") has completed an examination of the consolidated federal income tax return through 1989. The Service has examined the years 1990 through 1992. Discussions are being held with the Service with respect to proposed adjustments, however, management believes there are adequate defenses against, or sufficient reserves to provide for, such adjustments. The Service has begun their examination of the years 1993 through 1995.

9.   EQUITY

     RECONCILIATION OF STATUTORY SURPLUS AND NET INCOME

     Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following table reconciles the Company's statutory net income and surplus as of and for the years ended December 31, determined in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance with net income and equity determined using GAAP:


                                                                          1997         1996         1995
                                                                        --------     --------     --------
                                                                                   (IN MILLIONS)
     STATUTORY NET INCOME...........................................    $  1,471     $  1,402     $    478
     Adjustments to reconcile to net income on a GAAP basis:
       Insurance revenues and expenses..............................          12         (478)        (496)
       Income taxes.................................................         601          439         (596)
       Valuation of investments.....................................         (62)         121           --
       Realized investment gains....................................         702          327        1,562
       Litigation and other reserves................................      (1,975)        (906)          --
       Other, net...................................................        (139)         173          295
                                                                        --------     --------     --------
     GAAP NET INCOME................................................    $    610     $  1,078     $  1,243
                                                                        ========     ========     ========



                                                                          1997         1996
                                                                        --------     --------
                                                                             (IN MILLIONS)
     STATUTORY SURPLUS..............................................    $  9,242     $  9,375
     Adjustments to reconcile to equity on a GAAP basis:
       Deferred policy acquisition costs............................       5,994        6,291
       Valuation of investments.....................................       8,067        5,624
       Future policy benefits and policyholder account balances.....      (2,906)      (1,976)
       Non-admitted assets..........................................       1,643        1,285
       Income taxes.................................................      (1,070)        (654)
       Surplus notes................................................        (986)        (985)
       Other, net...................................................        (266)        (437)
                                                                        --------     --------
     GAAP EQUITY....................................................    $ 19,718     $ 18,523
                                                                        ========     ========


                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.   EQUITY (CONTINUED)

     The New York State Insurance Department ("Department") recognizes only statutory accounting for determining and reporting the financial condition of an insurance company, for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determinations.

10.  OPERATING LEASES

     The Company and its subsidiaries occupy leased office space in many locations under various long-term leases and have entered into numerous leases covering the long-term use of computers and other equipment. At December 31, 1997, future minimum lease payments under non-cancelable operating leases are estimated as follows:

                                                   (IN MILLIONS)

     1998........................................     $    313

     1999........................................          277

     2000........................................          230

     2001........................................          201

     2002........................................          171

     Remaining years after 2002..................          833
                                                   -----------

     Total.......................................     $  2,025
                                                   ===========



     Rental expense incurred for the years ended December 31, 1997 and 1996 was approximately $352 million and $343 million, respectively.


11.  DIVESTITURES

     In October 1995, the Company completed the sale of its reinsurance segment, Prudential Reinsurance Holdings, Inc., through an initial public offering of common stock. As a result of the sale, an after-tax loss of $297 million was recorded in 1995.

     On January 26, 1996, the Company entered into a definitive agreement to sell substantially all the assets of Prudential Home Mortgage Company, Inc. It has also liquidated certain mortgage-backed securities and extended warehouse losses, asset write downs, and other costs directly related to the planned sale. The Company recorded an after-tax loss in 1995 of $98 million which includes operating gains and losses, asset write downs and other costs directly related with the planned sale. The net assets of the mortgage banking segment at December 31, 1995 was $78 million, comprised of $4,293 million in assets and $4,215 million in liabilities.

     On July 31, 1996, the Company sold a substantial portion of its Canadian Branch business to the London Life Insurance Company ("London Life"). This transaction was structured as a reinsurance transaction whereby London Life assumed total liabilities of the Canadian Branch equal to $3,291 million as well as a related amount of assets equal to $3,205 million. This transfer resulted in a reduction of policy liabilities of $3,257 million and a corresponding reduction in invested assets. The Company recognized an after-tax gain in 1996 of $116 million as a result of this transaction, recorded in "Realized investment gains, net."

12.  FAIR VALUE OF FINANCIAL INSTRUMENTS

     The fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the fair values (for all other financial instruments presented in the table, the carrying value approximates fair value).

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

     FIXED MATURITIES AND EQUITY SECURITIES

     Fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

     MORTGAGE LOANS ON REAL ESTATE

     The fair value of the mortgage loan portfolio is primarily based upon the present value of the scheduled future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage. For certain non-performing and other loans, the fair value is based upon the present value of expected future cash flows discounted at the appropriate U.S. Treasury rate adjusted for current market spread for a similar quality mortgage.

     POLICY LOANS

     The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.

     DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements discounted at the applicable zero coupon U.S. Treasury rate and swap spread. The fair value of forwards, futures and options is estimated based on market quotes for a transaction with similar terms. The fair value of loan commitments is derived by comparing the contractual stream of fees with such fee streams adjusted to reflect current market rates that would be applicable to instruments of similar type, maturity, and credit standing.

     POLICYHOLDERS' ACCOUNT BALANCES

     Fair values of policyholders' account balances are estimated using discounted projected cash flows, based on interest rates being offered for similar contracts, with maturities consistent with those remaining for the contracts being valued.

     DEBT

     The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

     The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                             1997                               1996
                                                 --------------------------       ------------------------------
                                                   CARRYING      ESTIMATED           CARRYING         ESTIMATED
                                                    AMOUNT       FAIR VALUE           AMOUNT         FAIR VALUE
                                                 ------------   -----------       ------------    --------------
FINANCIAL ASSETS:                                                         (IN MILLIONS)
Other than trading:
-------------------
   Fixed maturities:
      Available for sale.......................   $    75,270   $    75,270        $    66,553       $    66,553
      Held to maturity.........................        18,700        19,894             20,403            21,362
   Equity securities...........................         2,810         2,810              2,622             2,622
   Mortgage loans on real estate...............        16,004        17,153             17,097            17,963
   Policy loans................................         6,827         6,994              6,692             6,613
   Securities purchased under
      agreements to resell ....................         8,661         8,661              5,347             5,347
   Cash collateral for borrowed securities.....         5,047         5,047              2,416             2,416
   Short-term investments......................        12,106        12,106              9,294             9,294
   Cash .......................................         3,636         3,636              2,091             2,091
   Separate Accounts assets....................        74,046        74,046             63,358            63,358
   Derivative financial instruments............            24            35                 16                32

Trading:
--------
   Trading account assets......................         6,044         6,044              4,219             4,219
   Receivables from broker-dealer clients......         6,273         6,273              5,281             5,281
   Derivative financial instruments............           979           979                904               904


FINANCIAL LIABILITIES:

Other than trading:
-------------------
   Policyholders' account balances.............        32,941        33,896             36,009            37,080
   Securities sold under
      agreements to repurchase.................        12,347        12,347              7,503             7,503
   Cash collateral for loaned securities.......        14,117        14,117              8,449             8,449
   Short-term and long-term debt...............        11,047        11,020             10,322            10,350
   Securities sold but not yet purchased.......         3,533         3,533              1,900             1,900
   Separate Accounts liabilities...............        73,658        73,658             62,845            62,845
   Derivative financial instruments............            32            47                 32                45

Trading:
--------
   Payables to broker-dealer clients...........         3,338         3,338              3,018             3,018
   Derivative financial instruments ...........         1,088         1,088              1,120             1,120

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

     DERIVATIVE FINANCIAL INSTRUMENTS

     The tables below summarize the Company's outstanding positions by derivative instrument types as of December 31, 1997 and 1996. The amounts presented are classified as either trading or other than trading, based on management's intent at the time of contract inception and throughout the life of the contract. The table includes the estimated fair values of outstanding derivative positions only and does not include the changes in fair values of associated financial and non-financial assets and liabilities, which generally offset derivative notional amounts. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.

                                                DERIVATIVE FINANCIAL INSTRUMENTS
                                                       DECEMBER 31, 1997
                                                         (IN MILLIONS)

                                  TRADING             OTHER THAN TRADING                  TOTAL
                         ------------------------  -----------------------  ------------------------------------
                                      ESTIMATED                ESTIMATED                 CARRYING    ESTIMATED
                          NOTIONAL    FAIR VALUE    NOTIONAL   FAIR VALUE    NOTIONAL      AMOUNT    FAIR VALUE
                         -----------  -----------  ----------  -----------  -----------  ----------  -----------
Swaps:
   Assets..............    $   7,759    $     394    $     61    $      --    $   7,820    $    395    $     394
   Liabilities.........        6,754          489          13            3        6,767         493          491

Forwards:
   Assets..............       29,511          429       1,031           23       30,542         452          452
   Liabilities.........       29,894          459         647            7       30,541         466          466

Futures:
   Assets..............        4,103           51          46           --        4,149          51           51
   Liabilities.........        3,064           50       3,320           21        6,384          71           71

Options:
   Assets..............        6,893          105         239           --        7,132         105          105
   Liabilities.........        4,165           90           5           --        4,170          90           90

Loan Commitments:
   Assets..............           --           --         317           12          317          --           12
   Liabilities.........           --           --         524           16          524          --           16
                         -----------  -----------  ----------  -----------  -----------  ----------  -----------

Total:
   Assets..............    $  48,266    $     979    $  1,694    $      35    $  49,960    $  1,003    $   1,014
                         ===========  ===========  ==========  ===========  ===========  ==========  ===========

   Liabilities.........    $  43,877    $   1,088    $  4,509    $      47    $  48,386    $  1,120    $   1,134
                         ===========  ===========  ==========  ===========  ===========  ==========  ===========

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

                                                DERIVATIVE FINANCIAL INSTRUMENTS
                                                       DECEMBER 31, 1997
                                                         (IN MILLIONS)

                                  TRADING             OTHER THAN TRADING                  TOTAL
                         ------------------------  -----------------------  ------------------------------------
                                      ESTIMATED                ESTIMATED                 CARRYING    ESTIMATED
                          NOTIONAL    FAIR VALUE    NOTIONAL   FAIR VALUE    NOTIONAL      AMOUNT    FAIR VALUE
                         -----------  -----------  ----------  -----------  -----------  ----------  -----------
Swaps:
   Assets..............    $   8,080    $     481    $    398    $      10    $   8,478    $    481    $     491
   Liabilities.........        8,316          756         139           17        8,455         771          773

Forwards:
   Assets..............       24,275          367         489           13       24,764         376          380
   Liabilities.........       20,103          308         920           10       21,023         318          318

Futures:
   Assets..............        2,299           24           3           --        2,302          24           24
   Liabilities.........        2,573           30       1,087            6        3,660          36           36

Options:
   Assets..............        2,981           32       2,083            7        5,064          39           39
   Liabilities.........        2,653           26         437           12        3,090          27           38

Loan Commitments:
   Assets..............           --           --         163            2          163          --            2
   Liabilities.........           --           --         445           --          445          --           --
                         -----------  -----------  ----------  -----------  -----------  ----------  -----------

Total:
   Assets..............    $  37,635    $     904    $  3,136    $      32    $  40,771    $    920    $     936
                         ===========  ===========  ==========  ===========  ===========  ==========  ===========

   Liabilities.........    $  33,645    $   1,120    $  3,028    $      45    $  36,673    $  1,152    $   1,165
                         ===========  ===========  ==========  ===========  ===========  ==========  ===========


     CREDIT RISK

     The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. Approximately 95% of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties.

     Net trading revenues for the years ended December 31, 1997, 1996 and 1995 relating to forwards, futures and swaps were $54 million, $37 million, $(8) million; $42 million, $32 million, $(11) million; and $110 million, $42 million, $3 million respectively. Net trading revenues for options were not material. Average fair values for trading derivatives in an asset position during the years ended December 31, 1997 and 1996 were $1,015 million and $881 million, respectively, and for derivatives in a liability position were $1,166 million and $1,038 million, respectively. Of those derivatives held for trading purposes at December 31, 1997, 52% of the notional amount consisted of interest rate derivatives, 40% consisted of foreign currency derivatives, and 8% consisted of equity and commodity derivatives. Of those derivatives held for purposes other than trading at December 31, 1997, 72% of notional consisted of interest rate derivatives and 28% consisted of foreign currency derivatives.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

     OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

     During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments, financial guarantees, loans sold with recourse and letters of credit. Commitments include commitments to purchase and sell mortgage loans, the unfunded portion of commitments to fund investments in private placement securities, and unused credit card and home equity lines. The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate, and performing other monitoring procedures.

     The fair value of asset positions in these instruments, which represents the Company's current exposure to credit loss from other parties' non-performance, was $1,014 million and $936 million at December 31, 1997 and 1996, respectively.

14.  CONTINGENCIES AND LITIGATION

     FINANCIAL GUARANTEE AGREEMENT

     In connection with the sale in 1995 of its wholly-owned subsidiary Prudential Reinsurance Company ("Pru Re"), the Company's subsidiary, Gibraltar Casualty Insurance Company ("Gibraltar") entered into a stop-loss reinsurance agreement with Pru Re whereby Gibraltar has reinsured up to $375 million of the first $400 million of aggregate adverse loss development on reserves recorded by Pru Re at June 30, 1995. Gibraltar also has entered into several quota share reinsurance arrangements with Pru Re whereby certain medical malpractice, direct insurance and casualty reinsurance pool risks previously underwritten by Pru Re prior to June 30, 1995 were ceded to Gibraltar. The Company has guaranteed Gibraltar's obligations arising under each of these contracts subject to a limit of $375 million for the stop-loss agreement and $400 million for the other agreements. Through December 31, 1997, Gibraltar has incurred $285 million in losses under the stop-loss agreement, including $45 million in 1997. Gibraltar has paid $165 million to Pru Re under the stop-loss agreement. The Company has not been required to fund losses arising under the other arrangements.

     ENVIRONMENTAL AND ASBESTOS-RELATED CLAIMS

     Certain of the Company's subsidiaries received claims under expired contracts which assert alleged injuries and/or damages relating to or resulting from toxic torts, toxic waste and other hazardous substances. The liabilities for such claims cannot be estimated by traditional reserving techniques. As a result of judicial decisions and legislative actions, the coverage afforded under these contracts may be expanded beyond their original terms. Extensive litigation between insurers and insureds over these issues continues and the outcome is not predictable. In establishing the liability for unpaid claims for these losses, management considered the available information. However, given the expansion of coverage and liability by the courts and legislatures in the past, and potential for other unfavorable trends in the future, the ultimate cost of these claims could increase from the levels currently established.

     MANAGED CARE REIMBURSEMENT

     In 1997, the Company continued to review its obligations under certain managed care arrangements for possible failure to comply with contractual and regulatory requirements. The estimated cost to the Company for these reimbursements increased by $115 million in 1997, bringing the total provision to $265 million. As of December 31, 1997, $163 million has been paid or credited to customers. It is the opinion of management that the remaining reserves of $102 million at December 31, 1997 represent a reasonable estimate of remaining reimbursements to customers and other related costs.

     LITIGATION

     Various lawsuits against the Company have arisen in the course of the Company's business. In certain of these matters, large and/or indeterminate amounts are sought.

     Three putative class actions and approximately 677 individual actions were pending against the Company in the United States as of January 31, 1998 brought on behalf of those persons who purchased life insurance policies allegedly because of deceptive sales practices engaged in by the Company and its insurance agents in violation of state and federal laws. The Company anticipates additional suits may be filed by individuals who opted out of the class action settlement described below. The sales practices alleged to have occurred are contrary to Company policy. Some of

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  CONTINGENCIES AND LITIGATION (CONTINUED)

     these cases seek substantial damages while others seek unspecified compensatory, punitive and treble damages. The Company intends to defend these cases vigorously.

     A Multi-State Life Insurance Task Force (the "Task Force"), comprised of insurance regulators from 29 states and the District of Columbia, was formed in April 1995 to conduct a review of sales and marketing practices throughout the life insurance industry. As the largest life insurance company in the United States, the Company was the initial focus of the Task Force examination. On July 9, 1996, the Task Force released its report on the Company's activities. The Task Force found that some sales of life insurance policies by the Company had been improper. Based on the findings, the Task Force recommended, and the Company agreed to, a series of fines allocated to all 50 states and the District of Columbia. In addition, the Task Force recommended a remediation program pursuant to which the Company would offer relief to the policyowners who were misled when they purchased permanent life insurance policies in the United States from 1982 to 1995.

     On October 28, 1996, the Company entered into a Stipulation of Settlement with attorneys for the plaintiffs in the consolidated class action lawsuit pending in a Multi-District Litigation proceeding in the federal court in New Jersey. The class action suit involved alleged improprieties in connection with the Company's sale, servicing and operation of permanent life insurance policies from 1982 through 1995. Pursuant to the settlement, the Company agreed to provide certain enhancements and changes to the remediation program previously accepted by the Task Force, including some additional remedies. In addition, the Company agreed that it would incur a minimum cost of $410 million in providing remedies to policyowners under the program and, in specified circumstances, agreed to make certain other payments and guarantees. Under the terms of the settlement, the Company agreed to a minimum average cost per remedy of $2,364 for up to 330,000 claims remedied and also agreed to provide additional compensation to be determined by formula that will range in aggregate amount from $50 million to $300 million depending on the total number of claims remedied. At the end of the remediation program's claim evaluation process, the Court will determine how the additional compensation will be distributed.

     The terms of the remediation program described above were enhanced again in February 1997 pursuant to agreements reached with several states that had not previously accepted the terms of the program. These changes were incorporated as amendments to the above-described Stipulation of Settlement and related settlement documents, and the amended Stipulation of Settlement was approved as fair to class members by the United States District Court for the District of New Jersey in March 1997. By that point in time, the Company had entered into agreements with all 50 states and the District of Columbia pursuant to which each jurisdiction had accepted the remediation plan and the Company had agreed to pay approximately $65 million in fines, penalties and related payments.

     The decision of the U.S. District Court to certify a class in the above-described litigation for settlement purposes only and to approve the class action settlement as described in the amended Stipulation of Settlement is presently on appeal to the U.S. Court of Appeals for the Third Circuit. The appellants claim that the District Court erred in certifying a class and in finding that the terms of the settlement are fair to the class.

     Pursuant to the state agreements and the amended Stipulation of Settlement, as approved by the U.S. District Court, the Company initiated its remediation program in 1997. The Company mailed packages and provided broad class notice to the owners of approximately 10.7 million policies eligible to participate in the remediation program, informing them of their rights. Owners of approximately 21,800 policies elected to be excluded from the class action settlement. Of those eligible to participate in the settlement, policyowners who believed they were misled were invited to file a claim through an Alternative Dispute Resolution ("ADR") process. The ADR process was established to enable the company to discharge its liability to the affected policyowners. Policyowners who did not wish to file a claim in the ADR process were permitted to choose from options available under Basic Claim Relief, such as preferred rate premium loans, or annuities, mutual fund shares or life insurance policies that the Company will enhance.

     The owners of approximately 1.16 million policies responded to these notices by indicating an intent to file an ADR claim. All policyholders who responded were provided an ADR claim form for completion and submission. Approximately 635,000 claim forms were completed and returned as of January 31, 1998. Management does not believe the number of ADR claims that will be completed and returned will increase significantly. In addition, the owners of approximately 510,000 policies indicated an interest in a Basic Claim Relief remedy. The ADR process requires that individual claim files be reviewed by one or more independent claim evaluators. Management does not believe costs associated with providing Basic Claim Relief will be material to the Company's financial position or results of operations.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  CONTINGENCIES AND LITIGATION (CONTINUED)

     In 1996, the Company recorded in its Statement of Operations, the minimum cost of $410 million as agreed to in the settlement. Management had no better information available at that time upon which to make a reasonable estimate of losses. Management now has additional information which allows for computation of a reasonable estimate of losses associated with ADR claims. Based on this additional information, in 1997, management had increased the estimated liability for the cost of remedying policyholder claims in the ADR process by $1.64 billion before taxes to approximately $2.05 billion before taxes of which $1.80 billion has been funded in a settlement trust as described in Note 3. While management believes these are reasonable estimates based on information currently available, the ultimate amount of the total cost of remedied policyholder claims is dependent on complex and varying factors, including actual claims by eligible policyholders, the relief options chosen and the dollar value of those options. There are also additional elements of the ADR process which cannot be fully evaluated at this time (e.g., claims which may be successfully appealed) which could increase this estimate.

     Litigation is subject to many uncertainties, and given the complexity and scope of these suits, their outcome cannot be predicted. It is also not possible to predict the likely results of any regulatory inquiries or their effect on litigation which might be initiated in response to widespread media coverage of these matters. Accordingly, management is unable to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome of all pending litigation and the regulatory inquiries. It is possible that the results of operations or the cash flow of the Company, in particular quarterly or annual periods, could be materially affected by an ultimate unfavorable outcome of certain pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters referred to above should not have a material adverse effect on the Company's financial position, after consideration of applicable reserves.

     The Company and a number of other insurers ("the Consortium") entered into a Reinsurance and Participation Agreement (the "Agreement") with MBL Life Assurance Corporation ("MBLLAC") and others, under which the Company and the other insurers agreed to reinsure certain payments to be made to contract holders by MBLLAC in connection with the plan of rehabilitation of Mutual Benefit Life Insurance Company. Under the agreement, the Consortium, subject to certain terms and conditions, will indemnify MBLLAC for the ultimate net loss sustained by MBLLAC on each contract subject to the Agreement. The ultimate net loss represents the amount by which the aggregate required payments exceed the fair market value of the assets supporting the covered contracts at the time such payments are due. The Company's share of any net loss is 30.55%. The Company has determined that it does not expect to make any payments to MBLLAC under the agreement. The Company concluded this after testing a wide range of potentially adverse scenarios during the rehabilitation period for MBLLAC.

15.  SUBSEQUENT EVENTS

     On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the Company to demutualize and become a publicly-traded company. The Company has begun discussions with the New Jersey Department of Banking and Insurance, leaders in the New Jersey State Legislature, as well as other key regulatory agencies around the country. The New Jersey State Legislature must first pass a law permitting demutualization. The New Jersey Department of Banking and Insurance, the Company's Board and a majority of participating policyholders must ultimately approve the Company's plan for demutualization.

                                    * * * * *

-------------------------------------------------------------------------------
VARIABLE ANNUITY CONTRACTS
 .Flexible Purchase Payment Contract
 .Single Purchase Payment Contract

(for use in connection with retirement plans qualifying for special federal income tax treatment)
PRUDENTIAL'S GIBRALTAR FUND, INC.
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE TO ANY PERSON TO WHOM SUCH OFFER WOULD BE UNLAWFUL IN SUCH STATE.

NO ONE IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN THE SALES MATERIAL AUTHORIZED BY THE PRUDENTIAL INSURANCE COMPANY OF AMERICA FOR USE IN
CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS.
-------------------------------------------------------------------------------
                                         --------------------------------------

[LOGO] Prudential
-------------------------------------------------------------------------------

The Prudential Insurance Company of America

751 Broad Street, Newark, New Jersey 07102-3777                     Bulk Rate
                                                                   U.S. Postage
                                                                       Paid
                                                                    Purdential

                                    PART C

                               OTHER INFORMATION

                      CONTENTS OF REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:

The facing sheet.


The prospectus consisting of 79 pages.


The signatures for:


      (1) Prudential's Annuity Plan Account-2 and The Prudential Insurance Company of America; and
      (2) Prudential's Gibraltar Fund, Inc.



Consent of Price Waterhouse LLP, independent accountants, regarding reports on:

      (1) Prudential's Annuity Plan Account-2 and The Prudential Insurance Company of America; and
      (2) Prudential's Gibraltar Fund, Inc.

Responses of Prudential's Gibraltar Fund, Inc. to Items of Part C of Form N-1A:

      Item 24.   Financial Statements and Exhibits;
      Item 25.   Persons Controlled by or under Common Control with Prudential's
                   Gibraltar Fund, Inc.
      Item 26.   Number of Holders of Securities;
      Item 27.   Indemnification;
      Item 28.   Business and other Connections of Investment Advisor;
      Item 29.   Principal Underwriter;
      Item 30.   Location of Accounts and Records;
      Item 31.   Management Services; and
      Item 32.   Undertakings.


The Exhibits listed on the following pages pertaining to:


      (1) Variable Annuity Contracts; and
      (2) Prudential's Gibraltar Fund, Inc.

      Item 24(a) List of Financial Statements of Prudential's Annuity
                 Plan Account-2 and The Prudential Insurance Company of America Filed as Part of this Registration
                 Statement.


Prudential's Annuity Plan Account-2 -- Statements Filed as Part of Part A:


      Statement of Net Assets as of December 31, 1997;
      Statement of Operations -- Year Ended December 31, 1997; and Statements of Changes in Net Assets -- Years Ended December 31, 1997
        and 1996.


Consolidated Financial Statements of The Prudential Insurance Company of America and Subsidiaries -- Statements Filed as Part of Part A:


      Statements of Financial Position as of December 31, 1997
          and 1996;
      Statements of Operations and Changes in Surplus and Asset
          Valuation Reserve (AVR)/ Mandatory Securities Valuation Reserve (MSVR) -- Years Ended December 31, 1997, 1996 and 1995; and
      Statements of Cash Flows -- Years Ended December 31, 1997,
          1996 and 1995.


List of Financial Statements of Prudential's Gibraltar Fund, Inc. Filed as Part of this Registration Statement -- Statements Filed as Part of Part A:


      Statement of Assets and Liabilities including Schedule of Investments as of December 31, 1997;
      Statement of Operations -- Year Ended December 31, 1997;
      Statements of Changes in Net Assets -- Years Ended December 31, 1997 and
        1996; and
      Financial Highlights -- Ten Years Ended December 31, 1997.



                                    EXHIBITS
                           VARIABLE ANNUITY CONTRACTS

1. COPIES OF EXHIBITS REQUIRED BY PARAGRAPH A OF INSTRUCTIONS            INCORPORATED BY REFERENCE TO THE
AS TO EXHIBITS IN FORM N-8B-2 (OTHER PARAGRAPH A EXHIBITS ARE            FOLLOWING:
NOT APPLICABLE):

(1)       The resolutions of the Board of Directors of                   Exhibit A(1) to N-8B-2, File No.
          Prudential, adopted on August 13, 1968, establishing           811-1849.
          Prudential's Annuity Plan Account-2.

(2)(a)    Custodian Agreement between                                    Exhibit A(2) to Post-Effective
          Chemical Bank and Prudential.                                  Amendment No. 17 to Form S-6,
                                                                         Registration No. 2-52715.

(3)(a)    Distribution Agreement between Prudential's Investment         Exhibit A(3)(a) to Post-Effective
          Plan Account, Prudential's Annuity Plan Account,               Amendment No. 30 to Form S-6,
          Prudential's Annuity Plan Account-2 and Pruco                  Registration No. 2-52715.
          Securities Corporation.

(3)(c)    Schedule of Sales Commissions referred to in Item              Exhibit A(3)(c) to Form S-6,
          38(c).                                                         Registration No. 2-59232.

(5)(i)    Copy of Variable Annuity Contract with Flexible                Exhibit A(5)(i) to Form S-6,
          Purchase Payments-Pension Series Form QVA-77.                  Registration No. 2-59232.

(5)(ii)   Copy of Variable Annuity Contract-Pension Series Form          Exhibit A(5)(ii) to Form S-6,
          QVAS-77.                                                       Registration No. 2-59232.

(5)(iii)  Copy of alternate contract face page QVA-77 (N.Y.),            Exhibit A(5)(iii) to Form S-6,
          for inclusion in Flexible Purchase Payment V.A.                Registration No. 2-59232.
          contracts sold in the State of New York.

(5)(iv)   Copy of alternate contract face page QVAS-77 (N.Y.),           Exhibit A(5)(iv) to Form S-6,
          for inclusion in Single Payment V.A. contracts sold in         Registration No. 2-59232.
          the State of New York.

(5)(v)    Copy of alternate contract face pages 3 and 4, Page 3          Exhibit A(5)(v) to Form S-6,
          (QVA-77)(N) and Page 4 (QVA-77)(N), for inclusion in           Registration No. 2-59232.
          Flexible Purchase Payment and Single Purchase Payment
          V.A. contracts sold in Texas if the Supplemental Death
          Benefit is not provided.

(5)(vi)   Copy of alternate contract pages 3 and 4, Page 3               Exhibit A(5)(vi) to Form S-6,
          (QVAS-77)(N) and Page 4 (QVAS-77)(N), for inclusion in         Registration No. 2-59232.
          Single Payment V.A. contracts sold in Texas if the
          Supplemental Death Benefit is not provided.

(5)(vii)  Copy of alternate contract pages 7 and 8, Page 7               Exhibit A(5)(vii) to Form S-6,
          (QVA-77)(3%) and Page 8 (QVA-77)(3%), for inclusion in         Registration No. 2-59232.
          Flexible Purchase Payment and Single Purchase Payment
          V.A. contracts sold in Florida, New Mexico, Texas, and
          West Virginia.

(5)(viii) Copy of alternate contract page 9, Page 9 (QVA-                Exhibit A(5)(viii) to Form S-6,
          77)(O), for inclusion in Flexible Purchase Payment and         Registration No. 2-59232.
          Single Purchase Payment V.A. contracts sold in
          Oklahoma.

(5)(ix)   Copy of alternate page 10, Page 10 (QVA-77)(P), for            Exhibit A(5)(ix) to Form S-6,
          inclusion in Flexible Purchase Payment V.A. contracts          Registration No. 2-59232.
          sold in Pennsylvania.


LISTING OF VARIABLE ANNUITY EXHIBITS - PAGE 2

(5)(x)    Copy of Texas Variable Annuity Endorsement to the              Exhibit A(5)(x) to Form S-6,
          Variable Annuity Contracts. Form QVA 81545-77.                 Registration No. 2-59232.

(5)(xi)   Copy of Limitation Provisions Endorsement QVA 81698 to         Exhibit A(5)(xi) to Form S-6,
          the Variable Annuity Contracts, for use with                   Registration no. 2-59232.
          employee-owned contracts under 403(b) annuity purchase
          plans.

(5)(xii)  Copy of Limitation Provisions Endorsement QVA 81699 to         Exhibit A(5)(xii) to Form S-6,
          the Variable Annuity Contracts, for use with                   Registration No. 2-59232.
          Individual Retirement Annuities.






(5)(xiii) Copy of Limitation Provisions Endorsement QVA-81700 to         Exhibit A(5)(xiii) to Form S-6,
          the Variable Annuity Contracts, for use with                   Registration No. 2-59232.
          employee-owned contracts under Corporate pension and
          profit sharing plans and H.R. 10 pension plans.

(5)(xiv)  Copy of Alteration-of-Text Endorsement, Form QVA               Exhibit A(5)(xiv) to Post-Effective
          81769-77, for inclusion in Flexible Purchase Payment           Amendment No. 3 to Form S-6,
          and Single Purchase Payment V.A. contracts sold in             Registration No. 2-59232.
          California.

(5)(xv)   Copy of Limitation Provisions Endorsement, Form QVA            Exhibit A(5)(xv) to Post-Effective
          82138, for inclusion in Flexible Purchase Payment and          Amendment No. 3 to Form S-6,
          Single Purchase Payment V.A. contracts sold under the          Registration No. 2-59232.
          Texas Optional Retirement Program.

(5)(xvi)  Copy of Rights Endorsement QVA 81546 to the Variable           Exhibit A(5)(xvi) to Post-Effective
          Annuity Contracts, for use with trustee-owned                  Amendment No. 7 to Form S-6,
          Corporate pension and profit sharing plans and                 Registration No. 2-59232.
          trustee-owned H.R. 10 pension plans.


(6)(i)    Copy of Charter of Prudential, as amended                      Incorporated by reference to
          to and including November 14, 1995.                            Post-Effective Amendment No. 9
                                                                         to Form S-1, Registration No.
                                                                         33-20083, filed April 9, 1997
                                                                         on behalf of The Prudential Variable
                                                                         Contract Real Property Account.

(6)(ii)   Copy of the By-Laws of Prudential, as amended                  Incorporated by reference to Post-
          to and including April 8, 1997.                                Effective Amendment No. 12
                                                                         to Form N-4, Registration No.
                                                                         33-25434, filed April 30, 1997
                                                                         on behalf of The Prudential
                                                                         Individual Variable Contract Account.


(10)      Form of Application for Annuity. Form QVA 81541-78.            Exhibit A(21) to Post-Effective
                                                                         Amendment No. 3 to Form S-6,
                                                                         Registration No. 2-59232.


2. For specimen of securities, see Exhibits A(5)(i) through A(5)(xvi).


6. Powers of Attorney for Directors and Officers of Prudential           Incorporated by reference to Post-
                                                                         Effective Amendment No. 10 to
                                                                         Form S-1, Registration No. 33-20083,
                                                                         filed April 9, 1998 on behalf of The
                                                                         Prudential Variable Contract
                                                                         Real Property Account.














27.1 Financial Data Schedule                                             Filed herewith

ITEM 24(B)

                                                             EXHIBITS
                                                    PRUDENTIAL'S GIBRALTAR FUND

                                                          INCORPORATED BY
                                                        REFERENCE TO EXHIBITS                        INCORPORATED BY
             EXHIBITS REQUIRED BY                          TO FORM N-8B-1                      REFERENCE TO THE FOLLOWING
              ITEM OF FORM N-1A                           FILE NO. 811-1660                   (EXCEPT AS OTHERWISE NOTED):

  (i)        Certificate of Incorporation.                       1(a)

             Amendment to Certificate                            1(b)
             of Incorporation dated April 11, 1968.

             Amendment to Certificate                                                   Exhibit 1(c) to Post-
             of Incorporation dated May 27, 1975.                                       Effective Amendment No. 19
                                                                                        to Form S-6, Registration
                                                                                        No. 2-52715.

             Amendment to Certificate                                                   Exhibit 24(b)(i) to Post-Effective
             of Incorporation dated April 23, 1992.                                     Amendment No. 32 to Form S-6,
                                                                                        Registration No. 2-52715.


             Articles of Incorporation                                                  Exhibit 24(b)(i) to Post-Effective
             filed with the Secretary of State                                          Amendment No. 26 to Form S-6,
             of the State of Maryland, dated                                            Registration No. 2-59232.
             May 1, 1997.

 (ii)        By-laws.                                                                   Exhibit 24(b)(ii) to Post-Effective
                                                                                        Amendment No. 26 to Form S-6,
                                                                                        Registration No. 2-59232.



(iii)        None.

 (iv)        Stock Certificate.                                                         Exhibit 4(a) to Post-
                                                                                        Effective Amendment No. 17
                                                                                        to Form S-6, Registration
                                                                                        No. 2-52715.

  (v)        Investment Advisory Contract                        5
             between Registrant and
             Prudential.

             Amendment No. 1 to Investment                                              Exhibit 5(b) to Post-
             Advisory Contract between                                                  Effective Amendment No. 9
             Registrant and Prudential.                                                 to Form S-5, Registration
                                                                                        No. 2-32685.

             Amendment No. 2 to Investment                                              Exhibit 24(b)(v) to Post-Effective
             Advisory Contract between                                                  Amendment No. 32 to Form S-6,
             Registrant and Prudential.                                                 Registration No. 2-52715.

             Service Agreement between                                                  Exhibit 24(b)(v)(3) to
             Prudential and The Prudential                                              Post-Effective Amendment
             Investment Corporation.                                                    No. 23 to Form S-6,
                                                                                        Registration No. 2-52715.

 (vi)        Distribution Agreement between                                             Exhibit 24(b)(vi) to Post-
             Prudential's Gibraltar Fund and                                            Effective Amendment No. 30
             Pruco Securities Corporation.                                              to Form S-6, Registration
                                                                                        No. 2-52715.

(vii)        None.


PRUDENTIAL'S GIBRALTAR FUND EXHIBITS -- PAGE 2


(viii)       Custody Agreement between                                                  Exhibit 8(a) to Post-
             Registrant and Chemical Bank                                               Effective Amendment No. 17
                                                                                        to Form S-6, Registration
                                                                                        No. 2-52715.

(viii)(a)    Form of Custodian Agreement                                                Exhibit (viii) to Post-Effective
             between Investors Fiduciary                                                Amendment No. 40 to Form S-6,
             Trust Company and the                                                      Registration No. 2-52715.
             Registrant.

 (ix)        Administrative Services                             9(a)
             Agreement between Registrant
             and Prudential.

             Contract of Custodianship                                                  Exhibit A(2) to Post-
             with respect to Prudential's                                               Effective Amendment No. 17
             Investment Plan Account                                                    to Form S-6, Registration
             (endorsed by Registrant).                                                  No. 2-52715.

(x)-(xiv)    None.

     (xv)    None.


    (xvi)    Powers of Attorney for                                                     Filed herewith
             Non-Interested Directors of
             Prudential's Gibraltar Fund, Inc.

    (xvii)   Consents of independent auditors                                           Filed herewith



27.2         Financial Data Schedule                                                    Filed herewith


                                   SIGNATURES

                      PRUDENTIAL'S ANNUITY PLAN ACCOUNT - 2


Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus, and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 29th day of April, 1998.


                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Attest:  /s/ CAREN CUNNINGHAM                     By: /s/ ESTHER H. MILNES
         --------------------------                   --------------------------
         Caren Cunningham                             Esther H. Milnes
         Secretary
                                                      Vice President



Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 27 to the Registration Statement has been signed below by the following directors and officers of The Prudential Insurance Company of America in their capacities and on the date appearing below.


         SIGNATURE AND TITLE                                      DATE

/s/* ARTHUR C. RYAN                      )                  April 29, 1998
----------------------------------       )
Arthur C. Ryan                           )
Chairman of the Board, President         )
and Chief Executive Officer              )
                                         )
                                         ) *By: /s/ CAREN CUNNINGHAM
                                         )      ---------------------
/s/* FRANKLIN E. AGNEW                   )      Caren Cunningham
----------------------------------       )      (Attorney-in-Fact)
                                         )
Franklin E. Agnew                        )
Director                                 )
                                         )
                                         )
/s/* FREDERIC K. BECKER                  )
----------------------------------       )
                                         )
Frederic K. Becker                       )
Director                                 )
                                         )
                                         )
/s/* MARTIN A. BERKOWITZ                 )
----------------------------------       )
                                         )
Martin A. Berkowitz                      )
Senior Vice President and Comptroller    )
                                         )
                                         )
/s/* RICHARD J. CARBONE                  )
----------------------------------       )
                                         )
Richard J. Carbone                       )
Chief Financial Officer                  )

         SIGNATURE AND TITLE                                      DATE


                                                            April 29, 1998


/s/* JAMES G. CULLEN                     )
------------------------------------     )
James G. Cullen                          )
Director                                 )
                                         )
                                         )
/s/* CAROLYNE K. DAVIS                   )
----------------------------------       )
Carolyne K. Davis                        )
Director                                 )
                                         )
                                         )
/s/* ROGER A. ENRICO                     )
----------------------------------       )
Roger A. Enrico                          )
Director                                 )
                                         )
                                         )
/s/* ALLAN D. GILMOUR                    )
----------------------------------       )
Allan D. Gilmour                         )
Director                                 )
                                         )
                                         )
/s/* WILLIAM H. GRAY, III                )
----------------------------------       )
William H. Gray, III                     )
Director                                 ) *By: /s/ CAREN CUNNINGHAM
                                         )      ----------------------
                                         )      Caren Cunningham
/s/* JON F. HANSON                       )      (Attorney-in-Fact)
----------------------------------       )
Jon F. Hanson                            )
Director                                 )
                                         )
                                         )
/s/* GLEN H. HINER, JR.                  )
----------------------------------       )
Glen H. Hiner, Jr.                       )
Director                                 )
                                         )
                                         )
/s/* CONSTANCE J. HORNER                 )
----------------------------------       )
Constance J. Horner                      )
Director                                 )
                                         )
                                         )
/s/* GAYNOR KELLEY                       )
----------------------------------       )
Gaynor Kelley                            )
Director                                 )
                                         )
                                         )
/s/* BURTON G. MALKIEL                   )
----------------------------------       )
Burton G. Malkiel                        )
Director                                 )
                                         )

         SIGNATURE AND TITLE                                      DATE


                                                            April 29, 1998
/s/* IDA F.S. SCHMERTZ                   )
----------------------------------       )
Ida F.S. Schmertz                        )
Director                                 )
                                         )
                                         )
/s/* CHARLES R. SITTER                   )
----------------------------------       )
Charles R. Sitter                        )
Director                                 )
                                         )
                                         )
/s/* DONALD L. STAHELI                   )
----------------------------------       )
Donald L. Staheli                        )
Director                                 )
                                         )
                                         )
/s/* RICHARD M. THOMSON                  )
----------------------------------       )
Richard M. Thomson                       )
Director                                 )
                                         )
                                         )
/s/* JAMES A. UNRUH                      )
----------------------------------       )
James A. Unruh                           )
Director                                 )
                                         )
                                         )
/s/* P. ROY VAGELOS, M.D.                )
----------------------------------       )
P. Roy Vagelos, M.D.                     ) *By: /s/ CAREN CUNNINGHAM
Director                                 )      --------------------
                                         )      Caren Cunningham
                                         )      (Attorney-in-Fact)
/s/* STANLEY C. VAN NESS                 )
----------------------------------       )
Stanley C. Van Ness                      )
Director                                 )
                                         )
                                         )
/s/* PAUL A. VOLCKER                     )
----------------------------------       )
Paul A. Volcker                          )
Director                                 )
                                         )
                                         )
/s/* JOSEPH H. WILLIAMS                  )
----------------------------------       )
Joseph H. Williams                       )
Director                                 )

                                   SIGNATURES

                           PRUDENTIAL'S GIBRALTAR FUND, INC.

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus, and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 29th day of April, 1998.


                                       PRUDENTIAL'S GIBRALTAR FUND, INC.



                                          By: /s/ MENDEL A. MELZER
                                              ----------------------------------
                                              Mendel A. Melzer
                                              Chairman of the Board of Directors



Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 27 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


         SIGNATURE AND TITLE                                      DATE


                                                            April 29, 1998



/s/ MENDEL A. MELZER                     )
--------------------------------         )
                                         )
Mendel A. Melzer                         )
                                         )
Chairman of the Board of Directors,      )
Principal Executive Officer and          )
Principal Financial Officer              )
                                         )
                                         )
                                         )
/s/ JONATHAN M. GREENE                   )
--------------------------------         )
Jonathan M. Greene                       ) *By: /s/ CAREN CUNNINGHAM
President and Director                   )      ----------------------
                                         )      Caren Cunningham
                                         )      (Attorney-in-Fact)
                                         )
/s/ GRACE TORRES                         )
--------------------------------         )
Grace Torres                             )
Treasurer and Principal                  )
Financial and Accounting Officer         )
                                         )
                                         )
/s/* SAUL K. FENSTER                     )
--------------------------------         )
Saul K. Fenster                          )
Director                                 )
                                         )
                                         )
/s/* W. SCOTT MCDONALD, JR.              )
--------------------------------         )
W. Scott McDonald, Jr.                   )
Director                                 )
                                         )
                                         )
/s/* JOSEPH WEBER                        )
--------------------------------         )
Joseph Weber                             )
Director                                 )

ITEM 25.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

             Prudential is a mutual life insurance company incorporated under the laws of the State of New Jersey.

             All of the shares of Prudential's Gibraltar Fund, Inc. are held by three separate accounts of The Prudential Insurance Company of
             America: Prudential's Investment Plan Account, Prudential's Annuity Plan Account and Prudential's Annuity Plan Account-2. Prudential also holds directly and in certain other separate accounts shares of The Prudential Series Fund, Inc., a Maryland corporation. The balance of the shares of Prudential Series Fund, Inc. are held in separate accounts of Pruco Life Insurance Company, a direct wholly-owned subsidiary of Prudential, and Pruco Life Insurance Company of New Jersey, an indirect wholly-owned subsidiary of Prudential. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential's Gibraltar Fund, Inc. and The Prudential Series Fund, Inc. are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. The shares of the investment companies are voted in accordance with the instructions of persons having an interest in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey will vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.

             Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10 and The Prudential Variable Contract Account-11, separate accounts of Prudential registered as open-end, diversified management investment companies under the Investment Company Act of 1940.


             Prudential is a mutual insurance company. Its financial statements are prepared in accordance with statutory requirements.



             The subsidiaries of Prudential and short descriptions of each are listed under Item 25 in Post-Effective Amendment No. 34 to the Registration Statement of The Prudential Series Fund, Inc., Registration No. 2-80896, the text of which is hereby incorporated by reference.


ITEM 26.     NUMBER OF HOLDERS OF SECURITIES


             The registrant was organized to serve as the investment medium for separate accounts of Prudential which issue certain variable annuity contracts to the public. The public offering commenced on January 2, 1970. As of December 31, 1997, there were 29,771,740 shares of Common Stock outstanding, distributed as follows:


             TITLE OF CLASS                  HOLDER                     SHARES

              Common Stock    Prudential's Investment Plan Account    24,171,408
                              Prudential's Annuity Plan Account          225,153
                              Prudential's Annuity Plan Account-2      5,375,179
                                                                      ----------
                                                                      29,771,740


ITEM 27.   INDEMNIFICATION OF DIRECTORS AND OFFICERS


             The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

           New Jersey, being the state of organization of Prudential Insurance Company of America (Prudential), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's By-law 27, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit (8)(ii) of Post-Effective Amendment No. 26 to Form N-3, Registration No. 2-76580, filed May 1, 1995, on behalf of The Prudential Variable Contract Account-10.

           Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

           Prudential is involved in insurance, reinsurance, securities, pension services, real estate and banking.


           The Prudential Investment Corporation (PIC) is the investment unit of Prudential and actively engages in the business of giving investment advice. The officers and directors of Prudential and PIC who are engaged directly or indirectly in activities relating to the registrant have no other business, profession, vocation, or employment of a substantial nature, and have not had such other connections during the past two years.


           The business and other connections of Prudential's Directors are listed in the Prospectus in this Post-Effective Amendment to the Registration Statement, which is hereby incorporated by reference.


ITEM 29.   PRINCIPAL UNDERWRITERS

           (a) Incorporated by reference to Item 29(a) of Post-Effective Amendment No. 34 to Form N-1A, Registration No. 2-80896, filed April 24, 1998 on behalf of The Prudential Series Fund, Inc.

           (b) Incorporated by reference to Item 29(b) of Post-Effective Amendment No. 34 to Form N-1A, Registration No. 2-80896, filed April 24, 1998 on behalf of The Prudential Series Fund, Inc.


           (c) Not applicable.

ITEM 30.   LOCATION OF ACCOUNTS AND RECORDS

           All accounts, books and other documents required to be maintained by
           Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant, Prudential Plaza, Newark, New Jersey 07102-3777; the Registrant's Investment Advisor, The Prudential Insurance Company of America, Prudential Plaza, Newark, New Jersey, 07102-3777; or the Registrant's Custodian, Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64104-1716.

ITEM 31.   MANAGEMENT SERVICES

           Not applicable.

ITEM 32.   UNDERTAKINGS

           Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

                                  EXHIBIT INDEX

(x)-(xvi)       Powers of Attorney for Non-Interested Directors of              Page C-15
                Prudential's Gibraltar Fund, Inc.

(x)-(xvii)(a)   Consent of Price Waterhouse LLP, independent accountants        Page C-18

(x)-(xvii)(b)   Consent of Deloitte & Touche LLP, independent auditors          Page C-19


27.1            Financial Data Schedule - Prudential's Annuity Plan
                Account-2                                                       Page C-20

27.2            Financial Data Schedule - Prudential's Gibraltar Fund           Page C-21